UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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(Rule 14a-101)
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FIRST INTERSTATE BANCSYSTEM, INC.

(Name of Registrant as Specified in its Charter)

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2024 Proxy Statement

First Interstate BancSystem, Inc.

First Interstate BancSystem

Member FDIC. Equal Housing Lender.

Notice of Annual Meeting of Shareholders to be held on May 22, 2024

CORE BELIEFS

At First Interstate, we strive to set an example for others to follow, and this philosophy begins with the way we are governed. Moreover, it is infused with elements vital to our culture: our Mission, Vision, and Values. These three core tenets guide decision-making at all levels of our organization and serve as barometers for how our actions measure up against our own high standards.

Mission

We help people and their money work better together. That is our Mission, our reason for being. People have entrusted First Interstate with their valuable resources, and it is not a responsibility we take lightly. We understand we have an indispensable role in helping individuals achieve their financial goals and dreams, and we must nurture all our relationships — with clients, employees, communities, and shareholders — to make those aspirations a reality.

Vision

Our Vision is to be the most relevant everyday experience our clients have with their money. This vision guides every interaction and spurs us to perfect our client service model of excellence.

Values

Our Values are the core principles by which we do business and do good for our people, our communities, and our stakeholders.

- People First, Always
- Seek Greatness
- Integrity
- Celebrate Success
- Commitment to Community

Service Commitments

First Interstate actively engages with our clients, employees, communities, and shareholders. Our approach centers on five key service commitments: Build Relationships, Be Memorable, Lead by Example, See the Good, and Lend a Hand.

Notice of Annual Meeting of Shareholders
Participate in the Future of First Interstate — Please Cast Your Vote

Date:	Time:	Location:
May 22, 2024	4:00 p.m. MT	First Interstate Great West Center
1800 6th Avenue North
Billings, Montana
At the Annual Meeting, shareholders will be asked to vote on the following proposals:
1.To elect four directors;
2.To approve an increase in the number of shares authorized for issuance under the Company’s
2023 Equity and Incentive Plan;
3.To approve, on a non-binding, advisory basis, the compensation of the Company’s Named
Executive Officers;
4.To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.
YOUR VOTE IS IMPORTANT TO US. Shareholders of record as of the close of business on Friday,
March 22, 2024, are entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Whether or not you plan to attend the annual meeting, we urge you to vote. A proxy that is signed and dated, but which does not contain voting instructions, will be voted in the manner as is recommended by our Board of Directors on each proposal with respect to which a registered holder is entitled to vote.
Registered holders may vote:
▪By Internet — access http://www.voteproxy.com and follow the on-screen instructions;
▪By mail — sign, date, and mail your proxy card in the envelope provided as soon as possible; or
▪In person — vote your shares in person by attending the annual meeting.
BY ORDER OF THE BOARD OF DIRECTORS

Kirk D. Jensen
Corporate Secretary
Billings, Montana
April 11, 2024

Table of Contents
(i)

2023 Proxy Summary . . . . . . . . . .	1	Report of the Audit Committee . . . . . . . . . .	47
Proposal One . . . . . . . . . . . . . . . . .	9	Security Ownership of Certain Beneficial Owners and Management . . . . . . . . . . . . . . .	48

Directors and Executive Officers and Business Biographies . . . . . . .	12	Compensation Discussion and Analysis . . . .	57
Corporate Governance . . . . . . . . .	22	Compensation of Named Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	72

Board and Committee Members .	25	Certain Relationships and Related Party Transactions . . . . . . . . . . . . . . . . . . . . . . . . . .	91

Director Compensation . . . . . . . . .	34	Information About the Shareholder Meeting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	92

Proposal Two . . . . . . . . . . . . . . . . .	36	Remaining Sections . . . . . . . . . . . . . . . . . . . .	96

Proposal Three . . . . . . . . . . . . . . . .	44	Appendix A - Reconciliation of GAAP and Non-GAAP Financial Measures . . . . . . . . . . .	A-1
Proposal Four . . . . . . . . . . . . . . . . .	45	Appendix B - Proxy Card . . . . . . . . . . . . . . . .	B-1
In it for the long haul,
one day at a time.
Find out more at firstinterstatebank.com
Proxy Statement 2023 Summary
The following is a summary of more detailed information found elsewhere in our proxy statement. This is only a summary, and it may not contain all the information that is important to you. For more complete information, please review this proxy statement in its entirety.
When we refer to the “Company,” “First Interstate,” “we,” “our,” and “us” in this proxy statement, we mean First Interstate BancSystem, Inc. and our consolidated subsidiaries, unless the context indicates that we refer only to the parent company, First Interstate BancSystem, Inc. When we refer to the “Bank” in this proxy statement, we mean First Interstate Bank, our wholly owned bank subsidiary.
This proxy statement and accompanying proxy card are being provided on or about April 11, 2024, to our shareholders of record who are entitled to vote at the annual meeting.
Annual Meeting

Time and Date:	4:00 p.m., Mountain Time, Wednesday, May 22, 2024
Place:	First Interstate Great West Center, 1800 Sixth Avenue North, Billings, Montana 59101
Record Date:	Close of business on Friday, March 22, 2024
Voting:
Shareholders of record as of the record date are entitled to vote the shares of our common stock that they held as of the record date at the meeting. Each outstanding share of common stock entitles its holder to cast one vote on all matters submitted to a vote of shareholders at the annual meeting.

Attendance:
If you plan to attend the annual meeting in person, you must bring the Notice of Internet
Availability of Proxy Materials. If your shares are not registered in your name, you will need a legal proxy, account statement, or other documentation confirming your First Interstate
BancSystem, Inc. holdings from the broker, bank, or other institution that is the record holder of your shares. You will also need a valid, government-issued picture identification that matches your Notice of Internet Availability of Proxy Materials, legal proxy, or other confirming documentation.

Adjournments:
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

2023 Proxy Statement	1	First Interstate BancSystem, Inc.

Agenda and Voting Recommendations

Proposal	Board Recommendation
PROPOSAL 1 Election of Four Directors	**BOARD RECOMMENDATION** **"FOR"** Each Nominee
PROPOSAL 2 Approval of an Increase in the Number of Shares Authorized for Issuance Under the Company's 2023 Equity and Incentive Plan	**BOARD RECOMMENDATION** **"FOR"** Approval
PROPOSAL 3 Adoption of Advisory Resolution on Executive Compensation	**BOARD RECOMMENDATION** **"FOR"** Adoption
PROPOSAL 4 Ratification of Appointment of Independent Registered Public Accounting Firm	**BOARD RECOMMENDATION** **"FOR"** Ratification

Review your Proxy Statement and vote in one of three ways:

Via the Internet
Visit the website listed on your proxy card

By Mail
Sign, date and return your proxy card in the enclosed envelope

In Person
Attend the Annual Meeting in Billings, MT

2023 Proxy Statement	2	First Interstate BancSystem, Inc.
2023 Financial Performance Highlights
In 2023, we reported net income of $257.5 million, or $2.48 per diluted share of common stock outstanding. Our return on average common equity ("ROAE") was 8.17% and our return on average tangible common equity (“ROATCE”) was 13.32%. Our book value per share (“BVPS”) was $31.05 and our tangible book value per share (“TBVPS”) was $19.41.

$257.5	$2.48	8.17%	/	13.32%	$31.05	/	$19.41
Net Income	Diluted Earnings Per Share	ROAE / ROATCE*			BVPS / TBVPS*

* ROATCE and TBVPS are financial measures not defined in accordance with accounting principles generally accepted in the United States of America, or GAAP. See Appendix A to this proxy statement for a reconciliation to their most directly comparable GAAP financial measures, ROAE and BVPS, respectively.
Delivering Long-term Value
We focus on generating strong financial results over the long term, growing organically and through strategic acquisitions. Over the last 10 years, our earnings have increased 199%. Over the same period, common equity has increased 303%, from $801.6 million as of December 31, 2013, to $3,227.5 million as of December 31, 2023.

Net Income
$260.0
$240.0
$220.0
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

With this growth in earnings, we have been diligent in returning capital to our shareholders. During
2023, the Company repurchased 1 million shares of common stock and paid $1.88 in total dividends per share, amounting to a total return of capital to shareholders of 88% of net income. Additionally, we have increased regular dividends over the past 10 years, including a $0.07 increase to our quarterly dividend in the fourth quarter of 2022, to $0.47 per share, in addition to making a one-time cash dividend of $0.60 per share in 2020.

2023 Proxy Statement	3	First Interstate BancSystem, Inc.

Dividends
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Regular Dividend
Special Dividend

We have also delivered growth in EPS, BVPS, and TBVPS between the 2014 to 2023 performance period displayed, reflecting compound annual growth rates of 3.2%, 5.1%, and 2.9% respectively.

BVPS
TBVPS
EPS
$40.00
$30.00
$20.00
$10.00
$0.00
$1.87
$1.90
$2.13
$2.05
$2.75
$2.83
$2.53
$3.11
$1.96
$2.48
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

2023 Proxy Statement	4	First Interstate BancSystem, Inc.

FIBK: TOTAL SHAREHOLDER RETURN (3/23/2010 THROUGH 12/31/2023)

FIBK
KBW Bank Index
S&P Financials Index
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
March-10
February-13
June-16
September-19
September-21
October-22
December-23

Additional information concerning our performance can be accessed on the Company's website at
www.FIBK.com. The information contained on our website with respect to our performance, however, shall not be deemed to be a part of, or incorporated by reference in, this proxy statement for any purpose.

2023 Proxy Statement	5	First Interstate BancSystem, Inc.
Commitment to Community
Commitment to Community is one of our core values. In furtherance of our commitment, the Company continued our long-standing annual philanthropic commitment of 2% of our net income to our local markets and the First Interstate BancSystem Foundation. As a result, through our partnership with the
Foundation, we provided $9.2 million to communities through donations and grants to support hunger, houselessness, Native American Community Development efforts, mental health initiatives, and more.
Our Believe In Local Campaign provided over $1 million to 40 non-profit organizations throughout our footprint that were nominated by our employees. We held our annual Volunteer Day, helping 410 nonprofit organizations, and our Coats & More Drive provided almost 12,000 items to families in need.
Our focus on our people, processes, and technology allowed us to continue delivering to each of our stakeholders in meaningful and compelling ways:

For our Employees

For the sixth consecutive year, First Interstate partnered with Gallup—an industry leader for employee engagement—to survey our employees. Our primary goal is to enhance participation and sustain a best-in-class engagement ratio year-over-year. In 2023, our employees averaged an engagement score of 4.21 out of 5. We are proud to maintain our commitment to fostering a culture of engagement in 2024 and beyond.

For our Clients

We continued to invest in our digital platform and strengthen our business processes in order to deliver quality products and services to our clients when and where they choose to interact with us.

For our Communities

Commitment to community serves as one of our guiding values—to be "all-in" when giving back to our communities with time, money, and heart. In 2023, we once again held a Company-wide Volunteer Day where we closed the Bank for half a day to assist those less fortunate across our footprint.

For our Shareholders

We believe engaged employees, satisfied clients, and strong communities have a significant impact on our financial results, which ultimately allows us to meet the expectations of our shareholders.

Full year earnings of

$257.5M

OR

$2.48 per diluted share

Commitment to Sound Corporate Governance
We have structured our corporate governance program to promote the long-term interests of shareholders, strengthen the accountability of our Board of Directors (“Board”) and management, and build public trust in the Company. Highlights of our efforts include:

☑	All Board Committees are chaired by independent directors;
☑	Regular executive sessions of independent directors;
☑	Equity ownership guidelines for directors and executive officers; and
☑	Cash and equity awards with clawback provisions.

2023 Proxy Statement	6	First Interstate BancSystem, Inc.

Established in 1968, has existed for

56 YEARS

$30B+ TOTAL ASSETS

Community Bank

Operating in

14 states

300+ banking offices

3,500+ employees

Staying true to our roots means putting people first. When it comes to giving back, we start with the communities we serve across 14 states to build the foundation of our corporate giving program.

2023

$9.2M

Donated in 2023

First Interstate Bank commits 2% of its Net Income Before Taxes annually to charitable giving. In 2023, the Bank and its Foundation gifted $9.2 million to help make a difference in our communities.

Believe in Local

$1M

Community Support

In 2023, First Interstate Bank, in partnership with First Interstate BancSystem Foundation, gifted over $1 million in grants as part of our "Believe in Local" campaign. Employee nominations determined 40 impactful nonprofit organizations that each received $25,000 gifts to further their mission.

Volunteer Match Program

First Interstate supports nonprofits by matching eligible volunteer hours through our match program, enriching charitable organizations with much-needed support and financial resources.

26.8K Hours in Total

$268K Contributed

2023 Proxy Statement	7	First Interstate BancSystem, Inc.
Executive Compensation Highlights
Our executive compensation program is aligned with our business strategy and is designed to maximize long-term shareholder value.
What We Pay and Why — Goals and Elements of Compensation:
▪Emphasize pay for performance;
▪Attract, retain, and motivate talented and experienced executives within the banking industry;
▪Recognize and reward executives whose skill and performance are critical to our success;
▪Align interests of our executives with our shareholders; and
▪Discourage excessive risk taking.
Key Features of our Executive Compensation Program:

What We Do...		What We Do Not Do...
☑	Emphasize pay for performance	☒	Allow for short-selling, hedging, or pledging of Company securities by Company insiders
☑	Use multiple performance measures and caps on potential incentive payments	☒	Allow "single-trigger" accelerated vesting of equity-based awards upon change in control
☑	Engage an independent compensation consultant	☒	Grant excessive perquisites
☑	Require minimum equity ownership for directors and executive officers	☒	Pay excise tax "gross ups" upon change in control
☑	Maintain a clawback policy	☒	Reprice or liberally recycle shares
☑	Discourage excessive risk taking by reserving the right to use discretion in the payout of all incentives	☒	Trade in Company securities during designated black-out periods, except under limited circumstances including valid rule 10b5-1 trading plans
Elements of Total Compensation
Using a consistent and calibrated pay-for-performance approach across the Company, we reward results, discourage excessive risk taking, and drive long-term shareholder value. To promote a culture that aligns the interests of management with those of our shareholders, our executive compensation program focuses on a mix of fixed and variable compensation.
We have three primary elements of compensation:
▪Base salary: Competitive fixed-base cash compensation determined by individual factors, such as scope of responsibility, experience, and strategic impact.
▪Short-Term Incentive: Annual performance-based cash incentives aligned with the achievement of individual and Company financial and strategic growth objectives.
▪Long-Term Incentive: Equity-based incentives to reward and retain executive officers and senior leaders, with an emphasis on long-term Company performance compared to peers.

2023 Proxy Statement	8	First Interstate BancSystem, Inc.
Proposal One
Election of Directors
At the end of the fiscal year ended December 31, 2023, there were fifteen (15) directors serving in our fifteen (15) available seats on the Board. The tenure of five (5) directors in Class III of the Board will expire at the time of the annual meeting, at which time the number of director seats available for service on the Board will be reduced from fifteen (15) to fourteen (14) pursuant to a resolution of the
Board in accordance with the Company’s bylaws, with the reduction being applied to the Class III director seats to eliminate any vacancy that would otherwise have been created as a result of there being only four (4) directors nominated for election at the annual meeting.
A total of four (4) directors, all of whom are current members of the Board and two of whom are Scott
Family nominees, will be considered for election at the annual meeting to serve three-year terms, or until their respective successors have been elected and qualified or their earlier resignation or removal, in accordance with the Company’s certificate of incorporation and bylaws. After the annual meeting, if all of the nominees are elected, the Board will have fourteen (14) members of the Board divided into three (3) classes as follows: there will be four (4) directors in Class III with a term that expires at the 2027 annual meeting of shareholders, five (5) directors in Class II with a term that expires at the 2026 annual meeting of shareholders, and five (5) directors in Class I with a term that expires at the 2025 annual meeting of shareholders.
The following incumbent directors currently serving in Class III have been nominated and have agreed to be considered for election at the 2024 annual meeting, with each to serve a three-year term if elected expiring at the annual meeting to be held in 2027, subject to each nominee’s earlier resignation or removal. The nominees for election as Class III directors at this 2024 annual meeting are:
▪John M. Heyneman, Jr.1
▪David L. Jahnke
▪Kevin P. Riley
▪James R. Scott1
With respect to Mr. Scott’s nomination, the Board’s recommendation of his election follows its approval of the Governance and Nominating Committee’s recommendation following the committee’s finding, in accordance with the Company’s bylaws and Corporate Governance Guidelines, that special circumstances exist to support Mr. Scott’s continued service as a director beyond the age of 72. As further described under the caption “Board Structure and Composition” below, the Company’s bylaws provide that no director may stand for re-election to the Board after he or she has reached the age of
72, unless on a case-by-case basis, the director having reached the age of 72 is recommended, due to special circumstances then existing, to the Board by the Governance and Nominating Committee and
his or her candidacy is approved by the Board.  The Company’s recently updated Corporate Governance
Guidelines further require a director who reaches the age of 72 to resign from the Board effective as of the following annual shareholder meeting unless, due to special circumstances then existing, the
Governance and Nominating Committee recommends that the director remain on the Board past the annual stockholder’s meeting following the director’s 72nd birthday and the committee’s recommendation is approved by the Board. Among other special circumstances considered, it was determined that Mr. Scott’s significant executive management, business, and corporate governance experience and extensive knowledge of the key issues, dynamics, and trends affecting the Company, its business, and the banking industry in general, and his extensive knowledge of the Company’s specific challenges, regulatory environment, and history, would be instrumental in training (during the year of his tenure if he is re-elected at the 2024 annual meeting of shareholders) the next generation

2023 Proxy Statement	9	First Interstate BancSystem, Inc.

[1] Pursuant to a stockholder’s agreement the Company entered into in 2021 with members of the Scott Family in connection with the Company’s acquisition of Great Western Bancorp. The stockholder’s agreement is discussed below under the caption “Director Nomination, Selection, and Qualifications”.

of Scott Family director candidates to transition effectively to a full-time role on the Company’s Board at the 2025 annual meeting of shareholders of the Company. In furtherance of the foregoing, and in an effort to ensure and expedite an orderly and seamless transition of an appropriate replacement Scott
Family director nominee for service on the Board under the shareholder’s agreement with the Scott
Family, the Board determined it to be in the best interests of the Company and its shareholders to nominate Mr. Scott for re-election at the 2024 annual meeting of shareholders, contingent upon the receipt by the Board of Mr. Scott’s agreement to serve for a one year term and, accordingly, Mr. Scott has delivered his resignation as a director effective at the 2025 annual meeting of shareholders. Mr.
Scott has also agreed not to seek nomination to the Board as a director after the 2025 annual meeting of shareholders.
Unless authority to vote is withheld or the votes are determined to be broker non-votes as discussed below under the caption “Information About the Shareholder Meeting,” the persons named as proxies in the proxy card accompanying these materials will vote the shares represented by a validly executed proxy card for the election of the above-named nominees. If, at the time of the annual meeting, any nominee becomes unavailable for any reason for election as a director, the persons entitled to vote as proxy will vote for the election of such substitute(s), if any, to the same extent as contemplated above and as the Board may recommend. At this time, the Board knows of no reason why any nominee might be unavailable or unwilling to serve.
Nominees
The individuals listed below have been nominated for election because the Board believes, based in part upon the recommendation of the Governance and Nominating Committee, they possess the skills, experience, personal attributes, and tenure needed to guide the Company’s strategy and to effectively oversee the Company’s risk management framework and management’s execution of its responsibilities. The following table sets forth information regarding the nominees for election at the annual meeting. Additional biographical information for each of the nominees follows below under the caption "Director Biographies."

Name and Age	Director Since	Principal Occupation
John M. Heyneman, Jr., 56	2010	Managing Partner, Awe LLC and Towanda Investments LLC
David L. Jahnke, 70	2011	Board Chair, First Interstate BancSystem, Inc.; Retired Partner, KPMG
Kevin P. Riley, 64	2015	President and CEO, First Interstate BancSystem, Inc.
James R. Scott, 74	1971	Former Board Chair, First Interstate BancSystem, Inc.
If a quorum is present at the annual meeting, a majority of the voting power of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors is required to elect a director. This means each of the four nominees for director must receive the affirmative vote of more than 50% of the votes present in person or represented by proxy and entitled to vote on the election of directors at the annual meeting to be elected.

2023 Proxy Statement	10	First Interstate BancSystem, Inc.
Directors Other Than Nominees
The following table sets forth information regarding the directors serving in the Board Classes I and II not up for election at the annual meeting. Additional biographical information for each of these directors follows below under the caption "Director Biographies."

Name and Age	Director Since	Class	Term Expires	Principal Occupation
Stephen B. Bowman, 60	2021	I	2025	Retired CFO, The Northern Trust Corporation
Alice S. Cho, 57	2020	II	2026	Senior Advisor, Boston Consulting Group
Frances P. Grieb, 63	2022	I	2025	Retired Partner, Deloitte LLP
Thomas E. Henning, 71	2022	II	2026	Manager, Henning LLC
Dennis L. Johnson, 69	2017	II	2026	Retired President and CEO, United Heritage Mutual Holding Company
Stephen M. Lacy, 70	2022	I	2025	Retired CEO, Meredith Corporation
Patricia L. Moss, 70	2017	II	2026	Retired President and CEO, Cascade Bancorp.
Joyce A. Phillips, 61	2021	I	2025	CEO, EqualFuture Corp.
Daniel A. Rykhus, 59	2022	II	2026	Retired CEO, Raven Industries
Jonathan R. Scott, 49	2020	I	2025	General and Limited Partner, Scott Land & Livestock, LP
The following graphics set forth information regarding the directors other than James P. Brannen, who is not seeking to stand for re-election at the 2024 annual meeting.

28.6% Women Directors

8

New Directors in the Last 5 Years

8.9 YEARS

Average Tenure of Directors

All board members, except the CEO, are independent directors

63.8 Average Age

63.5 Median Age

2023 Proxy Statement	11	First Interstate BancSystem, Inc.
Directors
The following table sets forth information concerning each of our returning directors and director nominees. Additional biographical information for each of these individuals follows below under the caption "Director Biographies”. James P. Brannen is not seeking re-election, and his Board service will end on the date of the annual meeting.

Name	Age	Position
David L. Jahnke	70	Chair of the Board
Kevin P. Riley	64	President, Chief Executive Officer, and Director
Stephen B. Bowman	60	Director
Alice S. Cho	57	Director
Frances P. Grieb	63	Director
Thomas E. Henning	71	Director
John M. Heyneman, Jr.	56	Director
Dennis L. Johnson	69	Director
Stephen M. Lacy	70	Director
Patricia L. Moss	70	Director
Joyce A. Phillips	61	Director
Daniel A. Rykhus	59	Director
James R. Scott	74	Director
Jonathan R. Scott	49	Director

Board Diversity Matrix (As of March 22, 2024)*
	Female	Male
Total Number of Directors	15
Part I: Gender Identity
Directors	4	11
Part II: Demographic Background
Asian	1	0
White	3	11
*As of March 22, 2024. There have been no changes to this information since the publication of the Board
Diversity Matrix dated as of March 24, 2023, which is included in our definitive proxy statement for our 2023 annual meeting, as filed with the SEC on April 11, 2023.

2023 Proxy Statement	12	First Interstate BancSystem, Inc.
Director Biographies
David L. Jahnke has been a director since September 2011, Chair of the Board since May 2020, and Vice
Chair of the Board from August 2019 to May 2020. In 2010, Mr. Jahnke completed a 35-year career as a partner of KPMG with a focus on global clients, especially in the financial services industry.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant experience in the
accounting, auditing, and financial
service industries, both nationally and
internationally
•Extensive knowledge in key issues,
dynamics, and trends affecting the
Company, its business, and banking
industry in general
•Extensive knowledge regarding
fiduciary obligations, insurance, and
other legal requirements and duties of
a public company.
	▪Governance and Nominating Committee	•Swiss Re America Holding Corporation (Audit Committee Chair) •Radius Recycling, Inc. (Lead Independent Director, Audit Committee and Compensation and Human Resources Committee Member)
Kevin P. Riley has been President and Chief Executive Officer of the Company and First Interstate Bank
and a member of the Board of Directors since September 2015. Prior to his current role, Mr. Riley served as an Executive Vice President and the Chief Financial Officer of the Company from 2013 to
2015. Mr. Riley leads First Interstate Bank with expertise drawn from more than 36 years of experience in the banking industry. In December 2021, he completed his term representing the Federal Reserve
Bank, Ninth District, serving as a member of the Federal Advisory Council. Mr. Riley serves as Chair of the First Interstate BancSystem Foundation board of directors. Mr. Riley also serves on the Pacific
Bankers Management Institute Board of Directors. Prior to joining the organization, Mr. Riley was an
Executive Vice President and Chief Financial Officer for Berkshire Hills Bancorp in Massachusetts and
he served in various executive-level positions with KeyCorp. Mr. Riley earned a Bachelor of Science degree in business administration from Northeastern University in Boston, Massachusetts.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Extensive knowledge of key issues, dynamics, and trends affecting the Company, its business, and the banking industry in general. •Strategic insight and direction to the Company.	•None	•None

2023 Proxy Statement	13	First Interstate BancSystem, Inc.
David L. Jahnke
Chair of the Board
Kevin P. Riley
President, Chief Executive Officer, and Director
Stephen B. Bowman has been a director since February 2021. Mr. Bowman served as Chief Financial
Officer of The Northern Trust Corporation, a global financial institution, from 2014 until his retirement in 2020. As CFO, Mr. Bowman was responsible for the Company’s Global Finance function including
Controller’s group, Financial Planning and Analysis, Tax, Investor Relations, Treasury, Capital
Adequacy, Business Unit Finance, Corporate Real Estate, Procurement, Fee Billing, and Finance
Technology. Prior to his CFO role, Mr. Bowman served in various leadership positions at The Northern
Trust Corporation, including Chief Human Resources Officer and CEO of Northern Trust’s European
region and North American region. Mr. Bowman is a National Trustee of Miami University and serves as the Chair of the Investment Subcommittee. Mr. Bowman also serves on the board of directors for
Glenwood Academy and FNZ Trust Company. Mr. Bowman is a graduate of Miami University and earned an MBA from DePaul University.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant knowledge in the financial services industry, executive management, and legal requirements and duties of public companies	•Audit Committee (Financial Expert) •Compensation and Human Capital Committee (Chair)	•Voya Financial, Inc. (Audit, Risk, and Technology Committee member)
Alice S. Cho has been a director since May 2020. Ms. Cho has served as a Senior Advisor at the Boston
Consulting Group, a global management consulting firm, since 2021. From 2017 to 2020, Ms. Cho served as Advisor to Varo Money, Inc., the nation’s first fintech to receive regulatory approvals to operate as a bank. In that role, Ms. Cho advised the Board, the CEO, and senior management on managing risk in the context of an innovative, digital only business model. From 2005 to 2017, Ms. Cho served in various leadership roles, including Managing Director and the head of the West Coast
Practice, at Promontory Financial Group. In that capacity, she was responsible for leading engagements and for advising directors and top executives of global financial institutions and leading fintech companies on issues relating to enterprise risk management, compliance, corporate governance, and regulatory strategy. Prior to joining Promontory, Ms. Cho was director at BITS, the technology arm of the Bank Policy Institute. Earlier, Ms. Cho served as Special Advisor to Vice Chair
Alice M. Rivlin at the Federal Reserve Board in Washington, D.C., and worked on banking policy issues at the U.S. Office of Management and Budget. Ms. Cho also serves on the Advisory Council at the
University of Chicago Harris School of Public Policy. She is a graduate of Whitman College and earned a
M.A. from the University of Chicago.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant knowledge in risk management and regulatory compliance issues •Knowledge in strategic initiatives and technology innovation, including digitization, in the financial services industry	•Audit Committee (Financial Expert) •Risk Committee (Risk Management Expert) •Technology, Innovation and Operations Committee	•Globe Life, Inc. (Audit Committee Member)

2023 Proxy Statement	14	First Interstate BancSystem, Inc.
Stephen B. Bowman
Director
Alice S. Cho
Director
Frances P. Grieb has been a director since February 2022 and previously was a director of Great
Western Bancorp and Great Western Bank since July 2014. Ms. Grieb is a retired partner with nearly 30 years of public accounting experience with Deloitte LLP, including leadership roles as Lead Client
Service Partner and Audit Partner, Deputy Professional Practice Director, Midwest Region Audit
Women’s Initiative Leader, Midwest Region Women’s Initiative Executive Council, Diversity and
Inclusion Initiative Leader and Financial Services Leader for the Nebraska/Iowa practice and National
Banking Practice FDICIA Implementation Group. Ms. Grieb has worked with a broad array of financial service entities throughout her career. Additionally, Ms. Grieb has five years of banking industry experience with Packers National Bank, Omaha, Nebraska. Ms. Grieb is also a Fellow of the Life
Management Institute (FLMI), a professional designation in advanced insurance and financial services concepts and practiced as a CPA for 30 years. Ms. Grieb serves on the Board of Principal Funds Group where she serves as a director or trustee for four separate fund entities and on each fund’s audit committee. She also serves on the National Advisory Board of the College of Business at the University
of Nebraska at Omaha. Ms. Grieb earned her Bachelor of Science in Business Administration with an emphasis in Accounting from the University of Nebraska at Omaha.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Extensive experience with corporate
governance and regulatory matters
•Significant relevant public company
and board experience in the financial
services industry, including banking,
insurance, broker-dealer, investment
company and real estate audit and
consulting
•Significant experience with public
company financial reporting and
internal control matters
	•Audit Committee (Chair, Financial Expert) •Risk Committee (Risk Management Expert)	•None

2023 Proxy Statement	15	First Interstate BancSystem, Inc.
Frances P. Grieb
Director
Thomas E. Henning has been a director since February 2022. Mr. Henning served for over 25 years as
President and Chief Executive Officer of Assurity Group Inc., a privately-held life and health insurance company, until his retirement in 2022. Thereafter and until 2023, Mr. Henning continued to serve as non-executive chairman of Assurity Group, Inc. From 1985 through 1990, he served as Executive Vice
President of First Commerce Bancshares and President and Chief Operating Officer of its lead bank, the
National Bank of Commerce. From 1983 through 1985, he was President and Chief Executive Officer of
First Commerce's Overland National Bank subsidiary. Prior to that, Mr. Henning served as a Vice
President and loan officer specializing in agriculturally related credits. Mr. Henning also served on the board of directors of Great Western Bank and Federal Home Loan Bank of Topeka, where he served as
Chair of the company’s risk management oversight committee and as a member of the executive, audit and compensation Committees. He currently serves as Lead Independent Director for Nelnet, Inc.,
(NYSE: NNI) and is Chair of the audit committee.  Mr. Henning was re-elected to the Federal Home
Loan Bank of Topeka in January 2023 and he serves on the risk, audit, and compensation/human resources and inclusion committees.  Since 2023, Mr. Henning has also served as a member of the
Nebraska Investment Council.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Over 32 years of relevant business
experience in banking and financial
services industry
•Significant management and leadership
experience
•Chartered Financial Analyst with
substantial financial expertise
	•Risk Committee (Risk Management Expert) •Technology, Innovation and Operations Committee	•Nelnet, Inc. (Audit Committee Chair, Executive Committee Member, and Risk and Finance Committee Member)

2023 Proxy Statement	16	First Interstate BancSystem, Inc.
Thomas E. Henning
Director
John M. Heyneman, Jr. has been a director since May 2018 and was previously a director from 1998 to
2004 and from 2010 to 2016. Mr. Heyneman is based in Sheridan, Wyoming as the Managing Partner of
Awe LLC, and Towanda Investments LLC. Additionally, Mr. Heyneman is Chair of the Padlock Ranch, a
diversified cow-calf, farm, and feedlot operation based in Dayton, Wyoming. Mr. Heyneman was
Executive Director of Plank Stewardship Initiative, a nonprofit organization providing technical solutions to ranchers in the Northern Great Plains. From 2005 to 2010, Mr. Heyneman was involved in economic development and business recruitment in Sheridan, Wyoming. From 1998 to 2009, Mr.
Heyneman managed and worked on large cattle ranches on public, private, and tribal lands in northern
Arizona, Utah, Montana, and Wyoming. Mr. Heyneman received a Master of Science Degree from
Montana State University and a Bachelor of Arts degree in American Studies from Carleton College. He is an N.A.C.D Leadership Fellow and has completed several executive education programs at the
Northwestern University - Kellogg School of Management. Mr. Heyneman is the nephew of James R.
Scott and the cousin of Jonathan R. Scott. Mr. Heyneman was recommended for Board service by the
Scott Family Shareholder Group.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Executive management and business
experience in the agriculture industry
•Understanding of the regional
economies and communities the
Company serves
•Knowledge of the Company’s unique
challenges, regulatory environment,
and history as a result of his years of
service to the Company
	•Governance and Nominating Committee (Chair)	•None

2023 Proxy Statement	17	First Interstate BancSystem, Inc.
John M. Heyneman, Jr.
Director
Dennis L. Johnson has been a director since May 2017. Prior to his retirement in 2020, Mr. Johnson was
President and Chief Executive Officer of United Heritage Mutual Holding Company since 2001, and
United Heritage Financial Group and United Heritage Life Insurance Company, which are insurance, annuity, and financial products companies, since 1999. Mr. Johnson served as President and Chief
Executive Officer of United Heritage Financial Services, a broker-dealer, from 1994-1998 and served as
General Counsel of United Heritage Mutual Holding Company and its predecessor and certain of its affiliates from 1983 to 1999. Mr. Johnson also serves on the boards of Northwest Nazarene University
Foundation and Fidelity Security Assurance Company. Mr. Johnson is a former trustee of the Public
Employees Retirement System of Idaho and is a member of the Idaho Citizens’ Committee on
Legislative Compensation, appointed by the Idaho Supreme Court.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant experience in the insurance industry and risk management issues.	•Risk Committee (Chair, Risk Management Expert) •Audit Committee (Financial Expert) •Technology, Innovation and Operations Committee	•IDACORP, Inc. (Corporate Governance & Nominating Committee Chair, Executive Committee Member)
Stephen M. Lacy has been a director since February 2022. Mr. Lacy is the retired Chair of Meredith
Corporation, a public media and marketing company serving American women. He joined Meredith
Corporation in 1998 as Vice President and Chief Financial Officer. He served as Vice President and
Chief Financial Officer until 2006 and Chief Executive Officer from 2006 until 2019. He was appointed
Chair of Meredith Corporation in 2010 and served until his retirement in November 2020. Mr. Lacy also served on the board of directors of Great Western Bancorp. Mr. Lacy is currently a director of Hormel
Foods Corporation and serves as chairman of the compensation committee and as a member of the audit committee. Mr. Lacy also serves on the board of the Kansas State University Alumni Association,
The Community Foundation of Greater Des Moines, and United Way of Central Iowa.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant public company management experience and public company board experience •Public company corporate governance experience	•Compensation and Human Capital Committee •Governance and Nominating Committee	•Hormel Foods Corporation (Compensation Committee Chair, Audit Committee)

2023 Proxy Statement	18	First Interstate BancSystem, Inc.
Dennis L. Johnson
Director
Stephen M. Lacy
Director
Patricia L. Moss has been a director since May 2017. Ms. Moss served as Chief Executive Officer of Bank of the Cascades and President and Chief Executive Officer of Cascade Bancorp from 1998 to 2012.
Since 2015, Ms. Moss has served as a Director of funds within the Aquila Group of Funds, a mutual funds business primarily specializing in fixed income investments. Ms. Moss is a former Director of the Oregon
Investment Council, a former board member of Clear One Health Plans and the Oregon Growth Board,
and has served on various community boards, including Central Oregon Community College, Oregon
State University Cascades Campus, and St. Charles Medical Center.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant banking experience as
previous CEO of the Bank of the
Cascades and Cascade Bancorp
•Significant public company
management experience and public
company board experience
•Knowledge of the unique history of the
company prior to and after merging
with First Interstate BancSystem, Inc.
	•Compensation and Human Capital Committee •Governance and Nominating Committee	•Knife River Corporation (Audit Committee Chair and Compensation Committee member)
Joyce A. Phillips has been a director since February 2021. During a 30-year career, Ms. Phillips has led significant businesses including retail banking, credit cards, insurance, and wealth management. Ms.
Phillips is Founder and CEO of EqualFuture Corp., a FinTech startup based in San Francisco, that delivers affordable personal financial wellness via a SaaS model to individuals and businesses. Prior executive roles include Group Managing Director M&A, Chief Marketing and Innovation Officer, and CEO
of Australia and New Zealand Banking Group Limited’s (ANZ) Global Wealth Division. Prior to joining
ANZ, Ms. Phillips was President and Chief Operating Officer at American Life Insurance Company
(ALICO), a global subsidiary of American International Group, Inc. Ms. Phillips previously held senior executive roles for Citigroup including Head of International Retail Banking. In that role she was responsible for strengthening product and distribution in 42 countries. Ms. Phillips currently serves on various non-profit board including Girls Inc. NYC, the Smithsonian National Board, and the First
Interstate BancSystem Foundation Board.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant experience in financial services and FinTech industries •Knowledge of the regulatory environment	•Technology, Innovation and Operations Committee (Chair) •Risk Committee	•Katapult Holdings, Inc. (Nominating and Corporate Governance Committee member and Audit Committee Chair)

2023 Proxy Statement	19	First Interstate BancSystem, Inc.
Patricia L. Moss
Director
Joyce A. Phillips
Director
Daniel A. Rykhus has been a director since February 2022. Mr. Rykhus retired as President and Chief
Executive Officer of Raven Industries in 2021 after serving in that role for 11 years and for the company for 31 years in leadership positions. Raven was a publicly held corporation that serves the precision agriculture, high performance specialty films, and situational awareness markets, and was acquired by CNHi at the time of Mr. Rykhus’ retirement as CEO. Under Mr. Rykhus’s leadership, the company transformed from an industrial company to a growing technology driven organization. Mr.
Rykhus also served as a member of the board of directors of Raven Industries from 2008 to 2021. In addition, Mr. Rykhus also served on the board of directors of Great Western Bancorp from 2011 to
2022, served as chair of the compensation committee and was at various times a member of the executive, audit, and governance committees. Mr. Rykhus currently serves on the boards of directors of several non-profit organizations and advises other businesses.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•31 years of leadership experience •Experience as a director and past audit committee member of Great Western Bancorp •Public company corporate governance experience	•Compensation & Human Capital Committee •Governance and Nominating Committee	•None

2023 Proxy Statement	20	First Interstate BancSystem, Inc.
Daniel A. Rykhus
Director
James R. Scott has been a director since 1971 and served as Chair of the Board from January 2016 to
May 2020, the Executive Vice Chair of the Board from 2012 to January 2016, and the Vice Chair of the
Board from 1990 to 2012. Mr. Scott served as a director of First Interstate Bank from 2007 to 2020, serving as Chair from 2011-2020. Mr. Scott also serves on the boards of directors of the Padlock Ranch
Corporation, the Foundation for Community Vitality, and the Blackfeet Indian Land Trust, and serves as a lifetime trustee at Fountain Valley School of Colorado. Mr. Scott also served as Chair of the Padlock
Ranch Corporation from 1999-2017, Chair of Homer A. and Mildred S. Scott Foundation from 1990 to
2006, Chair of First Interstate BancSystem Foundation from 1990 to 2006, and Chair of Scott Family
Services, Inc. from 2003 to 2012. Mr. Scott is the uncle of Jonathan R. Scott and John M. Heyneman,
Jr.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•Significant executive management,
business, and corporate governance
experience as a result of his years of
service to the Company and other
family-related businesses
•Extensive knowledge of key issues,
dynamics, and trends affecting the
Company, its business, and the banking
industry in general
•Extensive knowledge of the Company’s
unique challenges, regulatory
environment, and history
	•Compensation & Human Capital Committee	•None

2023 Proxy Statement	21	First Interstate BancSystem, Inc.
James R. Scott
Director
Jonathan R. Scott has been a director since 2020. Mr. Scott is an entrepreneur, focusing on small business and real estate development. Mr. Scott was previously a director from 2006 to 2011 and 2013 to 2019. Mr. Scott served as President of the Jackson, Wyoming, branch from 2011 to 2019. Prior to that appointment, Mr. Scott served in various management and other positions within the Company, including serving as community development officer of First Interstate Bank from 2008 to 2011, president of FIB CT, LLC, dba Crytech, a related non-bank subsidiary, from 2004 to 2008, and an employee of the Financial Services and Marketing Divisions from 1998 to 2004. Mr. Scott received his
Bachelor of Science degree in Economics from the University of Montana. Mr. Scott is the nephew of
James R. Scott and the cousin of John M. Heyneman, Jr.

Qualifications	Committee Memberships	Additional Current Public Company Board Memberships
•History of achievement in management positions as a result of his years of service to the Company •Extensive knowledge of the Company’s unique challenges, regulatory environment, and history	•Risk Committee •Technology, Innovation and Operations Committee	•None

2023 Proxy Statement	22	First Interstate BancSystem, Inc.
Jonathan R. Scott
Director
Corporate Governance

Key Corporate Governance Documents
Please visit our website at
www.FIBK.com for our corporate
governance documents. Shareholders
may also request a copy of any corporate
governance documents by contacting our
Corporate Secretary at:
P.O. Box 30918, Billings, MT 59116
▪Corporate Governance Guidelines
▪Charters for each of the Company’s standing Board committees
▪Code of Conduct
▪Insider Trading Policy
•Code of Ethics for Chief Executive Officer and Senior Financial Officers
Corporate Governance Practices
Our Board is committed to sound and effective governance practices that promote the highest standards of business ethics and integrity, provide robust oversight of management, and promote the long-term interests of our shareholders. The Board's responsibilities include:

☑	Overseeing our mission, vision, and values;
☑	Hiring and evaluating our Chief Executive Officer;
☑	Providing oversight of management regarding strategic direction;
☑	Ensuring management succession;
☑	Monitoring our performance against established criteria;
☑	Overseeing adherence to ethical practices;
☑	Overseeing compliance with applicable federal and state law;
☑	Ensuring that full and fair disclosure is provided to shareholders, regulators, and other constituents;
☑	Overseeing risk management; and
☑	Approving certain policies for Company operations.
Board Structure and Composition
The size of our Board must be at least five and not more than 18, and the Board size currently is set at
15 in accordance with our bylaws. The Board is divided into three separate classes, Classes III, I, and II, with staggered three-year terms expiring at the annual shareholder meetings in 2024, 2025, and 2026, respectively. There are no term limits for directors. Our bylaws provide, however, that, subject to applicable law, no director may stand for re-election to the Board after he or she has reached the age of 72, unless on a case-by-case basis, the director having reached the age of 72 is recommended, due to special circumstances then existing, to the Board by the Governance and Nominating Committee and
his or her candidacy is approved by the Board. Furthermore, our Corporate Governance Guidelines
state that a director who reaches the age of 72 shall resign from the Board effective as of the following annual shareholder meeting unless, due to special circumstances then existing, the Governance and
Nominating Committee recommends that the director remain on the Board past the annual stockholder’s meeting following the director’s 72nd birthday and the Governance and Nominating
Committee’s recommendation is approved by the Board.
Our governance standards require the Board’s Governance and Nominating Committee to review the qualifications of candidates to the Board, including how each candidate contributes to the diversity of the Board. This assessment includes a candidate’s personal and professional accomplishments;
reputation for integrity in the business community; specific business experience and competence, including an assessment of whether the candidate has experience in, and possesses an understanding of, business issues applicable to the success of the banking industry and whether the candidate has served in policy-making roles in business, government, education, or other areas that are relevant to the Company’s activities; financial acumen, including whether the candidate, through education or

2023 Proxy Statement	22	First Interstate BancSystem, Inc.
experience, has an understanding of financial matters and the preparation and analysis of financial statements; professional and personal accomplishments, including involvement in civic and charitable activities; educational background; whether the candidate will devote sufficient time to carrying out the candidate's duties and responsibilities effectively; and is committed to service on the Board.
Board Tenure
Our Board’s composition also represents a balanced approach to director tenure, allowing the Board to benefit from the experience of longer-serving directors combined with fresh perspectives from newer directors. The tenure range of our directors (and director nominees), not including Mr. Brannen, is as follows:

Tenure on Board	Number of Directors
More than 10 years	3
6-10 years	3
5 years or less	8
Director Independence
The Board evaluates the independence of each director, including nominees for election to the Board, in accordance with applicable laws and regulations, the NASDAQ Marketplace Rules, and our Corporate
Governance Guidelines. As required by applicable NASDAQ Marketplace Rules, as well as our Corporate
Governance Guidelines, it has been affirmatively determined by our Board that a majority of our Board members meet the director independence standards under the NASDAQ Marketplace Rules, and all
Board members serving on our Board committees that perform Audit, Compensation, and Nominating committee functions also meet such independence standards. All members of our Audit and
Compensation and Human Capital committees are also independent directors as defined in the more stringent SEC rules and regulations applicable to those committee members, as well as under the independence standards of the NASDAQ Marketplace Rules.
The Board has determined that all of our directors and director nominees, including the Chair of the
Board, meet the director independence standards under the NASDAQ Marketplace Rules other than Mr.
Riley, our President and Chief Executive Officer.
The Board considers all relevant facts and circumstances in determining independence, including, among other things, making an affirmative determination that the director has no material relationship with the Company directly or as an officer, shareholder, or partner of an organization that has a material relationship with the Company which would interfere with the director’s independence. In its determination of independence, the Board considered the relevant share ownership and banking and credit transactions that the Company conducts in the ordinary course of business with certain independent directors. See “Certain Relationships and Related Party Transactions” below. The
Company employs, in non-executive roles, family members of certain directors. None of these transactions or relationships were deemed by the Board to impair the independence of any of these directors, including for serving on board committees, for purposes of the NASDAQ Marketplace Rules.
Separate Chair of the Board and Chief Executive Officer Roles
The Board does not have a policy on whether the offices of the Chair of the Board (‘‘Chair’’) and the
Chief Executive Officer (“CEO”) should be separate or combined. The Board believes that it is important to retain its flexibility to allocate the responsibilities of the offices of the Chair and the CEO in such a manner as the Board considers in the best interests of the Company at the time, after considering all relevant circumstances. The Board will periodically consider the advantages of having an independent Chair or having a combined Chair and CEO and is open to different structures as circumstances may warrant.

2023 Proxy Statement	23	First Interstate BancSystem, Inc.
Board Meetings and Attendance
Directors are expected to attend all meetings of the Board and each committee on which they serve, as well as our annual meeting of shareholders. In 2023, our Board met 8 times, with each director who served for the entire year attending at least 75% of the total number of meetings of the Board and meetings of the Committees on which he or she served, during his or her tenure in 2023. All our directors and director nominees attended our 2023 annual meeting of shareholders.
Director Nomination, Selection, and Qualifications
The Governance and Nominating Committee is responsible for identifying and evaluating director nominees and recommending to the Board a slate of nominees for election at each annual meeting of shareholders. When formulating its recommendations for director nominees, the Governance and
Nominating Committee considers recommendations offered by our Chief Executive Officer, our Board, our shareholders, and any outside advisors the Governance and Nominating Committee may retain. All such candidates for Board membership are evaluated by the Governance and Nominating Committee on the basis of experience, financial acumen, professional and personal accomplishments, how the candidate contributes to the diversity of the Board, educational background, wisdom, integrity, ability to make independent analytical inquiries, understanding of our business environment, and willingness to devote adequate time to Board duties. The qualifications, attributes, and skills of each nominee, together with their business experience, led to the conclusion that each nominee is qualified to serve as a director of the Company.
In addition to the foregoing, the Company has entered into a stockholders’ agreement with members of the Scott Family that currently provides them with the right to designate up to three individuals to be nominated as directors on the Board (the “Shareholder Nominees”), with the total number of
Shareholder Nominees that the Scott Family shareholders are entitled to designate being decreased from time to time based on the aggregate percentage ownership of the Scott Family members party to the agreement. Based on the beneficial ownership of the Scott Family (including, but not limited to, the Scott Family FIBK Shareholder Group identified in the beneficial ownership table included below)
as of March 22, 2024, members of the Scott Family currently have the right under the stockholders’
agreement to designate up to three individuals to be Shareholder Nominees; once their aggregate percentage ownership decreases below 5%, the designation rights expire. Provided the Shareholder
Nominees satisfy the requirements of the stockholders’ agreement, the agreement requires the
Company to include each Shareholder Nominee to which the Scott Family shareholders are entitled to designate on the Company’s slate of nominees for election as directors at any applicable meeting of shareholders at which directors are to be elected and, to the fullest extent permitted by applicable law, use its reasonable best efforts to cause each such Shareholder Nominee to be elected and maintained in office as a director. The agreement also provides that if a Shareholder Nominee resigns or is otherwise unavailable to serve as a director, the Scott Family shareholders shall have the exclusive right to designate the replacement for such Shareholder Nominee for so long as the Scott
Family shareholders have the right to designate such Shareholder Nominee. James R. Scott, a current
Shareholder Nominee, entered into an agreement with the Board, pursuant to which the Board agreed to nominate Mr. Scott for re-election at the 2024 annual meeting of the shareholders, contingent upon
Mr. Scott’s resignation as a director effective at the 2025 annual meeting of shareholders if he is re-
elected at the 2024 annual meeting of the shareholders. Upon his resignation, the Scott Family will have the right to designate Mr. Scott’s replacement in accordance with the terms and conditions of the
Scott Family shareholder agreement. Notwithstanding the foregoing, each designee of the Scott family shareholders to be nominated as a director must meet the director qualification and eligibility criteria of the Governance and Nominating Committee of the Board.
We do not otherwise have a formal policy concerning shareholder recommendations of candidates for
Board membership. The Board views that such a formal policy is not necessary given the procedures described above and our willingness to consider candidates recommended by shareholders.
Shareholders may recommend candidates by writing to our Corporate Secretary at our headquarters,
401 N. 31st Street, Billings, Montana 59101, giving the candidate’s name, contact information,

2023 Proxy Statement	24	First Interstate BancSystem, Inc.
biographical data, and qualifications, and otherwise following the requirements set forth in the
Company’s bylaws. A written statement from the candidate consenting to be named as a candidate and, if nominated and elected, to serve as a director should accompany any such recommendation. See
“Shareholder Proposals” and “Shareholder Communications with the Board” contained herein.
Board Committees
The Board has five standing committees: Audit, Compensation and Human Capital, Governance and
Nominating, Risk, and Technology, Innovation and Operations. In addition to these committees, the
Chair of the Board may from time to time designate and appoint, on a temporary basis, one or more directors to assist in the form of a limited or special assignment in the performance or discharge of any powers and duties of the Board or any committee thereof.
The Board makes committee and committee chair assignments annually at its meeting immediately following the annual meeting of shareholders, although further changes may be made thereafter from time to time as deemed appropriate by the Board. As a result, the full year 2023 committee membership and meeting information provided below includes information regarding the composition and activities of each of the committees and their members both before and after the annual meeting and other committee realignment determinations made by the Board, as well as individual director decisions made during the year. Each committee has a Board-approved charter, which is required to be reviewed annually by the respective committee. Changes to charters, if any, are submitted to the
Board for approval. Each committee may retain and compensate consultants or other advisors as provided by the committee charter and as necessary for it to carry out its duties. A copy of the charters for each standing committee can be found on the Company’s website at www.FIBK.com by selecting “Governance Documents.”

Current Committee Assignments
FIBK Board	Audit	Compensation & Human Capital	Governance & Nominating	Risk	Technology, Innovation & Operations
David L. Jahnke, Chair			X
Kevin P. Riley
Stephen B. Bowman	Financial Expert	Chair
James P. Brannen[1]	X				X
Alice S. Cho	Financial Expert			Risk Mgmt Expert	X
Frances P. Grieb	Chair Financial Expert			Risk Mgmt Expert
Thomas E. Henning				Risk Mgmt Expert	X
John M. Heyneman, Jr.			Chair
Dennis L. Johnson	Financial Expert			Chair Risk Mgmt Expert	X
Stephen M. Lacy		X	X
Patricia L. Moss		X	X
Joyce A. Phillips				X	Chair
Daniel A. Rykhus		X	X
James R. Scott		X
Jonathan R. Scott				X	X
1 Mr. Brannen will not seek re-election at the annual meeting, and he will leave the Audit Committee and Technology,
Innovation & Operations Committee when his current Board term ends at the annual meeting.
*The Executive Committee was Chaired by David L. Jahnke, and met three times in 2023 prior to its dissolution on
November 29, 2023. In 2023, the additional members of the Executive Committee were Stephen B. Bowman, James P.
Brannen, Frances P. Grieb, John M. Heyneman, Jr., Kevin P. Riley, and James R. Scott.

2023 Proxy Statement	25	First Interstate BancSystem, Inc.

Audit Committee
Meetings Held in 2023: 11	Additional Members: Stephen B. Bowman, James P. Brannen*, Alice S. Cho, and Dennis L. Johnson	Independence: Each member of the Audit Committee is independent under applicable law and NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Represents and assists our Board in its oversight responsibility relating to the quality and integrity of the
Company’s financial statements and related internal controls; internal and external audit independence, qualifications, and performance; and the processes for monitoring compliance with laws and regulations.

•Oversees the appointment, compensation, and retention of our independent, registered public accounting firm, including the performance of permissible audit, audit-related, and non-audit services, and the associated fees.

•Establishes procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting, reporting, internal control, or auditing matters as well as monitoring our compliance with ethics programs.

•Our Board has determined that Frances P. Grieb, Stephen B. Bowman, Alice S. Cho, and Dennis L.
Johnson qualify as “audit committee financial experts” as that term is defined in applicable law and each of the Audit Committee members have the requisite financial literacy and accounting or related financial-management expertise required generally of an Audit Committee member under the applicable standards of the SEC and NASDAQ.
*Mr. Brannen will leave the Committee when his current Board term ends at the annual meeting.

2023 Proxy Statement	26	First Interstate BancSystem, Inc.
Frances P. Grieb
Audit Committee Chair

Compensation and Human Capital Committee
Meetings Held in 2023: 6	Additional Members: Stephen M. Lacy, Patricia L. Moss, Daniel A. Rykhus, and James R. Scott	Independence: Each member of this committee is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Reviews and approves goals relevant to compensation for executive officers and evaluates the effectiveness of our compensation practices in achieving Company objectives, encouraging behaviors consistent with our values, and aligning performance objectives.

•Reviews and approves the compensation of our non-CEO Named Executive Officers (“NEOs”),
recommends for Board approval of CEO compensation, and oversees succession planning for all executive officers. In addition, the Committee recommends compensation for Board members.

•Oversees the Company’s equity and incentive compensation plans and operation of compensation programs affecting the Company’s employees generally.  Approves equity awards granted to the non-
CEO NEOs and recommends Board approval of CEO equity awards. The Compensation and Human Capital
Committee has delegated authority to our CEO to make awards to employees who are not NEOs.

•Provides oversight of the Company’s talent management, development, and related programs, including diversity, equity and inclusion.
•Oversees the Company’s CEO and executive succession planning.
Compensation Consultant. The Compensation and Human Capital Committee has retained the services of Pearl
Meyer & Partners (“Pearl Meyer”), a compensation consulting firm, to assist with its executive compensation review and to provide competitive market data. A consultant from Pearl Meyer generally attends the
Compensation and Human Capital Committee meetings at which executive officer compensation is discussed and provides information, research, and analysis pertaining to executive compensation and updates on market trends as requested by the Compensation and Human Capital Committee. In connection with its engagement of
Pearl Meyer, the Compensation and Human Capital Committee considered various factors bearing upon Pearl
Meyer’s independence including, but not limited to, the amount of fees received by Pearl Meyer from the
Company, Pearl Meyer’s policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact Pearl Meyer’s independence. After reviewing these and other factors, the Compensation and Human Capital Committee determined that Pearl Meyer was independent and that its engagement did not present any conflicts of interest. Pearl Meyer does not provide executive compensation services to the Company. The Compensation and Human Capital Committee sets compensation levels based on the skills, experience, and achievements of each executive officer, considering market analysis and input provided by Pearl Meyer and the compensation recommendations of our Chief Executive Officer, except with respect to his own position. The Compensation and Human Capital Committee believes that input from both Pearl Meyer and our Chief Executive Officer provides useful information and perspective to assist the
Compensation and Human Capital Committee in determining the appropriate compensation.

2023 Proxy Statement	27	First Interstate BancSystem, Inc.
Stephen B. Bowman
Compensation and Human Capital Committee Chair

Compensation and Human Capital Committee Interlocks and Insider Participation:
•No members of the Compensation and Human Capital Committee who served during 2023 were officers or employees of the Company during the year, or were former officers of the Company, or had any relationship requiring disclosure under the caption "Certain Relationships and Related Party
Transactions" included below in this proxy statement other than James R. Scott, who served as Chair of the Board from 2016 to 2020 and as Vice Chair in prior periods.

•No executive officer of the Company served on the compensation committee or board of directors of another company that had an executive officer who served on the Company's Compensation and Human
Capital Committee or Board.

Governance and Nominating Committee
Meetings Held in 2023: 6	Additional Members: David L. Jahnke, Patricia L. Moss, Stephen M. Lacy, and Daniel A. Rykhus	Independence: Each member of this committee is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Oversees the Company’s corporate governance needs and assists the Board with the process of identifying, evaluating, and nominating candidates for membership to our Board.
•Evaluates the performance of our Chair and oversees the functions and needs of the Board and its committees, including overseeing the orientation and development of Board members, evaluating the effectiveness of the Board, each committee, and the respective performance of each Board member;
and evaluating services provided to and communications with shareholders.

•Reviews and approves related party transactions.
•Assists the Board in providing primary Board oversight of the Company’s Environmental, Social, and Governance (ESG) program.
•Reviews each committee’s annual priorities during a meeting of the Chair of the Board and the committee chairs to increase the efficiency of the work of the Board and the committees.

2023 Proxy Statement	28	First Interstate BancSystem, Inc.
John M. Heyneman Jr.
Governance and Nominating Committee Chair

Risk Committee
Meetings Held in 2023: 4	Additional Members: Alice S. Cho, Frances P. Grieb, Thomas E. Henning, Joyce A. Phillips, and Jonathan R. Scott	Independence: Each member of this committee is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Oversees the Company’s enterprise-wide risk management program and corporate risk function, which include the strategies, policies, and systems established by senior management to identify, assess, measure, monitor, and manage the Company’s significant risks, including cybersecurity risk.

•Assesses whether management’s implementation of the program is capable of managing those risks consistent with the Company’s risk appetite.
•Monitors whether the Company’s most significant enterprise-wide risk exposures are in alignment with the Company’s appetite for risk.
•Coordinates with and serves as a resource to the Board of Directors and other Board committees through facilitation of the understanding of enterprise-wide risk management processes and effectiveness.

2023 Proxy Statement	29	First Interstate BancSystem, Inc.
Dennis L. Johnson
Risk Committee Chair

Technology, Innovation and Operations Committee
Meetings Held in 2023: 5	Additional Members: James P. Brannen*, Alice S. Cho, Thomas E. Henning, Dennis L. Johnson, and Jonathan R. Scott	Independence: Each member of this committee is independent under applicable NASDAQ Marketplace Rules
Key Committee Responsibilities:
•Reviews Company management’s proposals regarding significant investments in support of the Company’s technology, operations and innovation strategies.
•Reviews the Company’s budget relative to technology, operations, and innovation and ensures projects are appropriately aligned with and adequately support the  Company’s strategic priorities, including periodically reviewing technology spending compared to peers.

•Monitors the Company’s oversight of information technology, operations, and operational effectiveness and innovation strategies.
•Provides oversight of Management’s monitoring of existing and future trends in technology, operations, and innovation.
*Mr. Brannen will leave the Committee when his current Board term ends at the annual meeting.

Board’s Role in Risk Oversight
It is the responsibility of the Chief Executive Officer to fulfill the Board’s expectation of a strong risk management culture throughout the organization. It is the responsibility of the Chief Risk Officer to ensure an appropriate risk management framework is implemented to identify, assess, and manage our exposure to risk. The Board and its committees play an important role in overseeing executive management’s performance of their responsibilities relating to risk management. In general, this oversight includes working with executive management to determine an appropriate risk management culture, monitoring the amounts and types of risk taken in executing our business strategy, and evaluating the effectiveness of risk management processes against the policies and procedures established to control those risks. We have adopted a risk management oversight structure designed to ensure that all significant risks are actively monitored by the entire Board or one of its committees.
Furthermore, given the significance of the Bank’s operations to us, additional risk management oversight is provided by the Bank’s Board of Directors.
In most cases, our respective Board committees are responsible for the oversight of specific risks as outlined in each of their respective charters. For example, in addition to its oversight of all aspects of our annual independent audit and the preparation of our financial statements, the Audit Committee has been delegated responsibility for oversight of risks associated with our internal controls over financial reporting. The Compensation and Human Capital Committee has been delegated responsibility for oversight of our compensation programs, including evaluating whether any of these programs contain features that promote excessive risk-taking by management and other employees, either individually or as a group. The Governance and Nominating Committee has been delegated responsibility for establishing and reviewing the adequacy of and compliance with our Code of
Conduct; reviewing and approving certain related party transactions; developing criteria and qualifications for Board membership; considering, recommending, and recruiting candidates to fill new or vacant positions on the Board; providing primary oversight of our ESG program; and ensuring an

2023 Proxy Statement	30	First Interstate BancSystem, Inc.
Joyce A. Phillips
Technology, Innovation, and Operations Committee Chair
effective and efficient system of governance is in place. The Risk Committee further assists the Board in fulfilling its risk oversight responsibilities by overseeing responses to reports of examination, and monitoring whether our risk governance processes are adequate, our enterprise-wide risk monitoring activities are appropriate, and our enterprise-wide risk program is effective. The Risk Committee also provides oversight of compliance, credit, liquidity, technology, and market risk in addition to oversight over regulatory matters. The Technology, Innovation, and Operations Committee has been delegated responsibility for oversight of technology and information, and provides input to the Risk Committee regarding technology and industry trends that influence strategic impacts on business risks.
In addition to oversight of risk management by the Board and its committees, the Bank’s Board of
Directors has the responsibility for overseeing management of the Bank’s lending activities, liquidity and capital position, asset quality, interest rate risk, and investment strategies. The Chair of the
Bank’s Board of Directors communicates relevant information with respect to these activities to the
Company's full Board.
The Board’s committees carry out their responsibilities by requesting and obtaining reports and other information from management with respect to relevant risk areas as shown in the table below. In addition to our committee structure, our entire Board periodically receives reports and information about key risks and enterprise risk management from the Chief Risk Officer.

Board Role in Risk Oversight
Audit	Risk	Technology, Innovation & Operations	Governance & Nominating	Compensation & Human Capital	FIBK Board
•Internal & External Fraud Risk •Internal & External Audit Risk •Ethical Risk •Regulatory Compliance Risk •Financial Reporting Risk •Operational Risk	•Enterprise Risk Management Policy Review •ERM Efficacy Review •Emerging & Newly Identified Risk Review	•Technology Efficacy Review •Technology & Innovation Investment •Technology and Innovation Trends & Practices Oversight
•Board
Membership
Criteria
•Board
Candidate
Review
•Board
Committee
Review &
Referral
•Board NASDAQ
Marketplace
Rules
Compliance
•Board Member
Responsibility
Scope
•Corporate
Governance
•ESG Oversight
•Board
Performance &
Activity
Oversight
				•Board Compensation •CEO Compensation •Executive Officer Compensation •Clawback Policy •Say on Pay •Talent Retention & Development Risk	•Lending Activity Risk •Liquidity & Capital Position Risk •Asset Quality Risk •Interest Rate Risk •Investment strategy Risk •Investor Risk •Reputational Risk •Emerging Risk •All Other Risk as Appropriate
Information Security/Cybersecurity
The Company is committed to protecting the Bank’s and our clients’ information from technology-
related threats. Our Board and Chief Information Officer devote significant time to mitigating cybersecurity risks. The Board is responsible for overseeing the Company’s risk.
The Risk Committee is responsible for overseeing our enterprise-wide risk management program and corporate risk function, including cyber risk. The Risk Committee assesses whether the risk-
management programs are capable of managing our significant risks and monitors whether our most significant enterprise-wide risk exposures are in alignment with our appetite for risk. The Chair of the
Risk Committee provides updates to the Board as necessary.

2023 Proxy Statement	31	First Interstate BancSystem, Inc.
Federal regulators indicate that financial institutions should design multiple layers of security controls to establish lines of defense and ensure their risk management processes also address the risk posed by compromised client credentials, including security measures to reliably authenticate clients accessing internet-based services of the financial institution. Additionally, a financial institution’s management is expected to maintain sufficient business continuity planning processes to ensure the rapid recovery, resumption, and maintenance of the institution’s operations after a cyber-attack involving destructive malware. A financial institution is also expected to develop appropriate processes to enable recovery of data and business operations and address rebuilding network capabilities and restoring data if the institution or its critical service providers fall victim to this type of cyber-attack. If we fail to observe the regulatory guidance, we could be subject to various regulatory sanctions, including financial penalties.
In the ordinary course of business, we rely on electronic communications and information systems to conduct our operations and to store sensitive data. We employ a variety of preventative and detective controls and tools to monitor, block, and provide alerts regarding suspicious activity. We also offset cybersecurity risk through internal training of our employees on incident preparedness, response, and recovery, which we believe to be commensurate with their responsibilities, and we procure insurance to provide assistance on significant incidents and to offset potential liability. We have not experienced a significant compromise, significant data loss, or any material financial losses related to cybersecurity attacks.
Risks and exposures related to cybersecurity attacks are expected to remain high for the foreseeable future due to the rapidly evolving nature and sophistication of these threats, as well as due to the expanding use of third-party service providers, internet banking, mobile banking, and other technology-based products and services by us and our clients.
Shareholder Communications with the Board
We have not, to date, developed a formal process for shareholder communications with the Board. We believe our current informal process, in which any communication sent to the Board either generally or in care of the Chief Executive Officer, Corporate Secretary, or other corporate officer or director is forwarded to all members of the Board, has adequately served the Board’s and the shareholders’
needs.
Environmental, Social, and Governance Oversight
The Governance and Nominating Committee of the Board has primary oversight of our efforts to be responsible stewards of the environment, to be a good corporate citizen in our communities, and to maintain strong governance practices. In addition, the Compensation and Human Capital Committee has oversight of various social efforts relating to that committee’s responsibilities, such as employee benefits, employee engagement, Company culture, and diversity, equity, and inclusion.
This oversight helps us focus better on how we impact our key stakeholders and communities while also strengthening our business performance.
We are focused on responsible and sustainable growth and environmental, social, and governance leadership. Additional information concerning our environmental, social, and governance efforts can be found on the Company’s website at www.FIBK.com by selecting “ESG.” The information contained on our website with respect to our environmental, social, and governance efforts and our Corporate
Responsibility Report that can be reviewed there shall not be deemed to be a part of, or incorporated by reference in, this proxy statement for any purpose.

2023 Proxy Statement	32	First Interstate BancSystem, Inc.
Financial Code of Ethics
Our Chief Executive Officer, Chief Financial Officer, and Principal Accounting Officer or other persons performing similar functions are required to comply with our Financial Code of Ethics.
The purposes of the Financial Code of Ethics are as follows:
▪to deter wrongdoing and to promote, among other things, honest and ethical conduct;
▪to promote full, fair, accurate, timely, and understandable disclosure in SEC and public filings;
▪to promote compliance with applicable laws, rules, and regulations;
▪to facilitate prompt internal reporting of violations of the Financial Code of Ethics; and
▪to provide accountability for adherence to such code.
Employees may submit concerns or complaints regarding ethical issues on a confidential basis by means of a toll-free telephone hotline or the use of an internet-based reporting system. All concerns and complaints are reported to our Chief Audit Executive, General Counsel, Chief Risk Officer, and
Financial Crimes Manager, among others. Investigations are monitored by the Chief Audit Executive who is responsible for reporting relevant complaints to the Audit Committee. A current copy of our
Financial Code of Ethics is incorporated by reference as Exhibit 14.1 to the Company’s Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2023. There were no waivers from compliance with our Financial Code of Ethics in 2023, and we intend to disclose any amendments to or waivers from our Financial Code of Ethics on our website at www.FIBK.com.

2023 Proxy Statement	33	First Interstate BancSystem, Inc.
Director Compensation
We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required by us with respect to members of the Board.
For the 2023 service year, each director, other than Kevin P. Riley and David L. Jahnke, received an annual retainer valued at $125,000, with at least $75,000 of that being paid in the form of equity and the remainder paid in the form of cash or First Interstate common stock at the director's election.
For his services as Chair of the Board, David L. Jahnke received an annual retainer valued at $215,000.
Mr. Jahnke received $125,000 of his retainer in the form of stock and $90,000 in the form of cash.
These retainers were in lieu of all director fees and other retainers described below. The retainer paid to David L. Jahnke recognizes his work in providing an interface between the Board and our management, oversight of strategic planning, leadership of the Board, deployment and the creation of shareholder value, executive succession planning, and community visibility.
Committee members and committee chairpersons retainer fees are as follows:

Committee	Chair Retainer(1)	Member Retainer
Audit	$27,500	$10,000
Compensation and Human Capital	20,000	10,000
Executive(2)	—	7,500
Governance and Nominating	19,000	7,500
Risk	22,500	10,000
Technology	19,000	7,500
(1) Amount is inclusive of member retainer for the Chair of the Committee.
(2) The Executive Committee was dissolved as of November 29, 2023.
Directors are reimbursed for ordinary expenses incurred in connection with attending board and committee meetings. Under our deferred compensation plan, directors may elect to defer any cash portion of director’s fees until an elective distribution date or the director’s retirement, disability, or death.

2023 Proxy Statement	34	First Interstate BancSystem, Inc.
Director Compensation Table

Name	Fees Earned or Paid In Cash(1)	Stock Awards (2)	All Other Compensation(3)	Total
David L. Jahnke	$90,000	$124,979	$—	$214,979
Kevin P. Riley (4)	—	—	—	—
Stephen B. Bowman(5)	62,500	99,975	—	162,475
James P. Brannen	70,625	74,992	—	145,617
Alice S. Cho	77,500	74,992	—	152,492
Frances P. Grieb	92,083	74,992	2,299	169,374
Thomas E. Henning	67,500	74,992	—	142,492
John M. Heyneman, Jr.	74,250	74,992	—	149,242
Dennis L. Johnson	89,375	74,992	—	164,367
Stephen M. Lacy	67,500	74,992	—	142,492
Patricia L. Moss	71,875	74,992	—	146,867
Joyce A. Phillips	78,625	74,992	—	153,617
Daniel A. Rykhus	67,500	74,992	—	142,492
James R. Scott(5)	28,125	124,979	—	153,104
Jonathan R. Scott(5)	48,750	99,975	—	148,725
(1) The amounts listed in this column include the retainer and committee fees paid by the Company to the directors in the
2023 calendar year. Committee assignments, retainers and committee fees are set for the period of June-May.
(2) The amounts reflect the aggregate grant date fair value of Restricted Stock Units granted to our directors in 2023 computed in accordance with FASB ASC Topic 718. The Restricted Stock Unit awards have a one-year vesting period in which the director must continue service on the board through the earlier of the vesting date and the following annual shareholder meeting. Because of the limited number of equity awards granted to non-employee directors, the number of outstanding equity awards held by the directors on December 31, 2023 was not materially different from the amounts reflected in the relevant footnotes to the Beneficial Ownership Table included herein under the heading “Security Ownership of Certain
Beneficial Owners and Management.”
(3) The amount reflected for Ms. Grieb reflects the amount of accrued cash dividends paid in February 2023 from a previously deferred equity award.
(4) Mr. Riley received no compensation for serving as a director, but he was compensated in his capacity as President and Chief
Executive Officer and his compensation is included herein in the “Summary Compensation Table.”
(5) Mr. Bowman and Mr. Jonathan Scott elected to receive 50% of their 2023 cash retainer in equity. Mr. James Scott elected to receive 100% of his cash retainer in equity.
Director Equity Ownership Guidelines
Under our equity ownership guidelines, each director is encouraged to acquire and maintain ownership of our common stock equal in value to five times his or her annual cash retainer. Equity holdings are measured annually using the 12 month average closing common stock price. Under the current policy, directors are permitted to meet the ownership guidelines over time; however, until they have met the ownership requirements they may not sell or otherwise divest shares. If after satisfying the ownership requirements, the director subsequently sells or divests shares and it is determined that the director is no longer in compliance with the ownership requirement, the Compensation and Human Capital
Committee in its discretion may require a director to receive their annual retainer entirely in shares of common stock.  At the end of 2023, all directors except Mr. Bowman, Ms. Cho, and Ms. Phillips met the ownership guidelines set forth in the policy.

2023 Proxy Statement	35	First Interstate BancSystem, Inc.
Proposal Two
Approval of Increase in the Number of Shares Authorized for
Issuance under the First Interstate BancSystem, Inc., 2023
Equity and Incentive Plan.
On February 27, 2024, the Board approved an amendment to our 2023 Equity and Incentive Plan, or the
Plan, to increase the number of shares authorized for issuance under the Plan by an additional
4,000,000 shares of common stock, subject to approval of shareholders (the “Plan Amendment”). In increasing the number of shares authorized for issuance under the Plan from approximately 1,927,478
(inclusive of outstanding awards under the Plan) to 5,927,478, we intend to provide sufficient capacity for the continued administration of the Plan, based on current practices, over the next five years.
Should shareholder approval not be obtained, the Plan Amendment will not be implemented and the total number of shares authorized for issuance under the Plan would remain approximately 1,927,478.
The Plan will, however, continue to remain in effect, and Awards will continue to be granted under the
Plan to all eligible participants, as in effect immediately prior to the Plan Amendment, until all the shares available for issuance under the Plan (which, as of March 22, 2024, was only 621,325 shares)
have been issued, or until the Plan terminates on its currently scheduled expiration date.
Principal Features of the Plan
The material terms and provisions of the Plan, as amended, are summarized below. The summary, however, is not intended to be a complete description of all the terms of the amended Plan and is qualified in its entirety by reference to the complete text of the previously filed Plan, as amended.
The purpose of the Plan is to advance the interests of our shareholders by enabling us to attract and retain the types of individuals who will contribute to our long-term success, provide incentives that align the interests of such individuals with those of our shareholders, and promote the success of our business.
The Plan is designed to provide us with flexibility to select from among various equity-based and performance compensation methods, and to be able to address changing accounting and tax rules and corporate governance practices by optimally utilizing performance-based compensation.
The Plan permits awards of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards as described below.
Awards and grants under the Plan are referred to as “Awards.” Those eligible for Awards under the
Plan are referred to as “Participants.” Participants include any employee, consultant or director who is designated by the Board or a committee of the Board to receive one or more Awards under the Plan. In
2023, there were approximately 670 persons eligible to be Participants.
Shares Available for Issuance
As of March 22, 2024, approximately 621,325 shares of common stock were available for new grants under our Plan and there were approximately 1,306,153 shares of our common stock subject to outstanding Awards under the Plan. In addition to the Plan, we also have outstanding Awards under an older plan, the First Interstate BancSystem, Inc. 2015 Equity and Incentive Plan (the “2015 Plan”).
There are no shares of common stock available for new grants under the 2015 Plan.
If shareholders approve the Plan Amendment, the maximum number of shares reserved for issuance under the Plan will be increased from approximately 1,927,478 to 5,927,478.
The Plan also prohibits the recycling of shares tendered in payment of a stock option exercise price, or delivered or withheld to satisfy tax withholding obligations, or covered by a stock-settled stock appreciation right or stock option that was not issued upon the settlement of the Award. These shares will not again be available for issuance under the Plan.

2023 Proxy Statement	36	First Interstate BancSystem, Inc.
Administration and Eligibility
The Plan is administered by the Compensation and Human Capital Committee of the Board (the
“Committee”), provided that the Board may itself exercise or delegate to any other person or committee any of the authority granted to the Committee with respect to the Plan.
The Committee may establish procedures such that Awards to “covered employees and officers” will comply with the exemption requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in which case the Awards will be determined and made by a subcommittee consisting solely of two or more “non-employee directors” within the meaning of Rule
16b-3 of the Exchange Act.
The administrator of the Plan, whether it is the Committee or the Board, has the exclusive authority to construe and interpret the Plan, including the authority to (i) determine to whom Awards will be granted, the timing, manner and nature of Awards granted, the number of shares to be subject to any
Award, the purchase price, exercise price, medium of payment and vesting provisions of any Award,
(ii) designate Awards as performance Awards and select performance criteria and/or performance goals with respect to such Award, (iii) modify the time and/or manner of vesting, or the term of any outstanding Award subject to Participant’s consent, (iv) determine the duration and purpose of leaves of absence which may be granted to grantees without constituting termination of service for purposes of the Plan, (v) make decisions with respect to outstanding Awards upon a change of control or other triggering event, and (vi) all other discretionary determinations necessary or advisable for administration of the Plan. The Committee’s discretionary determination will be final, binding, and conclusive on all parties. Members of the Committee are appointed by and serve at the pleasure of the
Board and may be removed by the Board at its discretion.
We have agreed to indemnify and hold harmless each person who is or was a member of the Committee or the Board against and from (a) any loss, cost, liability or expense that may result from any claim, action, suit or proceeding to which such person may be a party, or in which such person may be involved, by reason of any action taken or failure to act under the Plan, and (b) all amounts paid by such person in settlement thereof, with our approval, or paid by such person, in satisfaction of judgment in any such action, suit or proceeding against such person, provided such person shall give us an opportunity, at our own expense, to handle and defend the action, suit or proceeding before such person undertakes to handle and defend it on such person’s own behalf.
Terms and Conditions of Awards
The Plan allows us to grant incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance stock, restricted stock units and performance Awards.
Stock Options. A stock option is the right to purchase a specified number of shares of our common stock in the future at a specified exercise price and subject to other terms and conditions specified in the option agreement and the Plan. Stock options granted under the Plan will be either “incentive stock options,” which are intended to receive special tax treatment under the Internal Revenue Code
(the “Code”) or options other than incentive stock options (referred to as “non-qualified stock options”), as determined by the Committee and stated in the applicable option agreement. The exercise price of any stock option must be at least equal to the fair market value of the common stock on the date of the grant. The exercise price of any incentive stock option granted to shareholders who own greater than 10% of our voting stock must be at least equal to 110% of the fair market value of the common stock on the date of the grant. At the time of grant, the Committee, in its sole discretion, will determine when stock options are exercisable and when they expire, provided the term cannot exceed ten years (five years for incentive stock options granted to shareholders who own greater than 10% of our voting stock). Each stock option shall be evidenced by a stock option agreement that shall state whether it is an incentive stock option or a non-qualified stock option, the option exercise price, the duration of the stock option, the number of shares of common stock to which the stock option pertains, the vesting schedule of the stock option and such other terms and conditions as may be determined from time to time by the Committee. For purposes of the Plan, “fair market value” means

2023 Proxy Statement	37	First Interstate BancSystem, Inc.
the closing sale price for the primary trading session in the principal U.S. market for the Company’s common stock on the first trading day immediately prior to the date of grant.
The purchase price for any shares purchased pursuant to exercise of a stock option granted under the
Plan must be paid in full upon exercise of the stock option either in cash, or, in the discretion of the
Committee and upon such terms and conditions as it may approve (in the case of incentive stock options, such determination shall be made at the time of grant), the exercise price may be paid by (a)
transferring to the Company shares of previously acquired common stock, at their fair market value on the date of delivery, (b) through a “cashless” exercise program established with a broker, (c) with respect to non-qualified stock option only, by a reduction in the number of shares of common stock otherwise deliverable upon exercise of the non-qualified stock option, (d) by a combination of these methods, or (e) in such other manner as the Committee may determine. No fractional shares may be tendered or will be accepted in payment of the purchase price upon exercise. The foregoing alternatives are, however, subject to any applicable limitations on loans to officers and to applicable
“insiders” and other trading rules and regulations of the Securities and Exchange Commission.
No incentive stock option may be granted to an optionee, which, when combined with all other incentive stock options becoming exercisable in any calendar year that are held by that optionee, would have an aggregate fair market value in excess of $100,000 (or such other limit as then in effect under the Code), as determined at the time of grant. In the event an optionee is awarded $100,000 in incentive stock options which all vest in the same calendar year, any incentive stock options in excess of $100,000 which vest during the same year will be treated as non-qualified stock options.
Non-qualified stock options may, in the sole discretion of the Committee, be transferable to a permitted transferee, upon written approval of the Committee to the extent provided in the Award agreement. If the Award agreement so provides, then non-qualified stock options are generally transferable to family members by gift or by will or the laws of descent and distribution.
Stock options granted under the Plan are exercisable at such times and shall be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.
Stock Appreciation Rights. Stock appreciation rights (“SARs”) are subject to the terms and conditions set by the Committee and may be granted on a stand-alone basis (“free-standing rights”) or in tandem with stock options granted under the Plan (“related rights”). A SAR granted under the Plan entitles its holder to receive, at the time of exercise, an amount per SAR equal to the excess of the fair market value at the date of exercise of a share of our common stock over a specified exercise price fixed by the Committee. Payment may be made in cash, shares of common stock, or in any combination of the two, as determined by the Committee.
The exercise price of a free-standing right shall not be less than 100% of the fair market value of one share of common stock on the date of grant of the SAR. A related right will have the same exercise price, is transferable upon the same terms and conditions and is exercisable only to the same extent as the related stock option. Upon the exercise of a related right, the number of shares of common stock for which any related stock option is exercisable will be reduced by the number of shares for which the related right has been exercised.
Restricted Stock. Restricted stock consists of shares of common stock that are transferred or sold to a
Participant but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. The Committee determines the eligible Participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares of common stock to be granted, the price to be paid, if any, the time or times within which the shares of common stock covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the Awards. Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company, the passage of time or other restrictions or conditions determined by the Committee. Unless otherwise provided in the Award agreement, the restricted stock Participants generally have the rights and privileges of a shareholder, including the right to vote and receive dividends on the restricted stock. In

2023 Proxy Statement	38	First Interstate BancSystem, Inc.
the event a restricted stock Participant is entitled to receive dividends on the restricted stock, the right to such dividends will be subject to the same restrictions applicable to the restricted stock and such dividends will be distributed only upon the release of the restrictions on the applicable restricted stock to which the dividends relate.
Restricted Stock Units. Restricted stock units (“RSUs”) are hypothetical common stock units that have a value equal to the fair market value of an identical number of shares of our common stock and entitle the Participant to payment in cash or shares of common stock upon the expiration of the restricted period. The Committee determines the eligible Participants to whom, and the time or times at which, grants of RSUs will be made, the number of RSUs to be granted, the time or times at which the restrictions will terminate, the time or times at which settlement or payment of the RSUs will be made and all other terms and conditions of an RSU Award. A Participant has no voting rights with respect to RSUs. RSUs awarded to Participants are subject to forfeiture until the expiration of the restricted period including satisfaction of any applicable performance goals during such period.
Restrictions or conditions could include, but are not limited to, the attainment of performance goals, continuous service with the Company, the passage of time or other restrictions or conditions determined by the Committee. Upon the expiration of the restricted period, upon the payment date specified in the RSU Award agreement, we will deliver to the Participant, or his or her beneficiary, without charge, one share of common stock for each outstanding vested RSU and cash or, at the discretion of the Committee, shares of common stock having a fair market value equal to any dividend equivalents credited on the RSUs, if any; provided, however, that, if explicitly provided in the applicable Award agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part common stock in lieu of delivering only shares of common stock for vested RSUs.
Performance Awards. The Committee has the authority, at the time of grant of any Award described in the Plan to designate such Award as a performance Award based on the Participant’s right to such
Award, including the grant, vesting or settlement of the Award being based on performance criteria and/or goals determined by the Committee. The performance goals may consist of one or more business or other criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee. The Committee may determine that performance Awards will be granted and/or settled upon the achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, vesting and/or settlement of a performance Award. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries, or business segments, as applicable and may differ for performance Awards granted to any one Participant or to different Participants. All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual performance Awards and the achievement of performance goals relating to performance Awards will be made in writing.
Deferral of Awards
The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of common stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
Effect of Certain Events on Awards
In the event of any material change in the outstanding shares of common stock by reason of any stock dividend or split, combination or exchange of shares, recapitalization or other change in our capital structure, the Committee shall make such substitution or adjustment as may be deemed equitable as to (a) the number and kind of securities to be delivered under the Plan, (b) the number and kind of securities subject to outstanding Awards, (c) the exercise price of any outstanding stock option or SAR

2023 Proxy Statement	39	First Interstate BancSystem, Inc.
or (d) any other characteristics or terms of the Awards as it may determine necessary to preserve the economic intent of Awards outstanding under the Plan. The Plan otherwise prohibits the repricing of
Awards without shareholder approval.
In the event of a change of control of the Company, the Committee may provide without further consent or agreement by the Participant, that Awards will be assumed, or substantially equivalent
Awards will be substituted by the acquiring or succeeding corporation with appropriate adjustments as to the number and kind of shares and prices. To the extent Awards are not assumed by the acquiring or succeeding corporation, the Committee may provide either (a) that outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, prior to or upon consummation of the change of control of the Company and to the extent not exercised, will be terminated in connection with the change of control of the Company or (b) that outstanding Awards will be terminated in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the change of control of the Company.
For purposes of the Plan, a change of control generally occurs when: (1) any corporation, person or group obtains common stock that represents 50% or more of the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; (2) the majority of our directors that constituted our Board on February 28, 2023 (the
“Effective Date”) changes, subject to certain exceptions; (3) a reorganization, merger, statutory share exchange or similar corporate transaction involving the Company that requires approval of the
Company’s shareholders occurs, unless following the transaction, (i) more than 50% of the voting power of the surviving company, or, if applicable, a sufficient number of voting securities eligible to elect a majority of the board of directors of the parent entity of the surviving entity, in either case, is held by the same holders, in substantially the same proportion, of the voting securities as immediately prior to the transaction, (ii) no person holds 50% or more of the voting power of the outstanding securities eligible to elect members of the board of directors of the parent or surviving entity, or (iii) at least a majority of the members of the board of directors of the parent or surviving company are the same as those prior to the corporate transaction; or (4) one person, or more than one person acting as a group, acquires or has acquired all or substantially all of the assets of the Company and its subsidiaries in one or a series of transactions. A change of control does not include a transaction solely undertaken to change the jurisdiction of the Company’s incorporation.
Unless otherwise provided in an Award agreement, or unless the Award has been terminated in connection with a change in control of the Company, in the event of a Participant’s termination of service by the acquiring or succeeding corporation without cause or by the Participant for good reason during the 24-month period following a change of control of the Company, all outstanding stock options and SARs will become immediately exercisable, the restricted period will expire immediately with respect to all outstanding shares of restricted stock and RSUs, and all performance goals and other vesting criteria will be deemed achieved at the greater of (i) 100% of target levels and (ii) actual performance as of the date of the change of control, with respect to outstanding performance Awards.
Termination of Employment
Unless the applicable Award agreement provides otherwise, in the event of a Participant’s termination of employment or service due to his or her death or disability, such Participant’s stock options and/or related rights (to the extent exercisable at the time of such termination) will remain exercisable until the date 12 months following such termination (but not beyond the original expiration of the term of the stock option or related right) and thereafter will be canceled and forfeited to the Company. Unless the applicable Award agreement provides otherwise, in the event of a Participant’s voluntary termination of employment or service (and not due to such Participant’s death or disability), such
Participant’s stock options and/or related rights (to the extent exercisable at the time of such termination) will remain exercisable until three months following such termination (but not beyond the original term of the stock option or related right) and thereafter will be canceled and forfeited to the
Company. In the event of a Participant’s termination of employment or service for cause, such
Participant’s outstanding stock options and/or related rights will immediately be canceled and forfeited to the Company, regardless if vested.

2023 Proxy Statement	40	First Interstate BancSystem, Inc.
The vesting and/or forfeiture of any other type of Award in connection with a termination of employment or service will be as provided for in the applicable Award agreement.
Amendment and Termination
The Board may amend, alter, suspend or terminate the Plan provided that no such amendment or termination of the Plan or amendment of outstanding Awards may materially impair the previously accrued rights of any recipient of an Award under the Plan without his or her written consent. The
Board is required, however, to obtain approval of the shareholders of any amendment of the Plan that is required by law, rule or regulation, as determined by the Company.
The Plan will terminate on the 10-year anniversary of the Effective Date unless the Plan is terminated earlier by our Board or due to delivery of all shares of common stock authorized for issuance under the
Plan. No Awards may be granted under the Plan once it terminates; any Awards outstanding when the
Plan terminates, however, will remain outstanding until such Awards vest, are exercised, terminate or expire.
U.S. Federal Income Tax Consequences
The federal income tax consequences to the Company and to its eligible employees or directors of various Awards under the Plan are complex and subject to change. The following discussion is only a summary of some of the general rules applicable to the Plan, based on federal income tax laws in effect on the date of this Proxy Statement, and is intended solely for the general information of the shareholders considering how to vote with respect to this proposal and not as tax guidance to
Participants in the Plan. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular Participant based upon his or her specific circumstances.
The summary expressly does not discuss the income tax laws of any state, municipality or non-U.S.
taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code § 409(A)), or other tax laws other than federal income tax law.
The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.
Because individual circumstances may vary, we strongly advise all Participants to consult with their tax advisors concerning the tax implications and treatment of Awards granted under the Plan.
This summary assumes that all Awards will be exempt from, or comply with, the rules under Section
409A of the Code regarding nonqualified deferred compensation. If an Award fails to comply with
Section 409A of the Code, the Award may be subject to immediate taxation, interest and tax penalties in the year the Award vests or is granted.
Stock Options. The grant of stock options under the Plan will not result in taxable income to the grantee of the option or an income tax deduction for the Company. The transfer of common stock to an option holder upon exercise of his or her options may or may not, however, give rise to taxable income to the option holder and tax deductions for the Company, depending upon whether the options are “incentive stock options” or “non-qualified stock options.”
Upon the exercise of a non-qualified stock option by an option holder, such holder will recognize taxable compensation income (which is subject to tax at ordinary rates), and the Company will recognize a corresponding deduction for compensation paid, equal to the difference, if any, between the fair market value of the shares of common stock acquired by exercising the option, minus the aggregate exercise price paid. Any appreciation or depreciation in the fair market value of those shares after the date of such exercise will generally result in a capital gain or loss to the holder at the time he or she disposes of those shares. Such capital gain or loss would be long-term if the holder holds those shares for more than a year after the date of exercising the option.
In general, the exercise of an incentive stock option is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Company if the holder has been an employee of ours at all times beginning with the option grant date and ending three months before the date the holder exercises the option (or twelve months in the case of termination of employment due to death or disability). If the holder has not been so employed during that time, the

2023 Proxy Statement	41	First Interstate BancSystem, Inc.
holder will be taxed as described above for nonqualified stock options. If the option holder disposes of the shares purchased more than two years after the incentive stock option was granted and more than one year after the option was exercised, then the option holder will recognize gain or loss upon disposition of those shares as long-term capital gain or loss. If, however, the option holder disposes of the shares prior to satisfying these holding periods (known as “disqualifying dispositions”), the option holder will be obligated to report as taxable ordinary income for the year in which that disposition occurs the lesser of (1) the fair market value of the shares at the date of exercise minus the exercise price, or (2) the amount realized upon the disposition of the shares minus the exercise price. The
Company would be entitled to a tax deduction equal to that amount of ordinary income reported by the option holder. Any additional gain realized by the option holder on the disqualifying disposition of the shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the incentive stock option, the difference would be a capital loss for the option holder. Such capital gain or loss would be long-term if the holder holds those shares for more than a year after the date of exercising the option.
Stock Appreciation Rights and Restricted Stock Units. The granting of SARs and RSUs does not result in taxable income to the recipient or a tax deduction for the Company. Upon exercise of an SAR or the settlement of an RSU, the amount of any cash the Participant receives and the fair market value of any common stock received are taxable to the Participant as ordinary income and such amount will be deductible by the Company.
Restricted Stock. Unless an election is made by the recipient under Section 83(b) of the Code, a
Participant will not recognize any taxable income upon the Award of shares of restricted stock that are not transferable and are subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock, if any, will be taxable as compensation income to the Participant. Generally, the
Participant will recognize taxable ordinary income at the first time the shares of restricted common stock become transferable or are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of those shares when the restrictions lapse, less any amount paid with respect to the Award of restricted stock. The recipient’s tax basis will be equal to the sum of the amount of ordinary income recognized upon the lapse of restrictions and any amount paid for such restricted stock. The recipient’s holding period will commence on the date on which the restrictions lapse.
As indicated above, a Participant may elect, under Section 83(b) of the Code, to recognize taxable ordinary income upon the Award date of restricted stock (rather than being taxed as described above)
based on the fair market value of the shares of common stock subject to the Award on the date of the
Award. If a Participant makes that election, any dividends paid with respect to that restricted stock will not be treated as compensation income, but rather as dividend income, and the Participant will not recognize additional taxable income when the restrictions applicable to his or her restricted stock
Award lapse. Assuming compliance with the applicable tax withholding and reporting requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a Participant in connection with his or her restricted stock Award in the taxable year in which that
Participant recognizes that ordinary income.
Performance Awards. The granting of performance Awards (whether payable in shares or cash)
generally should not result in the recognition of taxable income by the recipient or a tax deduction by the Company. The payment or settlement of these Awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of common stock received, and a corresponding tax deduction by the Company. If the shares covered by the Award are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the Participant and the Company will be similar to the tax consequences of restricted stock Awards described above. If the Award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of the Award, and the
Company will be entitled to a corresponding tax deduction.

2023 Proxy Statement	42	First Interstate BancSystem, Inc.
New Plan Benefits Table
No determination has been made with respect to the grant of any Awards of the additional shares of common stock available for issuance under the Plan upon the adoption of the Plan Amendment. In addition, the benefits or amounts which would have been received by Participants in the last completed fiscal year, if the Plan Amendment had been in effect, are not determinable. Please see
“Grants of Plan-Based Awards” and “Equity Awards Outstanding as of December 31, 2023” included in this proxy statement for information about awards made to our named executive officers in the last year and currently held awards from prior years.
Approval by Shareholders
If a quorum is present at the Annual Meeting, the Plan Amendment will be approved and adopted, in accordance with our bylaws and NASDAQ Marketplace Rules, only if the holders of a majority of the votes cast on Proposal Two vote in favor of the Plan Amendment. This means that the Plan Amendment will be approved and adopted if more votes present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting are cast by shareholders “FOR” the proposal than cast by shareholders “AGAINST” the proposal. The persons named as proxies in the proxy card accompanying these materials will vote the shares represented by a validly executed proxy card “for” the approval and adoption of the Plan Amendment unless a vote “against” the proposal or an “abstention” is specifically indicated on the proxy card in respect of this proposal.

2023 Proxy Statement	43	First Interstate BancSystem, Inc.
Proposal Three
Adoption of Non-Binding Advisory Resolution on Executive
Compensation
Section 14A of the Exchange Act provides shareholders an opportunity to cast a non-binding advisory vote to approve the compensation of the “Named Executive Officers” or “NEOs” identified in the
Summary Compensation Table included in the Compensation of Named Executive Officers section of this proxy statement.
The Company has a general compensation philosophy that executive compensation should align with shareholders’ interests without encouraging excessive risk taking. First Interstate's executive compensation programs, which are described in greater detail in the Compensation Discussion and
Analysis portion of this document beginning on page 57, are designed to attract and retain qualified executive officers and establish an appropriate relationship between executive pay and First
Interstate’s annual financial performance and long-term growth objectives. Long-term executive compensation, through awards of restricted First Interstate common stock or restricted stock units containing time- and performance-based vesting provisions, encourages growth in executive stock ownership and helps drive performance that rewards both executives and shareholders.
The Company holds this non-binding advisory vote on executive compensation every year. The advisory vote on this resolution is not intended to address any specific element of executive compensation;
rather, the advisory vote relates to the compensation of the Company’s Named Executive Officers as disclosed in this document in accordance with the compensation disclosure rules of the Securities and
Exchange Commission (the "SEC"). The vote is advisory only, which means that it is not binding on the
Company, its Board, or the Compensation and Human Capital Committee of the Board. The Company’s
Board and its Compensation and Human Capital  Committee value the opinions of shareholders and therefore will take into account the outcome of the vote when considering future executive compensation arrangements.
Accordingly, the shareholders are requested to vote on the following resolution at the Company’s annual meeting of shareholders:
RESOLVED, that the First Interstate shareholders approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this document pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis portion of this document, the Summary Compensation Table included in this document, and the other related tables and disclosures included in this document.
Proxies solicited hereby will be voted for the proposal unless a vote against the proposal or abstention or non-vote is specifically indicated. If a quorum is present at the annual meeting, we will consider the non-binding, advisory approval of the compensation paid to our Named Executive Officers to have occurred if the votes cast favoring the approval of the compensation paid to our Named Executive
Officers by shares present in person or represented by proxy at the meeting and entitled to vote on this proposal exceed the total votes cast against the proposal by shares present in person or represented by proxy at the meeting and entitled to vote on this proposal. This means that the approval will be obtained if more than 50% of the votes cast by shares present in person or by proxy at the annual meeting and entitled to vote on this proposal are cast by shareholders “for” this proposal.

2023 Proxy Statement	44	First Interstate BancSystem, Inc.
Proposal Four
Ratification of Appointment of Independent Registered Public
Accounting Firm
On November 28, 2023, the Audit Committee of the Board appointed Ernst & Young LLP ("EY”) to be our independent registered public accounting firm for the year ending December 31, 2024. EY was selected to replace RSM US LLP (“RSM”), which continuously served as our independent registered public accounting firm since they were appointed in fiscal year 2004, including  for the audit associated with the year ended December 31, 2023. While the Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm, the Audit Committee has requested that the Board submit the selection of EY to our shareholders for ratification as a matter of good corporate governance. No representatives of EY or
RSM are expected to be present at the annual meeting.
Neither the Audit Committee nor the Board is required to take any action as a result of the outcome of the vote on this proposal. If our shareholders do not ratify the selection of EY as our independent registered public accounting firm, however, the Audit Committee will consider whether to retain EY or to select another independent registered public accounting firm. Furthermore, even if the selection is ratified, the Audit Committee in its discretion may appoint a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interest of the Company and our shareholders.
If a quorum is present at the annual meeting and if the votes cast for the ratification of EY by shares present in person or represented by proxy at the meeting and entitled to vote on the matter exceed the votes cast against the ratification of EY by shares present in person or represented by proxy at the meeting and entitled to vote on the matter then the appointment of EY as the Company’s independent registered public accounting firm for the year ending December 31, 2024, will be ratified. The persons named as proxies in the proxy card accompanying these materials will vote the shares represented by a validly executed proxy card for the ratification of the selection of EY as the independent registered public accounting firm unless a vote against the proposal or an abstention is specifically indicated on the proxy card in respect of this proposal.

2023 Proxy Statement	45	First Interstate BancSystem, Inc.
Changes in Certifying Accountant
As previously reported, on November 28, 2023, in connection with the change to our new independent registered public accounting firm, EY, for the fiscal year ending December 31, 2024, the Audit
Committee approved the dismissal of RSM as our independent registered public accounting firm following its completion of the audit of our consolidated financial statements for the fiscal year ended
December 31, 2023.
The reports of RSM on our consolidated financial statements for the fiscal years ended December 31,
2022 and December 31, 2023, and the subsequent interim period from January 1, 2024 through the completion of RSM’s audit of our consolidated financial statements for the fiscal year ended
December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the fiscal years ended December 31, 2022 and December 31, 2023, and the subsequent interim period from January 1, 2024 through the completion of RSM’s audit of our consolidated financial statements for the fiscal year ended December 31, 2023, there were no “disagreements” (as defined in
Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”) and the related instructions thereto) with RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference thereto in connection with its reports on our consolidated financial statements for such years.
During the fiscal years ended December 31, 2022 and December 31, 2023, and the subsequent interim period from January 1, 2024 through the completion of RSM’s audit of our consolidated financial statements for the fiscal year ended December 31, 2023, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
In response to Item 304(a) of Regulation S-K, we provided RSM with a copy of the disclosures we made on a Form 8-K filed with the SEC on November 30, 2023, prior to the time the Form 8-K was filed. The
Form 8-K reported the change in our independent registered public accounting firm and contained substantially the same disclosures as above. We requested RSM to furnish us a letter addressed to the
SEC stating whether it agreed with the statements made in the Form 8-K, and if not, stating the respects in which it does not agree. We received the requested letter from RSM agreeing with our statements concerning their work for us and a copy of that letter was filed as an exhibit to the Form 8-
K.
During the fiscal years ended December 31, 2022 and December 31, 2023, and the subsequent interim period from January 1, 2024 through the completion of RSM’s audit of our consolidated financial statements for the fiscal year ended December 31, 2023, neither we, nor anyone acting on our behalf, consulted EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item
304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee charter requires advance approval of all audit and non-audit services performed by the independent registered public accounting firm to assure that such services do not impair the auditor’s independence from the Company. The Audit Committee may delegate the authority to pre-
approve services to the Audit Committee chair, subject to ratification by the Audit Committee at its next committee meeting. In 2022 and 2023, all of the fees paid to RSM, as our independent auditor, were approved in advance by the Audit Committee.

2023 Proxy Statement	46	First Interstate BancSystem, Inc.
Principal Accounting Fees and Services
RSM served as the Company’s independent registered public accounting firm from 2004 through the completion of its audit for our fiscal year ended December 31, 2023. RSM was paid the following fees for services performed as the Company’s independent registered public accounting firm during the fiscal years ended December 31, 2023 and 2022:

	2023	2022
Audit fees (1)	$1,911,000	$1,805,000
Audit-related fees (2)	15,000	19,300
Tax fees	—	—
All other fees	—	—

(1)
Audit fees consist of fees for the audit of the financial statements included in our Annual Report, reviews of the
Quarterly Reports on Form 10-Q, including procedures related to acquisitions, $490,000 related to internal control matters and related services, and $50,000 in fees for EY workpaper access in 2023.

(2)	Audit-related fees for 2023 and 2022 consists of fees associated with the acquisition of Great Western Bank and our registration statement on Form S-3 filed with the SEC on May 26, 2023.
Audit Committee Report
The Audit Committee of the Board is currently composed of five independent directors and operates under a charter approved by the Board. The SEC and the NASDAQ stock market have established standards relating to Audit Committee membership and functions. With regard to such membership standards, the Board has determined that each of Frances P. Grieb, Stephen B. Bowman, Alice S. Cho,
Dennis L. Johnson, and James P. Brannen meet the requirements of an “audit committee financial expert” as defined by the SEC and each of the Audit Committee members have the requisite financial literacy and accounting or related financial management expertise required generally of an Audit
Committee member under the applicable standards of the SEC and NASDAQ.
The primary duties and responsibilities of the Audit Committee are to monitor: (i) the quality and integrity of the financial statements and related internal controls; (ii) the internal audit and independent registered public accounting firm’s qualifications and independence; (iii) the performance of the Company’s internal audit function and independent auditors; and (iv) compliance by the
Company with legal and regulatory requirements. While the Audit Committee has the duties and responsibilities described above and set forth in its charter, management is responsible for the internal controls and the financial reporting process. The Company’s internal auditors are responsible for preparing an annual audit plan and conducting internal audits under the control of the Chief Audit
Executive, who is accountable to the Audit Committee. The independent registered public accounting firm is responsible for performing an integrated audit of our financial statements and of the effectiveness of our internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon.
The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management regarding the effectiveness of internal control over financial reporting, and that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. The Audit Committee also relies on the opinions of the independent auditors on the consolidated financial statements and on the effectiveness of internal control over financial reporting. The Audit Committee’s oversight does not provide assurance that the opinions and representations of management and the auditor are correct.
In the performance of its oversight function, the Audit Committee has performed the duties required by its charter, including meeting and holding discussions with management, the Company’s internal auditors and RSM, and has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2023, with management and RSM. The Audit Committee’s review of and

2023 Proxy Statement	47	First Interstate BancSystem, Inc.
discussions about the financial statements included discussions about the quality, not just the acceptability, of the accounting principles used, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.
The Audit Committee also discussed with RSM all matters required to be discussed by the requirements of the PCAOB and the SEC and has received the written disclosures and the letter from RSM required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence. The Audit Committee discussed with RSM their independence and any relationships that might have an impact on their objectivity and independence and reviewed and approved the amount of fees paid for audit and audit-related services.
Based upon a review of the reports and discussions with management and RSM, and the Audit
Committee’s review of the representations of management and the Report of Independent Registered
Public Accounting Firm, subject to the limitations described above and as set forth in the Audit
Committee charter, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as filed with the SEC.
The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. In determining whether to appoint EY for fiscal year 2024, the Audit Committee took into consideration various factors, including: EY’s professional qualifications and industry expertise including the experience of key partners; external data, including recent PCAOB reports; and
the appropriateness of EY’s fees. The Audit Committee has selected EY to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
Submitted by the Audit Committee of the Board of Directors:

Frances P. Grieb (Chair)	Stephen B. Bowman	James P. Brannen	Alice S. Cho	Dennis L. Johnson
The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, to be (i) “soliciting material” or
“filed” or (ii) incorporated by reference by any general statement into any filing made by us with the
SEC, except to the extent that we specifically incorporate such report by reference.
Security Ownership of Certain Beneficial Owners and
Management
The following table sets forth information regarding the beneficial ownership of our common stock as of March 22, 2024, for (i) each of our directors and director nominees, (ii) each of the executive officers named in the Summary Compensation Table, (iii) all directors and executive officers as a group, and beneficial owners of more than 5% of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated
by the footnotes below, we believe, based on the information furnished to us or disclosed in filings made with the SEC, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.
The percentage of shares shown as beneficially owned as of March 22, 2024, is based on 103,266,391 shares of our common stock outstanding. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding shares of common stock subject to options and other derivative securities held by that person that were exercisable or vesting based only on the expiration of time on or within 60 days of
March 22, 2024. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

2023 Proxy Statement	48	First Interstate BancSystem, Inc.
Unless otherwise noted below, the address for each director, director nominee, NEO, and beneficial owner of more than 5% of a class of our common stock listed in the table below is: c/o First Interstate
BancSystem, Inc., 401 North 31st Street, Billings, MT 59101.

Beneficial Ownership Table
	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent of Class

Directors and nominees for director
David L. Jahnke	19,873	*
Kevin P. Riley	170,979	*
Stephen B. Bowman	3,579	*
James P. Brannen	8,385	*
Alice S. Cho	4,184	*
Frances P. Grieb	20,883	*
Thomas E. Henning	20,651	*
John M. Heyneman, Jr.(1)	1,506,311	1.5%
Dennis L. Johnson	7,847	*
Stephen M. Lacy	13,473	*
Patricia L. Moss	17,219	*
Joyce A. Phillips	2,991	*
Daniel A. Rykhus	18,645	*
James R. Scott (2)	4,358,315	4.2%
Jonathan R. Scott (3)	831,551	*

Named Executive Officers who are not directors
Lorrie F. Asker	6,639	*
Kirk D. Jensen	22,573	*
Marcy D. Mutch	55,230	*
Kristina R. Robbins	8,631	*

Other Executive Officers who are not directors
Karlyn M. Knieriem	21,070	*
Lori A. Meyer	8,962	*

All executive officers and directors as a group (21 persons)	7,127,991	6.9%

5% or greater security holders
Scott Family FIBK Shareholder Group (4)	18,514,564	17.9%
The Vanguard Group (5)	9,180,537	8.9%
BlackRock, Inc. (6)	8,267,067	8.0%
FMR LLC (7)	6,605,392	6.4%
Franklin Mutual Advisers, LLC (8)	5,384,069	5.2%

* Less than 1% of the class of common stock outstanding.

2023 Proxy Statement	49	First Interstate BancSystem, Inc.

(1)
Includes 257,508 shares over which Mr. Heyneman reports shared voting and shared dispositive power. Mr.
Heyneman disclaims beneficial ownership, except to the extent of his pecuniary interest therein, over
1,343,300 of the shares reported as beneficially owned indirectly by Mr. Heyneman, which shares are reported as indirectly beneficially owned, in the aggregate, through a limited partnership and several family trusts.

(2)
Includes 385,935 shares over which Mr. Scott reports shared voting and shared dispositive power. Mr. Scott has caused a trust through which he reports indirect beneficial ownership in the shares to pledge as collateral security for a loan from Western Security Bank 395,000 shares of common stock.

(3)	Mr. Scott has caused a trust through which he reports indirect beneficial ownership in the shares to pledge as collateral security for a loan from Western Security Bank 380,000 shares of common stock.
(4)
Based on an amendment to Schedule 13D filed with the SEC on December 21, 2023 (the “Schedule 13D”) by
James R. Scott, as well as reports filed pursuant to Section 16 of the Exchange Act. As disclosed in the
Schedule 13D, the Scott Family FIBK Shareholder Group is composed of John M. Heyneman, Jr., Susan
Heyneman, Julie Scott Rose, Homer Scott, Jr., James R. Scott, James R. Scott, Jr., Jeremy P. Scott,
Jonathan R. Scott, Risa K. Scott, and several trusts, foundations, entities and other shareholders of the
Company affiliated with such Scott family members which are identified in the Schedule 13D and which signed with such family members a Stockholders’ Agreement with the Company dated September 15, 2021.
The foregoing family members report sole or shared voting and dispositive power over all of such shares.

(5)
Based solely on an amendment to Schedule 13G filed with the SEC on February 13, 2024 (the “Schedule 13G/
A”) by The Vanguard Group. As disclosed in the Schedule 13G/A, this includes 0 shares over which The
Vanguard Group has sole voting power, 64,867 shares over which The Vanguard Group has shared voting power, 9,026,392 shares over which The Vanguard Group has sole dispositive power, and 154,145 shares over which The Vanguard Group has shared dispositive power. The address for The Vanguard Group is 100
Vanguard Blvd., Malvern, PA 19355.

(6)
Based solely on an amendment to Schedule 13G filed with the SEC on January 26, 2024 (the “Schedule 13G/
A”) by BlackRock, Inc (“BlackRock”). As disclosed in the Schedule 13G/A, this includes 7,856,561 shares over which BlackRock has sole voting power and 8,267,067 shares over which BlackRock has sole dispositive power. The address for BlackRock is 50 Hudson Yards, New York, New York 10001.

(7)
Based solely on a Schedule 13G filed with the SEC on February 9, 2024 (the “Schedule 13G”) by FMR LLC
(“FMR”) and Abigail P. Johnson, who is a Director, the Chairman and the Chief Executive Officer of FMR. As
disclosed in the Schedule 13G, this includes 6,600,686 shares over which FMR has sole voting power and
6,605,392 shares over which FMR has sole dispositive power. Ms. Johnson and members of the Johnson family control 49% of FMR, and Ms. Johnson reported sole dispositive power of 6,605,392 shares. The address for
FMR is 245 Summer Street, Boston, Massachusetts 02210.

(8)
Based solely on a Schedule 13G filed with the SEC on January 30, 2024 (the “Schedule 13G”) by Franklin
Mutual Advisers, LLC. As disclosed in the Schedule 13G, this includes 5,088,349 shares over which Franklin
Mutual Advisers, LLC, has sole voting power, 0 shares over which Franklin Mutual Advisers, LLC, has shared voting power, 5,384,069 shares over which Franklin Mutual Advisers, LLC, has sole dispositive power, and 0 shares over which Franklin Mutual Advisers, LLC, has shared dispositive power. The address for Franklin
Mutual Advisers, LLC, is 101 John F. Kennedy Parkway, Short Hills, New Jersey 07078‑2789.

2023 Proxy Statement	50	First Interstate BancSystem, Inc.
Human Capital Management
Overview
One of the Company’s central values is People First, Always. The Company embraces and exemplifies that core tenant in its treatment of employees. The Company is committed to the people who make our work possible. Through our human capital strategy, we attract, retain and reward talent across our enterprise in support of this mission. We have prioritized our efforts to build and maintain a diverse, inclusive and safe workplace, with opportunities for our employees to grow and develop in their careers, supported by competitive compensation, benefits, health and wellness programs.
Employee Experience
Engaged employees are loyal and productive employees. Each year, the Company conducts an
Employee Engagement Survey to measure satisfaction in this area. For 2023, the participation rate reached 92% with 3356 responses. Our employees are engaged, curious, and passionate about how their time and talent contribute to our overall success.
Total Compensation
•Competitive Compensation. The Company values the contributions of its employees and seeks to provide a compelling package of pay and benefits.
•Paid Time Off & Leave. Paid time off (PTO) is available to all employees: full-time and part-
time. PTO is accrued based on years of service and exempt status, and it is used for any combination of vacation, personal leave, and sick time, with up to 80 unused hours allowed to carry over to the following year. Additionally, holiday pay is separate from PTO and includes up to 11 days each year. Employees working at least 30 hours per week are eligible to receive time off for special circumstances, including:
◦Jury Duty: Individuals actively serving on jury duty can receive up to 15 days of pay, annually.
◦Caregiver Leave: Up to ten days of paid leave are offered to employees who must tend to an immediate family member with a serious health condition.
◦Bereavement Leave: Up to five days of paid bereavement leave is available to those who experience a death in the immediate family.
•Health Insurance Coverage. Spanning medical, dental, and vision, the Company offers a health plans for employee enrollment and enrolled employees are eligible for Company seeded
Health Savings Accounts or Flexible Spending Accounts. Additionally, enrolled employees are offered convenient 24/7/365 phone or video consultations with U.S. board-certified doctors through MDLive.
•Dependent Care Flexible Spending Accounts. The Company offers a Dependent Care Flex
Spending Account (FSA) for employees earning a salary of less than $70,000 per year. The
Company contributes an additional $1,500 per year per child to each employee, up to $4,500 annually.
•Student Loan Debt Repayment. The Company contributes $100 per month to qualified employees to help alleviate the financial burden of student loans. In 2023, the Company’s contributions under this program totaled $325,600 for 447 employees.
•Retirement Savings Contributions. The Company offers a 401(k) retirement plan through
Fidelity Investments under which all employees are enrolled automatically and receive a 100%
Company match on the first 6% contributed by the employee.

2023 Proxy Statement	51	First Interstate BancSystem, Inc.
•Exercise Reimbursement. The Company encourages employees to stay active by offering a reimbursement of $300 annually toward a fitness program, such as a gym or a digital and at-
home workout program.
Health & Wellness
•Employee Assistance Program. The Company offers a 24 hour/7 day per week, Employee
Assistance Program to employee and their dependents at no cost and provides confidential support and resources to get through life’s challenges. The program offers confidential counseling on personal issues, financial information and tools, and legal information and resources.
•Alternative Work Arrangements. Managers across the Company are empowered to modify their departments’ work schedules to allow for greater flexibility while pursuing performance goals.
•First Relief. Funded by employee gifts, voluntary payroll deductions, and the First Interstate
BancSystem Foundation, First Relief provides financial aid to bank employees experiencing hardships, such as a family emergency, illness, or natural disaster. In 2023, $56,241 in First
Relief donations was awarded to 20 employees, with an average of $2,812 granted to each recipient.
Employee Resources & Training
First Interstate offers its employees scalable, effective, and on-demand tools for professional development.
•LinkedIn Learning. In 2023, 3,106 employees participated in the program, logging 17,855  hours of content viewed and 10,516 courses completed.
•Pacific Coast Banking School. In 2023, five employees selected by the Executive Team participated in or graduated from this three-year, intensive training in all banking-related disciplines, including credit management, general economics, community support and service trends.
•Regulatory University. The Company provides annual training on Fair and Responsible Lending through this online platform. Training focuses on safety and soundness, consumer protection laws and regulations, high and emerging risk issues, products and services, and other topics of relevance to multiple lines of the Company’s business.
Employee and Company Engagement
Workplace Opportunity
First Interstate is an equal opportunity employer committed to a diverse workforce and a barrier-free employment process. Employment and advancement is based solely on an individual's merit and qualifications directly related to the position. The Company continues to focus its efforts on fostering an environment where all employees are respected and valued, embracing our continued growth and the new communities and individuals we serve, and educating our employees and leadership to ensure the Company is recruiting and retaining diverse talent across our footprint.
Community Investment
In 2023, the Company directed $305,738,777 toward community development lending. Resources were focused on areas that support affordable housing, economic development, community services, and revitalization and stabilization of communities throughout our 14-state footprint that have been distressed, underserved, or considered LMI. On a corporate level, the Company often invests in low-
income housing tax credits to support the development of affordable housing and help meet the urgent demand in this area. Additionally, the Company’s Community Development Officers seek to educate lenders about credit opportunities that can address community development needs.

2023 Proxy Statement	52	First Interstate BancSystem, Inc.
On a local level, the Company encourages our branches to engage with community development organizations within their markets. Opportunities abound to share our expertise through board services, financing, and financial education. Additionally, our branches have decision-making authority in directing donations and investments in their markets, particularly to qualified organizations involved in community development and serving LMI communities.
Executive Officers
The following executive officer biographies present information, as of the date of this proxy statement, regarding our executive officers, except for Mr. Riley, whose biography is set forth under the caption “Director Biographies”.
Executive Officer Biographies
Lorrie F. Asker has been Executive Vice President and Chief Banking Officer (CBO) since August 2023.
Ms. Asker oversees all retail and commercial banking operations across First Interstate’s 14-state footprint. With a 30-year track record of building strong relationships and producing results, Ms.
Asker’s expertise encompasses the development of long-term strategic plans that address the changing landscape of banking products and services. Prior to her role as CBO, Ms. Asker served as First
Interstate’s Rocky Mountain Regional President since 2019, managing 10 commercial banking teams and more than 60 branches. Ms. Asker previously led the commercial and industrial banking division for
First Foundation Bank and oversaw commercial analysis and systems at Umpqua Bank. Her career also includes tenures with Sterling Bank, US Bank, and West One Bank. Ms. Asker previously served on Idaho
Governor Brad Little’s Economic Rebound Advisory Committee and is a member of the Saint Alphonsus
Regional Medical Center Foundation Board. A graduate of the Pacific Coast Banking School and previously a faculty member, Ms. Asker earned a Bachelor of Science in organizational communication from the University of Idaho and a Master of Business Administration from the College of William and
Mary.

2023 Proxy Statement	53	First Interstate BancSystem, Inc.
Lorrie F. Asker
Executive Vice President and Chief Banking Officer
Kirk D. Jensen is Executive Vice President and General Counsel and joined First Interstate in 2016.
Prior to joining First Interstate, Mr. Jensen was a founding partner of the law firm BuckleySandler LLP in Washington, D.C., where he advised financial institutions on a variety of regulatory compliance matters and represented financial institutions in federal and state government enforcement actions and in high-stakes litigation. He is a fellow of the American College of Consumer Financial Services
Lawyers, a member of the Conference on Consumer Finance Law, has held various leadership positions in the American Bar Association’s Business Law and Litigation Sections, and has received appointments as Senior Lecturer at Duke University School of Law. In 2018, he was recognized with the Global
Counsel Award for Financial Services-Regulatory by the Association of Corporate Counsel and Lexology.
Mr. Jensen clerked for the Honorable Deanell Reece Tacha, Chief Judge of the United States Court of
Appeals for the Tenth Circuit. He earned his Juris Doctor degree from Duke University School of Law where he was a member of the Order of the Coif and Duke Law Journal. He earned his Bachelor of Arts degree from Brigham Young University.
Karlyn M. Knieriem has served as the Company’s Executive Vice President and Chief Risk Officer since
2022. With over 25 years of experience in financial services across a variety of roles including finance, treasury, retail, credit and risk management, Ms. Knieriem first began this role in 2018 with Great
Western Bank – originally joining as the Head of Enterprise Risk Management in 2016.  In addition to these roles, Ms. Knieriem also enjoyed a lengthy career at First National Bank of Omaha where she worked in a number of senior leadership positions.  Ms. Knieriem earned a Bachelor of Science in
Business Administration degree with specialization in Accounting from the University of Nebraska at
Omaha in Omaha, Nebraska.

2023 Proxy Statement	54	First Interstate BancSystem, Inc.
Kirk D. Jensen
Executive Vice President and General Counsel
Karlyn M. Knieriem
Executive Vice President and Chief Risk Officer
Lori A. Meyer has served as the Company’s Executive Vice President and Chief Information Officer since
November 30, 2023, and as interim Chief Information Officer since June 28, 2023. Ms. Meyer previously served in several leadership roles for the Company, including Director of Enterprise Planning
(2021-2023), Director of Enterprise Program Management (2018-2021), Director of IT Business
Management (2017-2018), Director of IT Business Relations (2016-2017), and Business Process
Improvement Lead (2013-2016). Ms. Meyer also managed the Bank’s Operations Branch Support Division from 2007 to 2013. Ms. Meyer is a graduate of Montana State University Billings with a bachelor’s degree in psychology and was recognized by the Billings Gazette as a “40 Under 40” recipient. She is
Lean Six Sigma certified in process improvement/agile experience and is a graduate of the Bank
Operations Institute in Dallas, Texas. An active community volunteer, Ms. Meyer regularly volunteers with Special Olympics and is passionate about supporting programs that help teens combat hunger, homelessness, and mental health challenges.
Marcy D. Mutch has been Executive Vice President and Chief Financial Officer since September 2015.
Prior to her current role, Ms. Mutch served as the Bank’s Investor Relations Officer from 2010 to 2015 and as Vice President of Corporate Tax from 2006 to 2010.  Ms. Mutch contributes over 30 years of financial industry experience and expertise to First Interstate. Prior to joining the Bank, she served in tax and finance positions with Citizens Development Company and as a tax manager for Eide Bailly,
LLP. Ms. Mutch earned a Bachelor of Science degree in business administration from Montana State
University in Billings, Montana.

2023 Proxy Statement	55	First Interstate BancSystem, Inc.
Marcy D. Mutch
Executive Vice President and Chief Financial Officer
Lori A. Meyer
Executive Vice President and Chief Information Officer
Kristina R. Robbins has been Executive Vice President and Chief Operations Officer since January,
2024. Ms. Robbins has extensive banking experience serving in a variety of leadership roles throughout her 25-year career. Prior to her current role, Ms. Robbins served as First Interstate's Senior Vice
President and Chief Operations Officer from June 2022 to January 2024 and as Director of Loan
Operations from August 2018 to March 2022. As Director of Loan Operations, Ms. Robbins was
responsible for leading key improvement efforts in the lending channels to better align the work to support both clients and bankers. She has experience in process improvement, including Lean, Six
Sigma, and Agile methods. Ms. Robbins worked as an Executive Vice President for Sterling Bank from
2007 until its merger with Umpqua Bank in April 2014, when she was named Executive Vice President and Director of Loan Operations and the Call Center. Ms. Robbins is an active community volunteer, focusing her efforts on supporting the young people and the underserved in her community. Her efforts in these areas align around safe places to assemble, quality education, and technical training offerings, all which support a healthy community.

2023 Proxy Statement	56	First Interstate BancSystem, Inc.
Kristina R. Robbins
Executive Vice President and Chief Operations Officer
Compensation Discussion and Analysis
The Compensation Discussion and Analysis describes our executive compensation program for 2023.
Our Named Executive Officers, or “NEOs” include our Chief Executive Officer, our Chief Financial
Officer, three of our most highly compensated other executive officers who were serving in that capacity at the end of the fiscal year ended December 31, 2023, and two additional individuals who would have been two of our three most highly compensated executive officers (aside from our principal executive officer and principal financial officer) during the fiscal year ended December 31,
2023, but for the fact that such individuals were not employed by the Company as of December 31,
2023. Our NEOs for 2023 are listed below:
•Kevin P. Riley, President and Chief Executive Officer
•Marcy D. Mutch, Executive Vice President and Chief Financial Officer
•Kirk D. Jensen, Executive Vice President and General Counsel
•Lorrie F. Asker, Executive Vice President and Chief Banking Officer(1)
•Kristina R. Robbins, Executive Vice President and Chief Operations Officer
•Ashley Hayslip, Former Executive Vice President and Chief Banking Officer(2)
•Scott E. Erkonen, Former Executive Vice President and Chief Information Officer(3)

(1) Ms. Asker stepped into the Chief Banking Officer role as an interim assignment in February 2023 following the departure of Ms. Hayslip. Ms. Asker officially assumed the role in a permanent capacity and became an Executive Vice President effective in August 2023.
(2) Ms. Hayslip terminated employment with the Company effective February 9, 2023.
(3) Mr. Erkonen terminated employment with the Company effective June 28, 2023.
Executive Summary
2023 Performance Highlights
In 2023, we produced net income of $257.5 million, and diluted earnings per share of $2.48. The
Company generated a ROAE of 8.17% and a ROATCE of 13.32% in 2023, or an increase from 2022 of
6.34% and 10.09%, respectively. See Appendix A to this proxy statement for a reconciliation of
ROATCE to its most directly comparable GAAP financial measures.
With our strong results, we returned 88.2% of net income to our shareholders, or $227.2 million, in the form of  quarterly cash dividends and the repurchase of one million shares of common stock from the estate of a stockholder through a private repurchase transaction. In total, we returned
$1.88 per share in dividends to shareholders during 2023, providing a yield of 6.7% against our average stock price of $28.13 during 2023.
Credit quality remained strong in 2023, with net charge-offs of $23.5 million, or 0.13% of average loans outstanding. Our allowance for credit losses on loans was $227.7 million, or 1.25% of loans held for investment as of December 31, 2023, as compared to $220.1 million, or 1.22% of loans held for investment, as of December 31, 2022.  Management believes this positions the Company well to manage what may be an uncertain macro-economic environment in the years ahead.
Loans increased 1.0% in 2023. While the production environment was muted, we focused on the risk-
adjusted return on new production, and experienced improvement in this metric over the year.  The funding side of the balance sheet proved more challenging in 2023. Deposit balances declined, driven by client behavior as a result of higher interest rates driving disintermediation of non-
interest-bearing deposit accounts. However, despite these challenges, our strategic positioning of the balance sheet has allowed us to maintain a ratio of loans held for investment to deposits of
78.4% at December 31, 2023, providing us with flexibility and ample structural liquidity.
Additionally, we made the strategic decision to allow the investment portfolio to decline in 2023,

2023 Proxy Statement	57	First Interstate BancSystem, Inc.
including the sale of $853.0 million of securities in the first quarter, further supporting our balance sheet positioning.
Our employee engagement strategy is focused on creating and maintaining a work environment where all employees’ voices are heard. In 2023, 92% of our employees participated in our annual employee engagement survey. Amid the tight labor market, we continued to focus on developing company-wide role-based training programs, performance coaching, career development, and the retention of top talent through succession planning. Taking care of our employees remains one of our primary strategies.
Our philosophy in how we manage our Company is driven by our focus on the long-term, sustainable success of our people, our clients, our communities and ultimately our shareholders. The following graphs provide information demonstrating the commitment to our long-term financial success. See
Appendix A to this proxy statement for a reconciliation of adjusted pre-provision net revenue, adjusted efficiency ratio, and adjusted EPS to their most directly comparable GAAP financial measures.

2023 Proxy Statement	58	First Interstate BancSystem, Inc.

FIBK: TOTAL SHAREHOLDER RETURN (3/23/2010 THROUGH 12/31/2023)

FIBK
KBW Bank Index
S&P Financials Index
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
March-10
February-13
June-16
September-19
September-21
October-22
December-23

2023 Compensation Highlights
Below are highlights of our executive compensation program and compensation decisions made by the Compensation and Human Capital Committee (“Compensation Committee”) for the fiscal year ended December 31, 2023.
Salary: The Compensation Committee reviewed peer benchmarking analysis provided by our independent compensation consultant, Pearl Meyer & Partners (“Pearl Meyer”), to assist in the setting of our NEO’s salaries. The Compensation Committee approved the non-CEO NEO salaries and the Board approved Mr. Riley’s annual base salary change with increases effective in March 2023.
Increases ranged from 5%-15% to better align with the compensation levels of peers.
Short-Term Incentives: Our NEOs are eligible for annual Company performance-based quantitative, and individual performance-based qualitative discretionary, short-term incentive bonuses that are to be paid in cash. The quantitative performance metrics that fund our 2023 Short Term Incentive
Plan (“STI Plan”) were changed from 2022’s performance metrics (Adjusted Pre-Provision Net
Revenue per Share (60%) and Adjusted Efficiency Ratio (40%)) to Adjusted Pre-Provision Net Revenue
per Share (50%), Adjusted Efficiency Ratio (25%), and relative Total Criticized Loan Ratio (25%). The payout range associated with the Company performance-based quantitative portion of the STI Plan was also expanded from 50%-150% of target in 2022 to 0%-200% of target for 2023. The changes were made because the Compensation Committee believed, among other things, that these metrics better aligned with the metrics used by the Company’s peers for executive compensation and demonstrated a direct link between the Company’s goals, and the outcomes intended to be achieved by the Company in 2023, and the payouts available to be awarded to the NEOs during the period. Based on 2023 Company performance, however, the thresholds necessary to qualify the
NEOs for any payout under the Company quantitative performance-based portion of the STI Plan were not achieved. The Compensation Committee did approve, however, individual performance-
based qualitative discretionary bonuses to our NEOs in 2023. The payouts were equal to up to 20% of their respective target award opportunities under the Company performance-based quantitative portion of the STI Plan for their individual performances in 2023, a turbulent time for the banking sector, in steering the Bank to perform competitively within the industry, managing deposit and operating costs, and impacting positively the Company’s overall earnings per share. Additional

2023 Proxy Statement	59	First Interstate BancSystem, Inc.
details regarding the STI Plan and STI Plan payouts are provided below under the heading “2023
Short-Term Incentive Performance Results”.
Long-Term Incentives: Following the approval of the 2023 Equity and Incentive Plan by shareholders in May 2023, the equity granted as part of our Long-Term Incentive awards were issued in the form of restricted stock units (“RSUs”) and performance restricted stock units (“PRSUs”).
There were no changes to the pay mix or performance metrics from the 2022 awards. The performance measurement period under the 2021 performance equity award was completed on
December 31, 2023, in which the performance thresholds of both metrics were not achieved, resulting in 0.00% vesting of the 2021 award. Details are provided under the heading “2021 Long-
Term Incentive Performance Results”.
One-Time Equity Grants: In February 2023, the Compensation Committee, along with the Board, approved a one-time equity grant of Restricted Stock Awards (“RSAs”) to be granted on March 15,
2023 to 228 employees, which included Mr. Riley, Ms. Mutch, Mr. Jensen, Ms. Asker, and Ms.
Robbins. These discretionary awards were approved with the goal to retain talent and reward individuals following such employees’ work in connection with the Company’s successful acquisition of Great Western Bank, which such acquisition costs negatively impacted the 2023 vesting results of the 2020 performance grant. These RSAs cliff vest on the second anniversary of the date of grant.
Details about this award are provided under the “Grants of Plan-Based Awards Table” below.
Clawback Policy: The Company maintains a policy, which was updated in November 2023 to reflect recent changes in Nasdaq Stock Market rules and is administered by the Compensation and Human
Capital Committee and the Board, to recover erroneously awarded compensation that may be received by our NEOs, among others, in the event a restatement of the Company’s financial statements is required due to the material noncompliance of the Company with financial reporting requirements under applicable securities laws. The policy also provides that the committee or the
Board may direct the Company to take other disciplinary action, including adjustment of compensation and termination of employment, in the case of the willful commission of an act of fraud or dishonesty or gross recklessness in the performance of an NEO’s duties. Additional details can be found under the heading “Clawback Provisions”.
Results of Shareholder Advisory Approval of Named Executive Officer
Compensation
The Company holds non-binding advisory votes on executive compensation every year with the last vote occurring during the 2023 Annual Meeting of Shareholders.  At that meeting, shareholders were asked to approve, on an advisory basis, the NEO compensation for 2022 as reported in our 2023 proxy statement. This say-on-pay proposal was approved by over 91% of the shares present in person or by proxy and entitled to vote on the matter. The Compensation Committee considered the results of the 2023 advisory vote, along with shareholder input and other factors discussed in this
Compensation Discussion and Analysis and concluded that no changes to the Company’s compensation policies and practices were warranted in response to the shareholder advisory vote.

2023 Proxy Statement	60	First Interstate BancSystem, Inc.
Key Features of our Executive Compensation Program:

What We Do...		What We Do Not Do...
☑	Emphasize pay for performance	☒	Allow for short-selling, hedging, or pledging of Company securities
☑	Use multiple performance measures and caps on potential incentive payments	☒	Allow "single-trigger" accelerated vesting of equity-based awards upon change in control
☑	Engage an independent compensation consultant	☒	Grant excessive perquisites
☑	Require minimum equity ownership for directors and executive officers	☒	Pay excise tax "gross ups" upon change in control
☑	Maintain a clawback policy	☒	Reprice or liberally recycle shares
☑	Discourage excessive risk taking by reserving the right to use discretion in the payout of all incentives	☒	Trade in Company securities during designated black-out periods, except under limited circumstances including valid rule 10b5-1 trading plans
What Guides our Program
What We Pay and Why: Goals and Elements of Compensation
Our executive compensation program is aligned with our business strategy and is designed to maximize long-term shareholder value.

2023 Proxy Statement	61	First Interstate BancSystem, Inc.
Elements of Total Compensation
We have three primary elements of total compensation: base salary, short-term incentive, and long-
term incentives.

Pay Element	Payment Form	Description/Objectives
Base Salary	Cash
•Competitive fixed rate of pay to attract and retain talent
•Considers market data and individual factors such as performance, scope of responsibility, experience, and strategic impact
•Used as a foundation for determining incentive opportunities

Short-Term Incentive (STI)	Cash
•Target is reflective of a percentage of base salary; varies by role at the Company
•Awarded based on individual and Company performance
•Awards are not guaranteed
•Awards aligned with Company financial and strategic growth
objectives
•Awards established at threshold, target, and maximum values

Long-Term Incentive (LTI)	Equity
•Target is reflective of a percentage of base salary; varies by role at the Company
•Emphasis on long-term Company performance compared to peers
(60% performance restricted stock units/40% time-based restricted stock units)
•Objective is to retain top talent and align interests of
management and our shareholders

Pay Mix
To promote a culture that aligns management's interests with those of our shareholders, our 2023 executive compensation program focused on a mix of fixed and variable compensation as illustrated in the charts below. These charts to not include any one-time grants or awards outside of annual target pay.

2023 Proxy Statement	62	First Interstate BancSystem, Inc.
The Decision-Making Process
Compensation and Human Capital Committee Oversight
The Compensation and Human Capital Committee (“Compensation Committee”) approves our compensation structure, policy, and programs to ensure we have in place appropriate incentives and employee benefits. The Compensation Committee has the sole authority, which cannot be delegated, to approve salary, annual short-term cash incentives, and long-term equity incentives for our non-CEO NEOs.  For our executives who are not NEOs, the Chief Executive Officer, in consultation with the Compensation Committee, reviews and approves their compensation which similarly may consist of salary, annual short-term cash incentives, and long-term equity incentives.
For the salary, annual short-term cash incentives, and long-term equity incentives awarded to our
Chief Executive Officer, outside members of the Compensation Committee (those members who meet the definition of a non-employee director, as that term is defined for purposes of Rule 16b-3 under the Exchange Act) make recommendations to the Board (excluding the Chief Executive
Officer), which ultimately has the authority to approve the compensation of the Chief Executive
Officer. Details of the Compensation and Human Capital Committee’s authority and responsibilities are specified in its charter, which may be found on the Company’s website at www.FIBK.com by selecting “Governance Documents.”
Role of Management
Members of our management team regularly attend meetings pertaining to executive compensation,
Company and individual performance, and performance metrics to determine competitive compensation levels and practices. Management assists the Board in fulfilling its oversight of risks that may arise in connection with the Company’s compensation programs and practices. The CEO provides information as to the individual performance of the other NEOs and makes annual recommendations to the Committee regarding appropriate compensation levels for all NEOs other than himself. All elements of our non-CEO NEOs’ compensation must be approved by our
Compensation Committee. All elements of our CEO’s compensation must be approved by the Board, with the recommendation of our Compensation Committee. The CEO does not participate in the deliberations of the Compensation Committee regarding his own compensation.
Role of Compensation Consultants
The Compensation Committee has retained the services of Pearl Meyer, a compensation consulting firm, to assist with its executive compensation review and to provide competitive market data. A consultant from Pearl Meyer generally attends the Compensation Committee meetings about executive officer compensation and provides information, research, and analysis pertaining to executive compensation as well as updates on market trends as requested by the Compensation
Committee. The Compensation Committee sets compensation levels based on the skills, experience, and achievements of each executive officer, taking into consideration market analysis and input provided by Pearl Meyer as well as the compensation recommendations of our Chief Executive
Officer (except with respect to his own compensation).
In connection with its engagement of Pearl Meyer, the Compensation Committee assesses Pearl
Meyer’s independence by weighing various factors including, but not limited to, the amount of fees received by Pearl Meyer from the Company, Pearl Meyer’s policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact Pearl Meyer’s independence. After reviewing these and other factors, the Compensation
Committee has determined that Pearl Meyer was independent and that its engagement did not present any conflicts of interest.
Role of Peer Group Market Analysis
The Compensation Committee evaluates, with the input and guidance from Pearl Meyer, the competitiveness of executive officer compensation based on data from a comparative peer group which is comprised of commercial banks or bank holding companies with geographic, operational, and business model characteristics similar to the Company and are traded on major national

2023 Proxy Statement	63	First Interstate BancSystem, Inc.
securities exchanges with total assets between 50% and 200% of our total assets. The Compensation
Committee reviews and approves the peer group on an annual basis. The following companies, which remained unchanged from the prior year, were approved by the Compensation Committee as our peer group for purposes of setting compensation levels for 2023:

Ameris Bancorp	Pacific Premier Bancorp, Inc.
Associated Banc-Corp	PacWest Bancorp
BankUnited, Inc.	Pinnacle Financial Partners, Inc.
Cadence Bank	Prosperity Bancshares, Inc.
Commerce Bancshares, Inc.	Simmons First National Corporation
F.N.B Corporation	SouthState Corporation
Fulton Financial Corporation	UMB Financial Corporation
Glacier Bancorp, Inc.	Umpqua Holdings Corporation
Hancock Whitney Corporation	United Bankshares, Inc.
Old National Bancorp, Inc.	Valley National Bancorp
2023 Executive Compensation In Detail
Base Salaries
Our base salaries are designed to provide a competitive fixed level of pay to be able to recruit and retain talent. Annually, the Compensation Committee reviews NEO base salaries against peer benchmarking data provided by Pearl Meyer. In determining the base pay, the Compensation
Committee considered each NEO’s competitive market positioning as well as other individual factors such as performance, scope of responsibility, experience, and strategic impact.
The following table shows the 2023 base salary increases for each NEO.

Officer	2022 Base Salary ($)	2023 Base Salary ($)	Increase (%)
Kevin P. Riley	931,943	978,540	5%
Marcy D. Mutch	499,958	539,954	8%
Kirk D. Jensen	381,854	412,402	8%
Lorrie F. Asker(1)	—	440,000	—%
Kristina R. Robbins	325,000	351,000	8%
Ashley Hayslip	450,000	450,000	—%
Scott E. Erkonen	270,250	310,788	15%
(1) Ms. Asker was not an executive at the time salaries were reviewed by the Compensation Committee.
Short-Term Incentives
Consistent with the overall compensation philosophy of linking incentive awards to Company-wide and individual performance, our executive officers are eligible for annual Company performance-
based quantitative and individual performance-based qualitative discretionary short-term incentive bonuses to be paid in cash.
The Compensation Committee recommends, and the Board of Directors approves:
•financial metrics to be utilized each year in awarding short-term Company performance-
based quantitative incentives; and

2023 Proxy Statement	64	First Interstate BancSystem, Inc.
•the percentage amount of the Company performance-based quantitative incentive target that may be utilized each year in awarding short-term individual performance-based qualitative discretionary incentives in addition to or in lieu of the targeted Company performance-based quantitative incentive awards.
Our NEOs’ opportunity for the short-term incentive awards is based on a percentage of base salary.
The STI Plan Company performance-based quantitative award opportunities are established at threshold, target, and maximum levels. The funding percentage between each level is interpolated on a linear basis, with the funding percentage for quantitative awards to be 0% for Company performance below the threshold level. The maximum performance opportunity (prior to the application of any Committee-determined modifier and/or individual performance adjustment and without regard to any individual performance-based qualitative discretionary bonus awarded) was capped in 2023 at 200% of the target percentage. The Company performance-based quantitative goals are established in the first quarter of each year.
The 2023 short-term Company performance-based quantitative portion of the STI Plan for the NEOs was based primarily on three corporate metrics: two related to our 2023 financial performance as compared with initial budget expectations; and one credit quality metric relative to peer performance, as follows:

Metric	Weight	Description
Adjusted Pre-Provision Net Revenue (PPNR) per Share	50%	Adjusted for securities gains or losses and litigation expenses. (“Adjusted PPNR”)
Adjusted Efficiency Ratio	25%	Adjusted for securities gains or losses and litigation expenses and excluding OREO-related expense/income and amortization expense related to intangibles.
Total Criticized Loan Ratio	25%
Based on criticized loans divided by tier 1 capital, or the Total
Criticized Loan Ratio percentile ranking relative to peer
performance. The peer group is composed of those companies
included in the KBW Regional Banking Index (KRX) that continue to trade on a major exchange throughout the entire performance
period.

A reconciliation of Adjusted PPNR per share and Adjusted Efficiency Ratio to their most directly comparable GAAP financial measures, is provided in Appendix A.
The Compensation Committee believed, and the Board concurred, that these metrics demonstrated a link between the Company’s goals and the outcomes intended to be achieved by the Company in
2023, and the payouts available to be awarded to the NEOs during the period.
The CEO may make recommendations to the Compensation Committee for a short-term incentive award percentage for a particular NEO (other than the CEO). It is the Compensation Committee’s belief that an executive officer’s scope of work, responsibilities, and performance should all be considered when awarding incentives, including individual performance-based qualitative discretionary awards.
The STI Plan individual performance-based qualitative discretionary award opportunity for the 2023 performance period was established by the Compensation Committee and approved by the Board at an amount up to 100% of targeted funding for the 2023 Company performance-based quantitative short-term incentive bonus. Under the STI Plan, the Compensation Committee is to consider the
Company’s performance relative to its peer group in evaluating whether to make, and the amount of, any qualitative discretionary award under the STI Plan. The Compensation Committee approved for our non-CEO NEOs, and the Board approved for our CEO, individual performance-based qualitative discretionary bonuses in 2023 at up to 20% of their respective target award opportunities under the Company performance-based quantitative portion of the STI Plan for their individual performances in 2023, as specified in the Summary Compensation Table, or SCT, included below in this proxy statement.

2023 Proxy Statement	65	First Interstate BancSystem, Inc.
In making its determination concerning the payout of the performance-based qualitative bonuses, the Compensation Committee and Board considered, among other things, the extraordinary challenges faced by the banking sector in 2023, including adverse interest rate conditions, volatility in deposits and the negative economic environment affecting all financial institutions generally. It also considered the effects of these challenges on the Company’s short-term performance-based quantitative incentive opportunities awarded to the NEOs under the STI Plan, which were unexpected and believed to be unforeseeable and in any event rendered such awards valueless. It was also believed that the Company’s NEOs who received the individual performance-based qualitative discretionary bonuses demonstrated exceptional leadership during 2023 in steering the
Bank to perform competitively within the industry, managing deposit costs and operating costs, and impacting positively our overall earnings per share. The efforts of the awarded NEOs were believed to have meaningfully offset the material adverse impact the foregoing conditions might otherwise have had on the Company’s financial performance. In agreeing to award the individual performance-
based qualitative discretionary bonuses, the Compensation Committee and Board also recognized specifically the ability of the executives to navigate uncertainties deftly, further supporting their belief as to the appropriateness of the exercise of their discretionary awards authority under the STI
Plan and their respective amounts as disclosed in the SCT.
2023 Short-Term Incentive Company Performance-Based Quantitative Results
Short-term incentive goals and performance outcomes for the funding of the STI Plan were as follows:

Performance Measure	Weight	Minimum Performance	Target Performance	Maximum Performance	Performance Result	Weighted Payout %
Adjusted PPNR per Share	50%	$4.37	$5.15	$5.92	$3.80	—%
Adjusted Efficiency Ratio	25%	56.04%	54.00%	52.04%	61.00%	—
Relative Total Criticized Loan Ratio	25%	45th percentile	60th percentile	75th percentile	16th percentile	—
STI Funding Results		0%	100%	200%		—
2023 STI Plan Payouts
As described above, the STI Plan funded Company performance-based quantitative awards at 0%
based on the Company’s results for the 2023 performance year. The following table shows the STI
Plan Company performance-based target opportunities, and the performance-based qualitative discretionary amounts approved by the Compensation Committee and the Board as described in the
“Short-Term Incentives” paragraph above for each of our eligible NEOs.

		Target Payout Opportunity		Actual Payouts
Officer	12/31/2023 Base Salary ($)	Target (%)	Target Amount ($)	Payout (%)(3)	Payout Amount ($)
Kevin P. Riley	978,540	110	1,076,394	20	215,279
Marcy D. Mutch	539,954	70	377,968	20	75,594
Kirk D. Jensen	412,402	60	247,441	20	49,488
Lorrie F. Asker	440,000	70	308,000	20	61,600
Kristina R. Robbins	351,000	60	210,600	20	42,120
Ashley Hayslip(1)	450,000	70	315,000	—	—
Scott E. Erkonen(2)	310,788	60	186,473	—	—
(1) Ms. Hayslip was not eligible for a short-term incentive for the 2023 performance year due to her termination in
February 2023.
(2) Mr. Erkonen was not eligible for a short-term incentive for the 2023 performance year due to his termination in June
2023.
(3) The payout percentage in this column is reflected as a percentage of the NEO’s target amount.

2023 Proxy Statement	66	First Interstate BancSystem, Inc.
Long-Term Incentives
We believe long-term equity incentive compensation encourages employees to focus on the long-
term performance of the Company. Under the Company's 2023 Equity and Incentive Plan, awards are granted to enhance our ability to attract, retain, and motivate employees by providing them with both equity ownership opportunities and performance-based incentives intended to align their interests with those of our shareholders.
The Compensation Committee is responsible for reviewing and recommending for Board approval the
CEO’s total compensation, including long-term incentives, and reviewing and approving non-CEO
NEO total compensation, including long-term incentives. The Compensation Committee has delegated authority to the Company’s Chief Executive Officer, subject to certain terms and limitations established by the Compensation Committee, to make awards to employees who are not
NEOs. For additional information regarding our equity compensation plans, see the information provided under the caption “Equity Compensation Plans” included in this proxy statement.
2023 Long-Term Incentive Plan
The Compensation Committee annually engages Pearl Meyer to conduct a market review to compare our LTI Plan design against those of our peers. Management recommended no changes to the 2023 plan design and the Compensation Committee approved the LTI Plan as follows:

Type	Weight	Description
Performance Restricted Stock Units	60%
•Relative Performance: Based on peers in the KBW Regional Banking Index
•Performance Metrics:
◦50% Adjusted Return on Average Equity
◦50% Total Shareholder Return
•Performance Measurement Period: 3 years (1/1/2023-12/31/2025)
•Vesting: 3 years after grant date, subject to performance criteria
•Payout range: of 0-200%

Restricted Stock Units	40%	•Vesting: Time-based vesting 1/3 each year for 3 years
Threshold, target, and maximum performance levels are established for the 2023 performance restricted stock unit awards. The payout percentage is based on the Company’s percentile ranking over the three-year performance period, relative to peer performance, for each of the selected performance measures based on the chart below.  Results falling between threshold and maximum performance levels will be interpolated on a linear basis. Relative performance results will be calculated separately for each metric and the total payout percentage on the award will be reflective of the sum of each metric’s weighted payout results.

Performance Level	Percentile Ranking	Payout Range
-	Below 35th percentile	0%
Threshold	35th percentile	50%
Target	50th percentile	100%
Maximum	90th percentile	200%
For purposes of long-term incentives, and as further detailed in Appendix A, Adjusted Return on
Average Common Stockholders’ Equity is defined as adjusted net income divided by average equity.
Adjusted net income is defined as pre-tax net income, adjusted for non-recurring revenue and expense items, with non-recurring items being defined by S&P Global (or its successor.)

2023 Proxy Statement	67	First Interstate BancSystem, Inc.
2023 Long-Term Incentives Granted
The target LTI opportunity of our NEOs is based on a percentage of their base salary. The
Compensation Committee annually reviews the target opportunity for each NEO, comparing them to market data prepared by Pearl Meyer to assess the competitiveness of long-term incentive targets and total compensation.  The table below reflects the 2023 LTI award target values and amounts approved by the Compensation Committee for each of our NEOs.

		Target Award		Shares Awarded
Officer	Base Salary at Grant Date ($)	Target (%)	Target LTI ($)	Actual LTI ($)	PRSUs (#)(1)	RSUs (#)(1)
Kevin P. Riley	978,540	240	2,348,496	2,348,496	45,206	30,137
Marcy D. Mutch	539,954	100	539,954	539,954	10,393	6,929
Kirk D. Jensen	412,402	70	288,681	288,681	5,556	3,704
Lorrie F. Asker(2)	360,000	100	360,000	200,000	3,849	2,566
Kristina R. Robbins	351,000	70	245,700	245,700	4,729	3,153
Ashley Hayslip	450,000	100	450,000	—	—	—
Scott E. Erkonen	310,788	70	217,552	217,552	4,187	2,791
(1) The number of PRSUs and RSUs granted were calculated as 60%, and 40% respectively, of the executive’s approved LTI award based on the closing price of the underlying common stock as quoted on NASDAQ Stock Market for the last market trading day prior to the standard March 15 grant date of $31.17, rounded down to the nearest whole share. Due to the pending approval of the 2023 Equity and Incentive Plan, the Compensation Committee approved for the non-CEO NEOs and the Board approved for the CEO these awards as a fixed number of shares with the grant date to be contingent on shareholder approval in May 2023.
(2) Ms. Asker received an amount less than target, reflective of her interim status as the Chief Banking Officer at the time long-term incentives were approved.
For additional information regarding long-term incentives granted to our NEOs in 2023, including the grant date fair value calculations for the respective awards, see the information provided under the caption “Grants of Plan-Based Awards” included in this proxy statement.
2021 Long-Term Incentive Performance Results
Performance-based restricted stock awards granted to our NEOs in 2021 were scheduled to vest on
March 15, 2024. The performance measurement period for this award was from January 1, 2021 through December 31, 2023 and was based upon the Company’s performance on Adjusted Return on
Average Equity and Total Shareholder Return relative to a comparative group composed of all U.S.
commercial banks or bank holding companies, as applicable, traded on a major exchange with total assets between 50% and 200% of our December 31, 2020 total assets. Both performance metrics did not achieve threshold performance which resulted in 0% of the 2021 performance awards to achieve vesting.
The performance results were as follows:

Performance Metric	Percentile Rank	Unweighted % of Target Award	Goal Weight	Vesting %
Adjusted Return on Average Equity	32.00%	—%	50%	—%
Total Shareholder Return	3.00%	—%	50%	—%
Total			100%	—%

2023 Proxy Statement	68	First Interstate BancSystem, Inc.
The following chart shows the vesting results applied to the 2021 performance awards for the NEOs who were impacted:

Officer	2021 Performance Shares Granted (#)	2021 Performance Shares Vested (#)
Kevin P. Riley	17,392	—
Marcy D. Mutch	4,413	—
Kirk D. Jensen	2,049	—
Lorrie F. Asker	1,438	—
Kristina R. Robbins	1,475	—
Other Compensation Practices, Policies and Guidelines
Equity Ownership Guidelines
To further align management's interests with the interests of the Company, our Board, approved an equity ownership guideline policy based upon the recommendation of the Compensation Committee.
The Board has delegated oversight of the policy to the Compensation Committee and has authorized the Compensation Committee to recommend policy modifications from time to time. Under the current policy, each executive officer is encouraged to acquire and maintain ownership of our common stock, including time restricted equity awards subject to vesting conditions, equal in value to a specified multiple of the executive officer’s base salary.
The policy currently recommends the following equity holdings for our NEOs and other executive officers:

Equity Ownership Guidelines
Chief Executive Officer	Five (5) times base salary
Chief Financial Officer and Chief Banking Officer	Three (3) times base salary
All other Executive Officers	Two (2) times base salary
Ownership is measured annually in the fourth quarter using the 12-month average closing common stock price. During the last review in November, 2023, Mr. Riley and Ms. Mutch were the only two
NEOs meeting the guidelines as set forth in the policy. NEOs that did not meet the guidelines will not be allowed to sell shares until the ownership requirement is satisfied, with the exception of selling or forfeiting for the sole purpose of satisfying tax withholding obligations in connection with the vesting of any equity awards or upon approval on a case-by-case basis from the CEO (for non-
CEO executives).
Clawback Provisions
Our clawback policy, which is administered by our Compensation Committee and Board, authorizes the Compensation Committee to cause the Company to seek to recoup any erroneously awarded incentive-based compensation covered by the policy and paid to our executive officers and others during the period affected by an accounting restatement due to the material noncompliance of the
Company with any financial reporting requirement under applicable securities laws. In addition, in the case of the willful commission of an act of fraud or dishonesty or gross recklessness in the performance of an executive officer’s duties, even if there has been no accounting restatement in connection to such actions, the Compensation Committee or the Board may direct the Company to take other disciplinary action against such officers, including adjustment of such officer’s compensation and termination of any such officer’s employment, pursuit of other remedies available at law or equity, and pursuit of any other action in the discretion of the Compensation
Committee or the Board.

2023 Proxy Statement	69	First Interstate BancSystem, Inc.
Securities Trading Policy
Our insider trading policy prohibits our directors and Section 16 officers from trading in our securities during certain designated blackout periods, during any time in which they are aware of material non-public information, and from engaging in hedging transactions or short-sales and trading in puts and calls with respect to our securities. The policy also cautions against holding our securities in a margin account or pledging our securities as collateral for a loan.
Other Benefits
We provide a competitive benefits package to all full-time employees, including the NEOs, that includes health and welfare benefits such as medical, dental, vision care, disability insurance, life insurance benefits, and a 401(k) savings plan.
We provide a non-qualified deferred compensation plan under which eligible participants, including our NEOs, may defer a portion of their base salary, short-term incentives and, if applicable, supplemental executive retirement plan contributions, subject to maximums as set forth by the plan administrator.
We have obtained life insurance policies covering selected officers of our banking subsidiary, First
Interstate Bank, including certain of our NEOs. Under these policies, we receive benefits payable upon death of the insured. An endorsement split dollar agreement or survivor income benefit agreement has been executed with each of the insureds whereby a portion of the death benefit or a lump-sum survivor benefit is payable to the insured’s designated beneficiary if the participant is employed by us at the time of death.
Severance and Change-in-Control Benefits
We provide severance pay and other benefits to executive officers, including the NEOs, who have their employment terminated, including through involuntary termination by us without cause and, in some cases, voluntary termination of the executive for good reason. These arrangements provide security of transition income and benefit replacements that allow such executives to focus on our prospective business priorities that create value for shareholders. We believe the level of severance and benefits provided by these arrangements is consistent with the practices of our peers and are necessary to attract and retain key employees. Potential payments and benefits available under these arrangements are discussed further under the caption “Potential Payments upon Termination or Change of Control” included elsewhere in this proxy statement.
Tax Considerations
The Compensation Committee annually reviews and considers the deductibility of the compensation paid to our executive officers, which includes each of the NEOs. Under the Tax Cuts and Jobs Act of
2017, the exemption for qualifying performance-based compensation was repealed for taxable years beginning after December 31, 2017. As a result, compensation paid to our executive officers (on or after January 1, 2018) in excess of $1 million is generally not deductible unless it qualifies for certain transition relief. While the Company will monitor guidance and developments in this area, the Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executive talent necessary for our success.
Consequently, the Compensation Committee may pay or provide compensation that is not tax deductible or is otherwise limited as to tax deductibility.

2023 Proxy Statement	70	First Interstate BancSystem, Inc.
Risk Assessment of Compensation Programs
The Compensation Committee designs our compensation programs to encourage appropriate risk management while discouraging behavior that may result in excessive risk. In this regard, the following elements have been incorporated in our compensation programs for executive officers:

☑	Use of multiple metrics in short and long-term incentive plans for executive officers;
☑	Application of caps on incentives;
☑	Providing time-based share awards that vest ratably over three years and performance-based awards that cliff vest after a three year performance period;
☑	Emphasizing long-term and performance-based compensation;
☑	Instituting formal clawback policies applicable to both cash and equity performance-based compensation; and
☑	Aligning interests of our executive officers with the long-term interests of our shareholders through equity ownership guidelines.
The Compensation Committee periodically reviews with management an assessment of whether risks arising from the Company’s compensation policies and practices for all employees are reasonably likely to have a material adverse effect on the Company, as well as the means by which any potential risks may be mitigated, such as through governance and oversight policies. Based on the
2023 assessment, the Compensation Committee concluded that our compensation policies and practices for all employees do not create risks that are reasonably likely to have a material adverse effect on the Company.
Compensation and Human Capital Committee Report
The Compensation and Human Capital Committee has reviewed and discussed the foregoing
“Compensation Discussion and Analysis” with management and, based on such review and discussions, the Compensation and Human Capital Committee recommended to the Board that the
“Compensation Discussion and Analysis” be included in this proxy statement and be incorporated by reference into the Company’s 2023 Annual Report.
Submitted by the Compensation and Human Capital Committee of the Board of Directors:

Stephen B. Bowman, Chair	Patricia L. Moss	Stephen M. Lacy	Daniel A. Rykhus	James R. Scott
The foregoing Report of the Compensation and Human Capital Committee shall not be deemed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

2023 Proxy Statement	71	First Interstate BancSystem, Inc.
Compensation of Named Executive Officers
2023 Summary Compensation Table
The table below summarizes the total compensation paid or earned by each of the NEOs for 2023,
2022, and 2021, as required by applicable rules of the SEC.

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Kevin P. Riley	2023	971,372	—	1,890,589		215,279	—	307,656	3,384,896
President & Chief	2022	922,564	—	1,856,680		1,537,706	—	300,134	4,617,084
Executive Officer	2021	864,594	—	1,442,198		649,817	—	244,634	3,201,243
Marcy D. Mutch	2023	533,801	—	482,881		75,594	—	37,480	1,129,756
Exec. Vice President &	2022	494,926	—	448,174		610,000	—	37,822	1,590,922
Chief Financial Officer	2021	463,827	—	365,948		261,454	—	33,069	1,124,298
Kirk D. Jensen	2023	407,703	—	251,430		49,488	—	33,292	741,913
Exec. Vice President &	2022	376,514	—	228,166		378,035	18	29,670	1,012,403
General Counsel	2021	346,042	—	169,913		161,871	—	29,123	706,949
Lorrie F. Asker	2023	377,885	—	268,317		61,600	—	22,690	730,492
Exec. Vice President &	2022
Chief Banking Officer	2021
Kristina R. Robbins	2023	347,000	—	207,518		42,120	—	34,395	631,033
Exec. Vice President &	2022
Chief Operations Officer	2021
Ashley Hayslip (4)	2023	58,846	—	—		—	—	825,148	883,994
Former EVP & Chief	2022
Banking Officer	2021
Scott E. Erkonen (5)	2023	152,743	—	147,235		—	—	598,828	898,806
Former EVP &	2022	243,225	75,000	261,495		267,548	—	16,520	863,788
Chief Information Officer	2021
(1) The amounts in column (e) reflect the aggregate grant date fair value of RSU and PRSU awards granted in 2023 determined in accordance with FASB ASC Topic 718. The value for the PRSU awards included in the stock awards aggregate total assume target level performance.
Assuming maximum performance levels are achieved for the 2023 PRSU award, the maximum value would be $1,730,486 for Mr. Riley,
$397,844 for Ms. Mutch, $212,684 for Mr. Jensen, $147,340 for Ms. Asker, $181,026 for Ms. Robbins, and $160,278 for Mr. Erkonen based on the grant date fair value. For more information regarding the valuation assumptions in determining grant date fair value, see the information provided under the caption “Grants of Plan-Based Awards” included in this proxy statement.
(2) The Company does not provide above-market or preferential earnings on deferred compensation. See the information provided under “2023
Non-Qualified Deferred Compensation Table” included in this proxy statement for information about deferred compensation.
(3) See “All Other Compensation Table” below for the breakdown for each NEO.
(4) Ms. Hayslip’s employment with the Company terminated as of February 9, 2023. Ms. Hayslip did not receive any short-term or long-term incentive awards for 2023 performance.
(5) Mr. Erkonen’s employment with the Company terminated as of June 28, 2023.

2023 Proxy Statement	72	First Interstate BancSystem, Inc.
All Other Compensation Table

Name	401K Match ($)	Personal Use of Company Vehicle/ Aircraft ($)	SERP Contribution ($)	Dividends on Unvested Stock ($)	Social Club Dues ($)	Other ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Kevin P. Riley	18,725	35,741	195,708	51,662	5,820	—	307,656
Marcy D. Mutch	19,800	—	—	14,908	2,772	—	37,480
Kirk D. Jensen	19,800	—	—	7,294	6,198	—	33,292
Lorrie F. Asker	14,550	—	—	8,140	—	—	22,690
Kristina R. Robbins	16,770	—	—	9,195	8,430	—	34,395
Ashley Hayslip(1)	2,077	—	—	2,109	100	820,862	825,148
Scott E. Erkonen(2)	8,629	—	—	3,405	—	586,794	598,828
(1) The amount shown for Ms. Hayslip in column (g) consists of relocation expenses of $31,878, and the remainder consists of severance pay commitments upon her termination in February 2023 pursuant to the terms of her employment agreement.
Details regarding the severance for Ms. Hayslip can be found under the “Post-Employment Payments” heading.
(2) The amount shown for Mr. Erkonen in column (g) consists of the severance pay commitments upon his termination in June
2023  pursuant to the terms of his employment agreement. Details regarding the severance for Mr. Erkonen can be found under the “Post-Employment Payments” heading.
Time and performance equity awards are presented below for each NEO included in the 2023 Summary
Compensation Table above, as applicable for the periods during which they qualified as NEOs for the
Company.

Name		Time-Based Vesting Restricted Equity Awards (#)	Performance-Based Restricted Equity Awards (#)(1)
Kevin P. Riley	2023	39,789	45,206
	2022	19,116	28,675
	2021	11,594	17,392
Marcy D. Mutch	2023	10,695	10,393
	2022	4,614	6,922
	2021	2,942	4,413
Kirk D. Jensen	2023	5,502	5,556
	2022	2,349	3,524
	2021	1,366	2,049
Lorrie F. Asker	2023	6,367	3,849
Kristina R. Robbins	2023	4,475	4,729
Ashley Hayslip	2023	—	—
Scott E. Erkonen	2023	2,791	4,187
	2022	4,346	2,494
(1) The number of shares listed assumes target level performance. The 2021, 2022 and 2023 time-based vesting awards and the portion of the performance-based vesting awards that vests based on return on adjusted average equity (“ROAE”) were valued at $50.82 per share, $38.13 per share, and $24.04, respectively. The portions of the 2021, 2022 and 2023 performance-based vesting awards which vest based on total shareholder return (“TSR”) were valued based on the index using a Monte Carlo simulation method. The key assumptions used in the valuation were: (a) volatility (b) correlations; and (c) the risk-free rate of return. Based on the performance goals and these assumptions, the awards were valued at $47.27 per share, $38.50 per share, and $14.24 per share, respectively.

2023 Proxy Statement	73	First Interstate BancSystem, Inc.
Equity Compensation Plans
The Company has equity awards outstanding under its 2015 Equity Incentive Plan, as amended (the
“2015 Plan”), and its 2023 Equity and Incentive Plan (the “2023 Plan”), the latter of which was approved by our stockholders in May 2023 and was adopted to replace our 2015 Plan for new equity awards. The 2023 Plan was established to advance the interests of our shareholders by enabling us to attract and retain the types of individuals who will contribute to our long-range success, provide incentives that align the interest of such individuals with those of our shareholders and promote the success of our business. The 2023 Plan was also designed to provide us with flexibility to select from various equity-based and performance compensation methods, and to be able to address changing accounting and tax rules and corporate governance practices by optimally utilizing performance-based compensation.
The 2023 Plan as currently in effect contains the following important features:

☑
The maximum number of shares of our common stock reserved for issuance under the 2023 Plan was
2,000,000 (not including the additional shares that will be reserved if Proposal Two is approved), which was approximately 1.9% of our previously existing Common Stock outstanding at the time of shareholder approval.

☑	The 2023 Plan prohibits the repricing of awards without shareholder approval.
☑	The 2023 Plan prohibits the liberal recycling of shares.
☑	Awards under the 2023 Plan are subject to broad discretion by the Compensation and Human Capital Committee administering the plan.
☑
The determination of fair market value of all awards under the 2023 Plan is based on the closing price of the underlying common stock as quoted on NASDAQ Stock Market for the last market trading day prior to the date of the award.

The following terms apply to equity awards granted for each of the last three years:
•Restricted Stock Awards (“RSAs”) - Time-based equity awards issued as part of our LTI awards in
2021 and 2022 have a three-year graded vesting period. Other awards that may be issued as
RSAs include retention, sign-on, or discretionary equity awards;
•Performance Restricted Stock Awards (“PSAs”) - Performance-based equity awards issued as part of our LTI awards in 2021 and 2022. These awards have a cliff vesting as of March 15 of the third year following the year of grant with vesting based on achievement of specified performance conditions as outlined in their respective award agreements;
•Restricted Stock Units (“RSUs”) - Time-based equity awards issued as part of our LTI awards in
2023 have a three-year graded vesting period; and
•Performance Restricted Stock Units (“PRSUs”) - Performance-based equity awards issued as part of our LTI awards in 2023. These awards have a cliff vesting as of March 15 of the third year following the year of grant with vesting based on achievement of specified performance conditions as outlined in the award agreement.

2023 Proxy Statement	74	First Interstate BancSystem, Inc.
Grants of Plan-Based Awards

										All Other Awards
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			Stock Awards: Number of Shares or Units (#)	Grant Date Fair Value of Stock Awards ($)
Name		Grant Date(6)	Approval Date(7)	Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Kevin P. Riley	STI			—	1,076,394	2,152,788	—	—	—	—	—
	RSA	3/15/2023(2)	3/15/2023	—	—	—	—	—	—	9,652	300,853
	RSU	5/24/2023(3)	3/15/2023	—	—	—	—	—	—	30,137	724,493
	PRSU	5/24/2023(4)	3/15/2023	—	—	—	22,603	45,206	90,412	—	865,243
Marcy D. Mutch	STI			—	377,968	755,936	—	—	—	—	—
	RSA	3/15/2023(2)	3/15/2023	—	—	—	—	—	—	3,766	117,386
	RSU	5/24/2023(3)	3/15/2023	—	—	—	—	—	—	6,929	166,573
	PRSU	5/24/2023(4)	3/15/2023	—	—	—	5,197	10,393	20,786	—	198,922
Kirk D. Jensen	STI			—	247,441	494,882	—	—	—	—	—
	RSA	3/15/2023(2)	3/15/2023	—	—	—	—	—	—	1,798	56,044
	RSU	5/24/2023(3)	3/15/2023	—	—	—	—	—	—	3,704	89,044
	PRSU	5/24/2023(4)	3/15/2023	—	—	—	2,778	5,556	11,112	—	106,342
Lorrie F. Asker	STI			—	308,000	616,000	—	—	—	—	—
	RSA	2/9/2023(5)	2/9/2023	—	—	—	—	—	—	2,743	99,982
	RSA	3/15/2023(2)	3/15/2023	—	—	—	—	—	—	1,058	32,978
	RSU	5/24/2023(3)	3/15/2023	—	—	—	—	—	—	2,566	61,687
	PRSU	5/24/2023(4)	3/15/2023	—	—	—	1,925	3,849	7,698		73,670
Kristina R. Robbins	STI			—	210,600	421,200	—	—	—	—	—
	RSA	3/15/2023(2)	3/15/2023	—	—	—	—	—	—	1,322	41,207
	RSU	5/24/2023(3)	3/15/2023	—	—	—	—	—	—	3,153	75,798
	PRSU	5/24/2023(4)	3/15/2023	—	—	—	2,365	4,729	9,458		90,513
Ashley Hayslip	STI			—	315,000	630,000	—	—	—	—	—
	RSU			—	—	—	—	—	—	—	—
	PRSU			—	—	—	—	—	—	—	—
Scott E. Erkonen	STI			—	186,473	372,945	—	—	—	—	—
	RSU	5/24/2023(3)	3/15/2023	—	—	—	—	—	—	2,791	67,096
	PRSU	5/24/2023(4)	3/15/2023	—	—	—	2,094	4,187	8,374	—	80,139
(1) This represents the range of possible payouts for 2023 STI under our annual STI program as discussed under the heading
“Short-Term Incentives” in the CD&A.
(2) This represents the one-time special grants of RSAs, as described under the Compensation Highlights in the CD&A, granted on March 15, 2023, with a two-year cliff-vesting period. The grant date value per share was $31.17.
(3) This represents the RSUs granted in 2023 under our Long-Term Incentive Program as described under the heading “2023
Long-Term Incentives Granted” in the CD&A. The grant date value per share was $24.04.
(4) This represents the range of possible payouts for the PRSUs granted in 2023 under our Long-Term Incentive program. Details of our performance awards are discussed under the heading “2023 Long-Term Incentives Granted”. The number of PRSUs were granted as a fixed number of shares calculated by dividing the original award value determined by our Compensation
Committee by the closing stock price on the day immediately prior to the contingent grant date of March 15, 2023, pending the shareholder approval of the 2023 Equity and Incentive Plan. Guidance requires that the grant date fair value of the
PRSUs, which were subject to shareholder approval of the 2023 Equity and Incentive Plan, be reported in the Summary
Compensation Table and Grants of Plan-Based Awards Table in accordance with FASB ASC Topic 718, which requires valuation of the grant effective date of May 24, 2023 upon shareholder approval of the 2023 Equity and Incentive Plan

2023 Proxy Statement	75	First Interstate BancSystem, Inc.
instead of the date the Compensation Committee approved the grant on March 15, 2023. The grant date fair value listed in the chart above is reflective of FASB ASC Topic 718. Conversely, the grant date fair value listed in the “2023 Long-Term
Incentive Granted” section, which need not be calculated in accordance with FASB ASC Topic 718, captures the fair value of the PRSUs on the date the Compensation Committee approved the grant.  For the portion of the PRSUs attributed to
Adjusted ROAE the value per share was $24.04 and for the portion that vests based on TSR the Monte Carlo simulation method fair value was $14.24. The key assumptions for the Monte Carlo simulation method used in the valuation were: (a)
volatility (b) correlations; and (c) the risk-free rate of return.
(5) Ms. Asker received a RSA grant upon taking the interim assignment of Chief Banking Officer due to the departure of Ms.
Hayslip in February 2023. The award has a three year graded vesting period with 1/3 of the award vesting each year. The grant date value per share was $36.45.
(6) As disclosed above, the RSUs and PRSUs were granted subject to shareholder approval of the 2023 Equity and Incentive
Plan. Shareholder approval was received at our 2023 annual meeting of shareholders.
(7) For RSUs and PRSUs, reflects the date our Compensation Committee approved the grants noted, subject to shareholder approval.
Employment Agreements with the Named Executive Officers
The following discussion and the discussion below under “NEO Agreements” describe certain terms of the employment agreements with the NEOs. Please see the sections titled “2023 Short-Term Incentives
Awarded” and “2023 Long-Term Incentives Granted” for more information regarding awards earned in
2023.
Kevin P. Riley
Effective August 19, 2021, we entered into an employment agreement with Kevin P. Riley to continue to serve as our President and Chief Executive Officer. Under the terms of Mr. Riley’s employment agreement, he had an initial base salary of $870,975 per year, which salary could be increased, but not decreased (except for a decrease that is generally applicable to all employees) upon review at least annually by the Board or by a designated committee.
While employed, Mr. Riley is entitled to participate in all incentive compensation bonuses, and long-
term incentives in any plan or arrangement in which he is eligible to participate, and is entitled to employee benefits generally available to our senior executives. In the event Mr. Riley’s employment is terminated without cause, Mr. Riley will be entitled to an amount equal to the sum of: (i) two times his base salary then in effect, plus (ii) two times the average of the annual incentive compensation paid to Mr. Riley during each of the three years immediately prior to the year in which the “Event of
Termination” (as defined in Mr. Riley’s agreement) occurs. The severance benefits will be contingent upon Mr. Riley’s execution of a release of claims in favor of the Company. Additional information with respect to the severance payments to which Mr. Riley is entitled is set forth below under the caption
“NEO Agreements.”
Mr. Riley’s employment agreement also includes non-solicitation and non-competition requirements that will be in effect for eighteen months following his termination.
Other NEOs
We entered into employment agreements with Marcy D. Mutch, Kirk D. Jensen, Lorrie F. Asker, Ashley
Hayslip, and Scott E. Erkonen (collectively, the “Other NEOs”) on December 14, 2021, December 14,
2021, August 24, 2023, November 28, 2022, and February 1, 2022, respectively. Under the terms of the respective employment agreements, Ms. Mutch, Mr. Jensen, Ms. Asker, Ms. Hayslip, and Mr. Erkonen
had an initial base salary per year of $467,250, $347,140, $440,000, $450,000, and $270,250 respectively, which salary could be increased, but not decreased (except for a decrease that is generally applicable to all employees) upon review at least annually by the Board or by a designated committee.
While employed, the Other NEOs are entitled to participate in all incentive compensation bonuses, and long-term incentives in any plan or arrangement in which he or she is eligible to participate, and are entitled to employee benefits generally available to our senior executives. In the event any Other
NEO’s employment is terminated without cause, such executive will be entitled to an amount equal to the sum of: (i) one times his or her base salary then in effect, plus (ii) one times the average of the annual incentive compensation paid to such executive during each of the three years immediately prior to the year in which the “Event of Termination” (as defined in such Other NEO’s agreement) occurs.

2023 Proxy Statement	76	First Interstate BancSystem, Inc.
The severance benefits will be contingent upon such executive’s execution of a release of claims in favor of the Company. Additional information with respect to the severance payments to which such executive is entitled is set forth below under the caption “NEO Agreements.”
In May 2022, we entered into a Change in Control Separation Agreement with Ms. Robbins, which set forth the severance benefits that would be due to Ms. Robbins in the event that her employment was terminated under specified circumstances. The agreement terminated upon execution of Ms. Robbins’
new executive employment agreement in January 2024, which was executed in connection with her appointment as our Executive Vice President and Chief Operations Officer. Pursuant to the January
2024 employment agreement, Ms. Robbins had an initial base salary of $351,000, which salary could be increased, but not deceased (except for a decrease that is generally applicable to all employees) upon review at least annually by the Board or by a designated committee. The employment agreement entitled Ms. Robbins to the same benefits as the Other NEOs described above.
The employment agreements also include non-solicitation and non-competition requirements that will be in effect for twelve to eighteen months (depending on the circumstances of termination) following such executive’s termination.
Outstanding Equity Awards as of December 31, 2023

	Stock Awards
	Restricted Stock		Performance Stock
Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity incentive Plan awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(2)	Equity incentive plan awards: Market Value of Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(3)
Kevin P. Riley	56,398	1,734,239	91,273	2,806,645
Marcy D. Mutch	14,752	453,624	21,728	668,136
Kirk D. Jensen	7,524	231,363	11,129	342,217
Lorrie F. Asker	7,542	231,917	7,210	221,708
Kristina R. Robbins	7,580	233,085	8,511	261,713
Ashley Hayslip	—	—	—	—
Scott E. Erkonen	—	—	—	—
(1) Represents unvested time-based restricted stock awards, which vests contingent on continued employment.
(2) Represents the target number of performance-based restricted stock awards as of December 31, 2023 with vesting dates of
March 15, 2024, March 15, 2025, and March 15, 2026 in which the actual number of shares to vest will be based upon achievement of specified performance conditions and continued employment.
(3) Market value is based on closing price of the common stock as of 12/31/2023 of $30.75 per share.

2023 Proxy Statement	77	First Interstate BancSystem, Inc.
Stock Awards Vested During 2023

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Kevin P. Riley	21,080	687,098
Marcy D. Mutch	6,749	221,761
Kirk D. Jensen	3,257	106,967
Lorrie F. Asker	1,934	63,491
Kristina R. Robbins	3,200	96,649
Ashley Hayslip	—	—
Scott E. Erkonen	1,448	50,745
(1) The number of shares acquired on vesting is prior to any share withholding to cover tax liability.
(2) The amount in the Value Realized on Vesting column reflects the closing price of the common stock as reported on the
NASDAQ Stock Market on the day of vesting multiplied by the number of shares vesting.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information, as of December 31, 2023, regarding our equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (#)	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights ($)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plan (#)
Equity compensation plans approved by shareholders(1)	—	—	1,389,724
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
Total	—	—	1,389,724

(1) Includes only remaining shares available for future issuance under the 2023 Equity and Incentive Plan. As of May 24,
2023, no additional awards can be issued under the 2015 Equity and Incentive Plan.

2023 Non-Qualified Deferred Compensation
The Company has a non-qualified deferred compensation plan (the “Deferred Compensation Plan”)
established for the benefit of a select group of management and highly compensated employees, including NEOs. Under the terms of our Deferred Compensation Plan, eligible employees, as determined by our Board or Compensation Committee, may defer a portion of base salary, short-term incentives and, if applicable, supplemental executive retirement plan contributions, subject to maximums as set forth by the plan administrator.
Deferral elections generally are made by eligible employees during the last quarter of each year for compensation to be earned in the following year. Employees can make an election to receive their benefit upon separation of employment in a lump sum, or in monthly or annual installments over 2 to
15 years; or an election to receive their benefit upon a chosen date that is 1 or more years following the year of deferral, in the form of a lump sum or in annual installments over 2 to 5 years. Eligible employees are permitted, however, to change the time and/or form of a scheduled distribution in accordance with procedures established by the plan administrator, provided that any subsequent election to delay a payment must be made at least 12 months prior to the date the first scheduled distribution payment would have been made and the first payment must be deferred for at least five years from the date the first scheduled distribution payment would have been made. The distribution

2023 Proxy Statement	78	First Interstate BancSystem, Inc.
elections are all made in accordance with Section 409A of the Code. We make discretionary matching contributions to the Deferred Compensation Plan on behalf of each participant who defers salary compensation. Other contributions on behalf of a participant may be made at the discretion of our
Board.
The deferral account of each participant is adjusted by investment earnings or losses based upon the performance of the underlying investments selected by the participant from among alternatives selected by the plan administrator.
The following table shows the contributions, earnings, and aggregate balance of total deferrals for each of our NEOs as of December 31, 2023.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
(a)	(b)	(c)	(d)	(e)	(f)
Kevin P. Riley	—	208,755	599,124	—	4,277,281
Marcy D. Mutch	183,000	—	57,830	—	561,682
Kirk D. Jensen	—	—	58	—	1,225
Lorrie F. Asker	—	—	6,647	—	49,171
Kristina R. Robbins	—	—	—	—	—
Ashley Hayslip	—	—	—	—	—
Scott E. Erkonen	—	—	—	—	—
(1) The amounts in column (b) are reflective of salary and/or short-term incentives paid in 2023 that were elected to be deferred under the Deferred Compensation Plan.
(2) The amounts in column (c) are reflective of the Company’s contribution made to the NEO’s account under the Deferred
Compensation Plan in the 2023 calendar year.
(3) The amounts in this column show earnings tied to changes in the value of publicly traded investment funds. None of the amounts reported in this column are reported in the 2023 Summary Compensation Table because the Company does not pay guaranteed, above-market or preferential earnings on deferred compensation.
The Chief Executive Officer participates in a supplemental executive retirement plan, or SERP, which was implemented in 2015. This benefit is intended to be part of a competitive retirement and benefit package necessary to attract and retain executive talent. Consistent with this objective, the SERP consists of a Base Contribution and a Performance Contingent Contribution (each as defined below).
The amount of the base contribution is 20% of the Chief Executive Officer 's annualized base salary as of the last day of the three calendar year performance period to which the base contribution relates
(the "Base Contribution"). The amount of the performance-contingent contribution, if earned, will be up to an additional 20% of the Participant's annualized base salary as of the last day of the three calendar year performance period to which the performance-contingent contribution relates (the
"Performance-Contingent Contribution").
The Performance-Contingent Contribution is based on Company's total shareholder return compared to the established peer group for the performance period. The Performance-Contingent Contribution amounts fund based on the following scale, interpolated on a linear basis between funding tiers: 0% if below the 35th percentile; 10% if greater than or equal to the 50th percentile; and 20% if greater than or equal to the 75th percentile. The SERP contributions vested 50% on December 31, 2019, and will vest at 10% on each December 31st thereafter, so long as the Chief Executive Officer remains employed by the Company on each such date. Vesting will be accelerated in the event of death, disability, and certain terminations of service in connection with a change in control of the Company.
The SERP contributions (vested and unvested) are subject to forfeiture, clawback and/or suspension in the event that the Chief Executive Officer is terminated for cause or breaches any non-competition or non-solicitation provisions in his employment agreement with the Company.

2023 Proxy Statement	79	First Interstate BancSystem, Inc.
2023 Other Compensation
We provide our NEOs with other compensation that the Compensation Committee believes is reasonable and consistent with the overall compensation program to better enable us to attract and retain talented employees for key positions. The Compensation Committee annually reviews the levels of other compensation provided to NEOs.
The NEOs participate in our health and group life and disability insurance plans. Additional benefits offered to the NEOs may include some or all of the following:
▪Individual life insurance, as described below under “Survivor Income Benefits;”
▪Payment of social club dues;
▪Dividends on unvested time restricted stock awards;
▪Use of a Company automobile and airplane; and
▪Relocation benefits.
Survivor Income Benefits
We obtained life insurance policies on selected officers of First Interstate Bank. Under these policies, we receive all benefits payable upon death of the insured. A survivor income agreement was executed with Mr. Riley, Ms. Mutch, Mr. Jensen, Ms. Asker and Ms. Robbins whereby a survivor benefit of
$150,000 is payable to designated beneficiaries if the participant is employed by us at the time of death.
Principal Executive Officer Pay Ratio
We are required to provide annual disclosure of the ratio of the median employee’s annual total compensation, excluding the principal executive officer (“PEO”), to the total annual compensation of the PEO. The Company’s PEO is Mr. Riley, our Chief Executive Officer, and the outside members of the
Compensation Committee reviewed, approved, and recommended to the Board for approval all components of Mr. Riley's total compensation package. The purpose of this disclosure is to provide a measure of the equitability of pay within the organization.
Due to the change in our employee population following the February 1, 2022 merger with Great
Western Bank, a new median employee was selected for the 2022 calendar year as permitted by applicable SEC disclosure rules. The new median employee was identified by ranking the total compensation of all employees other than the PEO as of December 31, 2022, and such median employee will be used for this purpose for three years unless circumstances change and a new median employee is determined to be needed for this analysis.
For purposes of determining total compensation, the following earnings were included to align with the results as reported in the Summary Compensation Table for our PEO:
▪Base Salary;
▪Overtime pay;
▪Short-Term Incentive;
▪Long-Term Incentive equity awards granted during the year; and
▪Other Compensation comprised of:
–Contributions by us to our qualified profit sharing and employee savings plans, under Section
401(k) of the Code;
–Contributions by us to our non-qualified deferred compensation plan;
–Dividends on unvested restricted stock; and
–Amounts paid by us for social club dues, signing bonuses, and moving/relocation expenses.

Median Employee Total Annual Compensation	PEO Total Annual Compensation	Ratio of PEO to Median Employee Total Annual Compensation
$61,326	$3,384,896	55 to 1

2023 Proxy Statement	80	First Interstate BancSystem, Inc.
Pay Versus Performance
In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and
Consumer Protection Act of 2010, we provide the following disclosure regarding executive
“compensation actually paid” (“CAP”, as calculated in accordance with the SEC rules), and certain
Company performance measures for the fiscal years listed below. For information regarding the
Company’s pay-for-performance philosophy and how the Company aligns executive pay with performance, refer to our Compensation Discussion & Analysis (“CD&A”).
Pay Versus Performance Table
The following table provides the information required for our NEOs for each of the fiscal years ended
December 31, 2023, December 31, 2022, December 31, 2021, and December 31, 2020, along with the financial information required to be disclosed for each fiscal year:

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Summary Compensation Actually Paid to non-PEO NEOs ($)(2)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (in $M) ($)	Compensation Adjusted ROAE ($)(4)
					Company Total Shareholder Return ($)	KBW Regional Banking Index Total Shareholder Return ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	3,384,896	1,951,042	835,999	550,266	90.37	115.64	257.5	11.68
2022	4,617,084	4,215,324	1,482,037	1,343,374	106.06	116.11	202.2	11.75
2021	3,201,243	2,342,207	928,135	733,189	106.90	124.75	192.1	13.19
2020	2,939,173	3,641,663	1,260,013	1,454,331	103.20	91.29	161.2	10.65
(1) Kevin Riley served as our PEO in 2023.
(2) Our non-PEO NEOs for 2023 include Marcy D. Mutch (EVP & Chief Financial Officer), Kirk D. Jensen (EVP & General Counsel),
Lorrie F. Asker (EVP & Chief Banking Officer), Kristina R. Robbins (EVP & Chief Operations Officer), Ashley Hayslip (Former
EVP & Chief Banking Officer), and Scott Erkonen (Former EVP & Chief Information Officer).
(3) Adjustments to total compensation in the Summary Compensation Table (“SCT”), reported in columns (b) and (d), to calculate CAP, reported in columns (c) and (e) for 2023, include:

	PEO	Average Other NEOs
	2023 ($)	2023 ($)
Summary Compensation Total	3,384,896	835,999
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	(1,890,589)	(226,230)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	2,147,660	223,423
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	(1,539,137)	(176,369)
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	—	—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	(151,788)	(40,412)
- Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	—	(66,145)
+ Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	—	—
Compensation Actually Paid	1,951,042	550,266
a.The methodologies used for determining the fair values shown in the table are materially consistent with those used to determine the fair values disclosed as of the grant date for each award.

2023 Proxy Statement	81	First Interstate BancSystem, Inc.
(4)  Compensation Adjusted ROAE is a non-GAAP financial measure that is one of the most important financial performance measures used by our Compensation Committee to link compensation actually paid to our NEOs for their performance in
2023 to the Company’s performance during 2023 and is calculated as net income before income tax, plus investment security loss, plus or minus the below identified items of pre-tax revenue and expense deemed by S&P Capital IQ to be nonrecurring, divided by average common stockholders’ equity ($ in millions): (i) net income of $257.5, plus provision for income tax of $79.3 and investment security loss of $23.5, minus net gain on disposition of premises and equipment of $2.9, plus FDIC special assessment of $10.5; divided by (ii) average common stockholders’ equity of $3,150.9.
Tabular List of Financial Performance Measures
In the Company’s assessment, the most important financial performance measures used to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to the Company’s performance were:

•Total Shareholder Return
•Compensation Adjusted Return on Average Common Stockholders’ Equity
•Adjusted PPNR per Share
•Adjusted Efficiency Ratio
•Non-Performing Assets
•Criticized Assets
Pay Versus Performance: Graphical Description
The illustrations below provide graphical descriptions of the relationships between the following:

•CAP and the Company’s & Peer Group’s cumulative TSR;
•CAP and the Company’s Net Income; and
•CAP and the Company’s Compensation Adjusted ROAE

Cap vs. FIBK & Peer Group Cumulative TSR
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
$140
$120
$100
$80
$60
$40
$20
$—
2020
2021
2022
2023
PEO Compensation Actually Paid
Avg. non-PEO NEO Compensation Actually Paid
FIBK TSR
Peer Group TSR

2023 Proxy Statement	82	First Interstate BancSystem, Inc.

Cap vs FIBK Net Income
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
$300
$250
$200
$150
$100
$50
$—
2020
2021
2022
2023
PEO Compensation Actually Paid
Avg. non-PEO NEO Compensation Actually Paid
Net Income ($MM)

Cap vs FIBK Compensation Adjusted ROAE
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$—
15.0%
10.0%
5.0%
—%
2020
2021
2022
2023
PEO Compensation Actually Paid
Avg. non-PEO NEO Compensation Actually Paid
Compensation Adjusted ROAE

NEO Agreements
The Company currently has executive employment agreements with each of Mr. Riley, Ms. Mutch, Mr.
Jensen, Ms. Asker, and Ms. Robbins.
The original terms of the employment agreements in place as of December 31, 2023 (the “employment agreements”) are for one year, commencing in August 2021 for Mr. Riley, December 2021 for Ms. Mutch
and Mr. Jensen, and August 2023 for Ms. Asker. After the expiration of the original terms, the employment agreements automatically renew for an additional one-year period on each anniversary of the effective date, unless the Company gives the executive notice of termination 90 days prior to expiration.
The employment agreements outline the duties of each employee and forms of remuneration awarded for the performance of such duties, including base salary, bonuses, and various other employer provided benefits. In addition, the employment agreements outline specific duties and payments to be made upon termination of employment under various conditions.

2023 Proxy Statement	83	First Interstate BancSystem, Inc.
Mr. Riley’s employment agreement also provides for the establishment of a non-qualified defined contribution supplemental executive retirement plan, as discussed above under the heading "2023 Non-
Qualified Deferred Compensation."
In May 2022, we entered into a Change in Control Separation Agreement with Ms. Robbins, which set forth the severance benefits that would be due to Ms. Robbins in the event that her employment was terminated under specified circumstances. The agreement terminated upon execution of Ms. Robbins’
new executive employment agreement in January 2024, which was executed in connection with her appointment as our Executive Vice President and Chief Operations Officer.
The disclosures below describe the payments to which the executives would have been entitled had they been terminated on December 31, 2023.
Payments Made Upon Termination Following a Change in Control
The employment agreements define payments each executive shall receive in the event of an involuntary termination of employment without cause (as defined in each executive’s employment agreement) or voluntary termination by the executive for good reason (as defined in each executive’s employment agreement) within six months preceding or eighteen months after a change in control (as defined in each executive’s employment agreement). Ms. Robbins’ Change in Control Separation
Agreement defines payments she shall receive in the event of an Event of Termination (as defined in the Change in Control Separation Agreement) in this same time period.
The employment agreements and Ms. Robbins Change in Control Separation Agreement provide that the executives shall receive an amount equal to two times their base salary (three times in the case of
Mr. Riley) plus an amount equal to two times the annual short-term incentive at target (three times in the case of Mr. Riley), plus a pro rata portion of the executive’s target bonus for the calendar year in the year in which the termination event occurs (with respect to each executive, the “Change in
Control Payment”). Such amount shall be payable as salary continuation in equal installments over twelve months (eighteen months in the case of Mr. Riley and at the times and in the manner consistent with the Company’s payroll practices in the case of Ms. Robbins).
All outstanding unvested restricted stock will fully vest upon termination. Pursuant to the employment agreements and Ms. Robbins’ Change in Control Separation Agreement, the Company will provide certain employment benefits for a period of twenty-four months following the date of termination. The benefits may be limited, however, if the executive is initially determined to be subject to excise taxes under Section 4999 and 280G of the Code but would be better off on a net-after tax basis by reducing the applicable Change in Control Payment to avoid being subject to the excise tax.
Payments Made Upon Termination Not Related to a Change in Control
The employment agreements define payments each executive shall receive in the event of an involuntary termination by the Company without cause or voluntary termination by the executive for good reason.
Mr. Riley’s executive employment agreement indicates he shall receive an amount equal to two times the sum of his base salary, plus two times his average annual short-term incentive compensation paid during the three years prior to termination. Such amount shall be payable as salary continuation in equal installments over 18 months. Mr. Riley would also receive 24 months of continuing medical, dental, and vision benefits after termination.
Ms. Mutch’s, Mr. Jensen’s, and Ms. Asker’s executive employment agreements indicate they shall receive an amount equal to one times the sum of their base salary, plus one times their average short-
term annual incentive compensation paid during the three years prior to termination. Such amount shall be payable as salary continuation in equal installments over 12 months. The agreements further provide that these executives shall receive 12 months of continuing medical, dental, and vision benefits after termination.
Ms. Robbins’ Change in Control Separation Agreement defines payments Ms. Robbins shall receive in the event the Company acquired an entity in a transaction that does not constitute a Change in Control
(as defined in the Change in Control and Separation Agreement) and such transaction results in an

2023 Proxy Statement	84	First Interstate BancSystem, Inc.
Event of Termination (as defined in the Change in Control and Separation Agreement). Ms. Robbins’
Change in Control Separation Agreement indicates that Ms. Robbins would be entitled to the sum of two times her base salary plus two times the average annual incentive compensation paid to her during each of the three years immediately prior to the year in which termination occurs. Such amount would be paid as salary continuation over twelve months. Ms. Robbins would also be entitled to eighteen months of medical, vision and dental benefits after termination.
In the absence of an employment agreement, the Board, or the Chief Executive Officer (except with regard to any payments made on his behalf) at their discretion, may authorize payment of additional separation amounts for the NEOs.
Additionally, the employment agreements define payments in the event of an involuntary termination of employment without cause (as defined in each executive’s agreement) or voluntary termination by the executive for good reason (as defined in each executive’s agreement) within eighteen (18) months following the effective date of an acquisition that does not result in a change in control. The executive employment agreements provide that the executives shall receive an amount equal to two times their base salary (three times in the case of Mr. Riley) plus an amount equal to two times the average of the annual short-term incentive compensation paid to the executives (three times in the case of Mr. Riley)
during each of the three years immediately prior to the year in which the Event of Termination occurs
(with respect to each executive, the “Change in Control Payment”). Such amount shall be payable as salary continuation in equal installments over 12 months (18 months in the case of Mr. Riley). The agreements further provide that the executives shall receive continued medical, dental, and vision benefits for 18 months (36 months in the case of Mr. Riley) after termination.
Payments Made Upon Retirement
Upon termination based on retirement, a NEO shall be entitled to all benefits under any retirement plan of the Company and other plans to which NEO is a party.
The individual equity award agreement governing outstanding equity awards provides for accelerated vesting and settlement of Restricted Stock Units upon the termination of employment due to retirement, as defined under the employment agreements. Performance based awards would remain outstanding for the completion of their performance measurement period.
Payments Made Upon Death
In the event of termination due to death, the estates or other beneficiaries of the NEOs are entitled to receive benefits under our group life insurance plan equal to the lesser of (i) two and a half times their respective base salary or (ii) $300,000. For all NEOs, the applicable amount would be $300,000.
In addition, we have obtained life insurance policies on selected officers of First Interstate Bank, which include a survivor benefit, as described above under the heading "Survivor Income Benefits."
The individual equity award agreements governing outstanding equity awards provides for accelerated vesting and settlement upon the termination of employment due to death.
Payments Made Upon Disability
In the event of termination due to disability, the NEOs are entitled to receive benefits under our group disability plan which generally provides for 60% of pre-disability earnings up to a maximum of $13,000 per month. For each of the NEOs the applicable amount would be $13,000 per month.
The individual equity award agreements governing outstanding equity awards provides for accelerated vesting and settlement upon the termination of employment due to disability, as defined under the employment agreements.
Other Employment Termination
Pursuant to Section 409A of the Code, certain payments to the NEOs would not commence for six months following a termination of employment. If required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following NEO’s separation from service.

2023 Proxy Statement	85	First Interstate BancSystem, Inc.
The following tables show estimated payments that our NEOs may receive assuming various employment termination and change-in-control scenarios as if they occurred on December 31, 2023.
The actual amounts for those NEOs would be calculated based on facts as of the actual termination of employment.
Post-Employment Payments
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2023 - Mr. Kevin P. Riley

			Involuntary	Change in Control
Executive Payments and		Involuntary	Termination Without	With Termination
Benefits upon Termination	Voluntary	Termination	Cause / Termination	for Good Reason
or Change in Control	Termination	for Cause	for Good Reason	or Without Cause	Death	Disability
Compensation:
Severance	$—	$—	$3,948,787 (a)	$6,164,805 (b)	$—	$—
Pro-rata Bonus	—	—	—	1,076,394 (c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—	1,762,567	1,762,567	1,762,567
- Performance Awards (e)	—	—	—	3,023,694	3,023,694	3,023,694
Supplemental Retirement (f)	—	—	—	244,720	244,720	244,720
Benefits & Perquisites:
Survivor Income Benefits (g)	—	—	—	—	150,000	—
Health Benefits (h)	—	—	37,176	37,176	—	—
Total	$—	$—	$3,985,963	$12,309,356	$5,180,981	$5,030,981

(a)
Severance is equal to two times the sum of: Mr. Riley's current base salary, plus his average annual incentive compensation paid during the three years prior to termination (for performance in FYE 2020, 2021 and 2022), when the termination event is not in connection with a change-in-control or following an acquisition of an entity. Severance would increase to $5,923,181 (three times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Benefits are payable over 18 months.

(b)	Severance is equal to three times the sum of Mr. Riley's current base salary, plus his 2023 target annual cash incentive, payable over 18 months.
(c)
Reflects Mr. Riley's target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2023, the amount reflects the full target cash award that would be payable in lieu of his 2023 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2023) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 29, 2023 closing price of $30.75.

(e)
Reflects vesting of performance-based restricted stock units (including dividends accrued through December 31, 2023)
upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels. Awards are valued using the December 29, 2023 closing price of $30.75.

(f)
Reflects full vesting of Mr. Riley's unvested nonqualified defined contribution supplemental executive retirement plan balance upon a qualifying termination in connection with a change-in-control, and in the event of death, or disability.
Amounts include annual and performance contingent contributions earned for service Mr. Riley has provided through
December 31, 2023.

(g)
Reflects $150,000 of survivor income benefits payable to Mr. Riley's beneficiaries through a company owned life insurance policy covering the life of Mr. Riley. Mr. Riley's beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(h)
Estimates the cost of continuing medical, dental, and vision benefits, using 2023 COBRA rates. Assumes 24 months of continued coverage for qualifying terminations not in connection with a change-in-control as well as in connection with a change-in-control  If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated as $55,764 as benefits would continue for 36 months.

2023 Proxy Statement	86	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2023 - Ms. Marcy D. Mutch

			Involuntary	Change in Control
Executive Payments and		Involuntary	Termination Without	With Termination
Benefits upon Termination	Voluntary	Termination	Cause / Termination	for Good Reason
or Change in Control	Termination	for Cause	for Good Reason	or Without Cause	Death	Disability
Compensation:
Severance	$—	$—	$942,106 (a)	$1,835,844 (b)	$—	$—
Pro-rata Bonus	—	—	—	377,968 (c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—	460,137	460,137	460,137
- Performance Awards (e)	—	—	—	721,075	721,075	721,075
Benefits & Perquisites:
Survivor Income Benefits (f)			—	—	150,000	—
Health Benefits (g)	—	—	18,728	37,456	—	—
Total	$—	$—	$960,834	$3,432,480	$1,331,212	$1,181,212

(a)
Severance is equal to one times the sum of: Ms. Mutch's current base salary, plus her average annual incentive compensation paid during the three years prior to termination (for performance in FYE 2020, 2021 and 2022), when the termination event is not in connection with a change-in-control or following an acquisition of an entity. Severance would increase to $1,884,211 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of: Ms. Mutch's current base salary, plus her 2023 target annual cash incentive, payable over 12 months.
(c)
Reflects Ms. Mutch's target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2023, the amount reflects the full target cash award that would be payable in lieu of her 2023 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2023) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 29, 2023 closing price of $30.75.

(e)
Reflects vesting of performance-based restricted stock awards (including dividends accrued through December 31, 2023)
upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels. Awards are valued using the December 29, 2023 closing price of $30.75.

(f)
Reflects $150,000 of survivor income benefits payable to Ms. Mutch's beneficiaries through a company owned life insurance policy covering the life of Ms. Mutch. Ms. Mutch's beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2023 COBRA rates. Assumes 12 months of continued coverage for a qualifying termination not in connection with a change-in-control and 24 months of continued
coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $28,092, as benefits would continue for 18 months.

2023 Proxy Statement	87	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2023 - Mr. Kirk D. Jensen

			Involuntary	Change in Control
Executive Payments and		Involuntary	Termination Without	With Termination
Benefits upon Termination	Voluntary	Termination	Cause / Termination	for Good Reason
or Change in Control	Termination	for Cause	for Good Reason	or Without Cause	Death	Disability
Compensation:
Severance	$—	$—	$640,704 (a)	$1,319,687 (b)	$—	$—
Pro-rata Bonus	—	—	—	247,441 (c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—	234,845	234,845	234,845
- Performance Awards (e)	—	—	—	368,466	368,466	368,466
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—	—	150,000	—
Health Benefits (g)	—	—	24,361	48,722	—	—
Total	$—	$—	$665,065	$2,219,161	$753,311	$603,311

(a)
Severance is equal to one times the sum of: Mr. Jensen's current base salary, plus his average annual incentive compensation paid during the three years prior to termination (for performance in FYE 2020, 2021, and 2022), when the termination event is not in connection with a change-in-control or following an acquisition of an entity. Severance would increase to $1,281,409 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of Mr. Jensen's current base salary, plus his 2023 target annual cash incentive, payable over 12 months.
(c)
Reflects Mr. Jensen's target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2023, the amount reflects the full target cash award that would be payable in lieu of his 2023 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2023) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 29, 2023 closing price of $30.75.

(e)
Reflects vesting of performance-based restricted stock awards (including dividends accrued through December 31, 2023)
upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels. Awards are valued using the December 29, 2023 closing price of $30.75.

(f)
Reflects $150,000 of survivor income benefits payable to Mr. Jensen's beneficiaries through a company owned life insurance policy covering the life of Mr. Jensen. Mr. Jensen's beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2023 COBRA rates. Assumes 12 months of continued coverage for a qualifying termination not in connection with a change-in-control and 24 months of continued
coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $36,542, as benefits would continue for 18 months.

2023 Proxy Statement	88	First Interstate BancSystem, Inc.
Potential Payments Upon Termination or Change-in-Control Payments
as of 12/31/2023 - Ms. Lorrie F. Asker

			Involuntary	Change in Control
Executive Payments and		Involuntary	Termination Without	With Termination
Benefits upon Termination	Voluntary	Termination	Cause / Termination	for Good Reason
or Change in Control	Termination	for Cause	for Good Reason	or Without Cause	Death	Disability
Compensation:
Severance	$—	$—	$598,083 (a)	$1,496,000 (b)	$—	$—
Pro-rata Bonus	—	—	—	308,000 (c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—	234,329	234,329	234,329
- Performance Awards (e)	—	—	—	238,338	238,338	238,338
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—	—	150,000	—
Health Benefits (g)	—	—	17,059	34,118	—	—
Total	$—	$—	$615,142	$2,310,785	$622,667	$472,667

(a)
Severance is equal to one times the sum of: Ms. Asker's current base salary, plus her average annual incentive compensation paid during the three years prior to termination (for performance in 2020, 2021, and 2022), when the termination event is not in connection with a change-in-control or following an acquisition of an entity. Severance would increase to $1,196,167 (two times the compensation described herein) if the termination event followed an acquisition of an entity not constituting a change-in-control. Benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of Ms. Asker's current base salary, plus her 2023 target annual cash incentive, payable over 12 months.
(c)
Reflects Ms. Asker’s target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2023, the amount reflects the full target cash award that would be payable in lieu of her 2023 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock/unit awards (including dividends accrued through December 31,
2023) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 29, 2023 closing price of $30.75.

(e)
Reflects vesting of performance-based restricted stock awards (including dividends accrued through December 31, 2023)
upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels. Awards are valued using the December 29, 2023 closing price of $30.75.

(f)
Reflects $150,000 of survivor income benefits payable to Ms. Asker’s beneficiaries through a company owned life insurance policy covering the life of Ms. Asker. Ms. Asker's beneficiaries would also be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2023 COBRA rates. Assumes 12 months of continued coverage for a qualifying termination not in connection with a change-in-control and 24 months of continued
coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $25,589, as benefits would continue for 18 months.

2023 Proxy Statement	89	First Interstate BancSystem, Inc.
Potential Payments Upon Change-in-Control
as of 12/31/2023 - Ms. Kristina R. Robbins

			Involuntary	Change in Control
Executive Payments and		Involuntary	Termination Without	With Termination
Benefits upon Termination	Voluntary	Termination	Cause / Termination	for Good Reason
or Change in Control	Termination	for Cause	for Good Reason	or Without Cause	Death	Disability
Compensation:
Severance	$—	$—	$— (a)	$1,123,200 (b)	$—	$—
Pro-rata Bonus	—	—	—	210,600 (c)	—	—
Long-term Incentives
- Time-Restricted Awards (d)	—	—	—	236,049	236,049	236,049
- Performance Awards (e)	—	—	—	280,566	280,566	280,566
Benefits & Perquisites:
Survivor Income Benefits (f)	—	—	—	—	150,000	—
Health Benefits (g)	—	—	—	54,238	—	—
Total	$—	$—	$—	$1,904,653	$666,615	$516,615

(a)
Under her Change-in-Control Separation Agreement that was in place as December 31, 2023, Ms. Robbins is not entitled to involuntary termination / good reason severance benefits unless her qualifying termination occurs within 18 months following an acquisition of an entity not constituting a change-in-control.  Had a qualifying termination occurred on
December 31, 2023, her severance would be $1,102,000 (two times her current base salary, plus her average annual incentive compensation paid during the three years prior to termination (for performance in FYE 2020, 2021, and 2022)).
Benefits are payable over 12 months.

(b)	Severance is equal to two times the sum of Ms. Robbins' current base salary, plus her 2023 target annual cash incentive, payable over 12 months.
(c)
Reflects Ms. Robbins' target annual cash incentive award pro-rated for the portion of the year prior to termination.
Because termination is assumed to occur on December 31, 2023, the amount reflects the full target cash award that would be payable in lieu of her 2023 annual incentive award.

(d)
Reflects full vesting of time-based restricted stock / unit awards (including dividends accrued through December 31,
2023) upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death, or disability. Awards are valued using the December 29, 2023 closing price of $30.75.

(e)
Reflects vesting of performance-based restricted stock units (including dividends accrued through December 31, 2023)
upon a qualifying termination during the 24 month period following a change-in-control, and in the event of death or disability, payable at target levels. Awards are valued using the December 29, 2023 closing price of $30.75.

(f)
Reflects $150,000 of survivor income benefits payable to Ms. Robbins' beneficiaries through a company owned life insurance policy covering the life of Ms. Robbins. Ms. Robbins' beneficiaries would be entitled to receive $300,000 of life insurance benefits under our group life insurance plan.

(g)
Estimates the cost of continuing medical, dental, and vision benefits, using 2023 COBRA rates. Assumes 24 months of continued coverage for a termination in connection with a change-in-control. If the termination event followed an acquisition of an entity not constituting a change-in-control, costs are estimated to be $40,678, as benefits would continue for 18 months.

Payments Upon Termination  - Ms. Ashley Hayslip
Ms. Hayslip separated employment with the Company effective February 9, 2023. Pursuant to the terms of her employment agreement, the Company provided Ms. Hayslip with a severance package totaling $788,984.  This amount includes $765,000 (one times the sum of her current annual base salary at the time, plus her average annual incentive compensation paid during the three years prior to termination) payable over twelve months in equal installments.  Also included is $23,984, the cost of continued Health Benefits for 12 months post termination for Ms. Hayslip paid for by the Company.
Payments Upon Termination  - Mr. Scott Erkonen
Mr. Erkonen separated employment with the Company effective June 28, 2023. Pursuant to the terms of his employment agreement, the Company provided Mr. Erkonen with a severance package totaling
$586,794.  This amount includes $578,335 (one times the sum of his current annual base salary at the time, plus his average annual incentive compensation paid during the three years prior to termination)
payable over twelve months in equal installments.  Also included is $8,459, the cost of continued
Health Benefits for 12 months post termination for Mr. Erkonen paid for by the Company.

2023 Proxy Statement	90	First Interstate BancSystem, Inc.
Certain Relationships and Related Party Transactions
Related Person Transaction Policy
Our Board has adopted a written Related Person Transaction Policy that is applicable to our executive officers, directors, and certain entities and individuals related to such persons. Our Related Person
Transaction Policy generally provides that we will not enter into any transactions with related parties unless such transaction(s) are (1) reviewed by the Governance and Nominating Committee after disclosure of the relevant facts and circumstances, including any benefits to the Company and the terms of any comparable products or services provided by unrelated third parties; and (2) determined by the Governance and Nominating Committee to be in the best interests of the Company and our shareholders. The policy also provides that the chair of the Governance and Nominating Committee has delegated authority to approve such transaction(s) in certain circumstances, subject to ratification by the Governance and Nominating Committee. The policy does not apply to loan and credit transactions to directors and executive officers that are covered by Regulation O adopted by the Federal Reserve.
All related party transactions requiring approval were reviewed and approved by the Governance and
Nominating Committee in accordance with the terms of the policy in place at the relevant time. In addition, all pre-approved related party transactions were provided either to the Committee or to the
Independent Committee for review as required by the terms of the policy in place at the relevant time. There were no related party transactions identified which were not subject to the policies and approvals above.
Related Party Transactions
We conduct banking transactions in the ordinary course of business with related parties, including directors, executive officers, shareholders, and their associates on the same terms as those prevailing at the same time for comparable transactions with unrelated persons and that do not involve more than a normal risk of collectability or present other unfavorable features.
Certain executive officers, directors, and greater than 5% shareholders of the Company and certain entities and individuals related to such persons had transactions with the Company in the ordinary course of business. These parties were deposit clients of the Bank and incurred indebtedness in the form of loans, as clients, of $11.1 million and $18.9 million at December 31, 2023 and 2022, respectively. During 2023, new loans and advances on existing loans of $5.8 million were funded, loan repayments totaled $6.1 million, and $7.5 million of loans were removed or added due to changes in related parties. All deposit and loan transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the Company and do not involve more than a normal risk of collectability or present other unfavorable features.
On December 14, 2023, the Company completed the repurchase of one million shares of its common stock from the estate of the Homer Scott, Jr. Revocable Trust (the “Trust”) at a price of $32.14 per share, or the closing price per share of the common stock as reported on the Nasdaq Stock Market on
December 14, 2023, representing an aggregate purchase price of $32.1 million. The Trust is an affiliate of the Company, as it is a member of the “Scott Family FIBK Shareholder Group” identified as such in the beneficial ownership table included in the Company’s definitive proxy statement filed with the
Securities and Exchange Commission on April 11, 2023, which group includes three of the Company’s directors, namely Messrs. James R. Scott, John M. Heyneman, Jr., and Jonathan R. Scott, and all of
which family group members collectively beneficially own greater than 5% of the outstanding shares of the Common Stock. Additionally, the Company’s wholly owned subsidiary, First Interstate Bank, currently serves as trustee of the Trust.

2023 Proxy Statement	91	First Interstate BancSystem, Inc.
Conflict of Interest Policy
On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Under our code of conduct, all employees, including executive officers, are expected to avoid conflicts of interest. Pursuant to our code of ethics for the chief executive officer and senior finance officers, such officers are prohibited from engaging in activities that are or may appear to be a conflict of interest unless a specific, case-by-case exception has first been reviewed and approved by the
Board. All directors are subject to the Board’s governance standards that include a code of ethics and conduct guide requiring the directors to avoid conflicts of interest.
Information About the Shareholder Meeting
Solicitation Information
This proxy statement, the accompanying proxy card, and the Annual Report are being made available to our shareholders on the Internet at www.astproxyportal.com/ast/40019/ beginning on or about
April 11, 2024. Our Board is soliciting your proxy to vote your shares at the annual meeting of shareholders to be held on May 22, 2024. The Board is soliciting your proxy to give all shareholders the opportunity to vote on matters that will be presented at the annual meeting. This proxy statement provides you with information on these matters to assist you in voting your shares.
We are pleased to take advantage of the SEC e-proxy rules that allow companies to post their proxy materials on the internet. We will be able to provide our shareholders with the information they need while lowering the cost of the delivery of materials and reducing the environmental impact of printing and mailing hard copies. As permitted by the SEC rules, we are sending a Notice of Internet Availability of Proxy Materials, or the Notice, to our shareholders on or about April 12, 2024. All shareholders will have the ability to access the proxy materials on the website referred to above and in the Notice.
Shareholders will also have the ability to request a printed set of the proxy materials. Instructions on how to access the proxy materials on the internet or to request a printed copy may be found in the
Notice. Instructions on how to vote your shares and how to download a proxy card for voting at the annual meeting will also be contained in the Notice.
What is a proxy?
A proxy is your legal designation of another person to vote on your behalf. By completing and returning the proxy card, you are giving the persons designated in the proxy the authority to vote your shares in the manner you indicate on the proxy card.
Why did I receive more than one Notice or proxy card?
You may receive multiple Notices or proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. In addition, if your shares are held by a broker or trustee, you will receive your proxy card or other voting information from your broker or trustee. You should vote separately with respect to each Notice or proxy card you receive as each will have a separate control number and will be related to different shares beneficially owned by you.
Who pays the cost of this proxy solicitation?
We pay the costs of soliciting proxies. Upon request, we will reimburse brokers, banks, trusts, and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our common stock.
Our principal executive offices are located at 401 N. 31st Street, Billings, Montana 59101, and our
telephone number is (406) 255-5311. A list of stockholders entitled to vote at the annual meeting will be available at our offices for a period of 10 days prior to the meeting and at the meeting itself for examination by any stockholder.

2023 Proxy Statement	92	First Interstate BancSystem, Inc.
Is this proxy statement the only way proxies are being solicited?
In addition to these proxy materials, certain of our directors, officers and employees may solicit proxies by telephone, facsimile, e-mail, or personal contact. They will not be specifically compensated for doing so.
Voting Information
Who is qualified to vote?
You are qualified to receive notice of, and to vote at, the annual meeting if you were an owner of record of our common stock, our only voting securities, as of the close of business on our record date of March 22, 2024.
How many shares of common stock may vote at the annual meeting?
As of the record date, there were 103,266,391 shares of common stock outstanding and entitled to vote at our annual meeting. Our common stock is our only capital stock outstanding.
How are shares voted by the proxies?
The proxies appointed by the Board will vote your shares as you instruct on your proxy. Each share of common stock is entitled to one vote on each matter to be considered at our annual meeting. If you are the shareholder of record of your shares and you sign a proxy without specific voting instructions indicated, the proxies will vote your shares as recommended by the Board on all matters to be considered at the meeting.
Is there a quorum requirement?
For the annual meeting to be valid, there must be a quorum present. A quorum requires that more than 50% of the voting power of our common stock issued and outstanding, and entitled to vote at the meeting, be represented at the meeting, in person or by proxy.
What is the difference between a “shareholder of record” and other “beneficial” holders?
These terms describe how your shares are held. If your shares are registered directly in your name, you are a “shareholder of record.” If your shares are held on your behalf in the name of a broker, bank, trust, or other nominee as a custodian, you are a “beneficial” holder. Only “shareholders of record”
may vote at the annual meeting.
How do I vote my shares?
If you are a “shareholder of record,” you can vote your shares in person at the annual meeting or by proxy:
Please refer to the specific instructions set forth on the proxy card. We encourage you to vote electronically. If you are a “beneficial” holder, your broker, bank, trust, or other nominee will provide you with materials and instructions for voting your shares.
Can I vote my shares in person at the annual meeting?
If you are a “shareholder of record,” you may vote your shares in person at the annual meeting. If you are a “beneficial” holder, you must obtain a proxy from our broker, bank, trust, or other nominee giving you the right to vote the shares at the annual meeting.

2023 Proxy Statement	93	First Interstate BancSystem, Inc.
What is the Board’s recommendation on how I should vote my shares?

PROPOSAL 1	The Board recommends you vote your shares FOR the election of each of the four director nominees.
PROPOSAL 2	The Board recommends you vote your shares FOR the approval of the increase in the number of shares authorized for issuance under the Company’s 2023 Equity and Incentive Plan.
PROPOSAL 3	The Board recommends you vote your shares FOR the adoption of a non-binding advisory resolution on executive compensation.
PROPOSAL 4	The Board recommends you vote your shares FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.
How will my shares be voted if I do not specify how they should be voted?
If you are a shareholder of record and you sign and return your proxy card without indicating how you want your shares to be voted, the appointed proxies will vote your shares FOR the election of the four director nominees; FOR the approval of an increase in the number of shares authorized for issuance under our 2023 Equity and Incentive Plan; FOR the adoption of a non-binding advisory resolution on executive compensation; and FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024.
Can my broker or other nominee vote the shares beneficially held by me (rather than held
“of record” by me) for any of the proposals?
A broker or other entity holding shares for an owner in “street name” may vote for so-called “routine”
proposals under certain circumstances without receiving voting instructions from the beneficial owner.
A broker or other entity may vote on “non-routine” proposals only if the beneficial owner has provided it specific voting instructions. A broker non-vote occurs when the broker or other entity is unable to vote on a proposal because the proposal is non-routine and the owner does not provide any voting instructions on that proposal, at a meeting where the broker or other entity is able to and does vote on a routine matter that is also being voted upon at that meeting. The only “routine” matter included in this proxy statement is Proposal Four to ratify the appointment of our independent registered public accounting firm. Each of the other proposals relates to a “non-routine matter”. Therefore, if you are a
“beneficial” holder and you do not provide specific voting instructions to your broker or other entity on how to cast your vote in respect of a non-routine matter, the broker or other entity will not be able to cast a vote on your behalf with respect to that matter, resulting in so-called “broker non-votes” on that matter if the broker or other entity votes on the routine matter. It is important, therefore, that you instruct your broker as to how you wish to have your shares voted on each proposal, even if you wish to vote as recommended by the Board.
What vote is required once a quorum is present at the meeting?
With respect to Proposal One, the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors is required to elect a director nominee.
With respect to Proposal Two, Proposal Three, and Proposal Four, the votes cast favoring the action by of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the corresponding matter must exceed the votes cast opposing the action by the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the corresponding matter for each of such matters to be approved.
How are abstentions and broker non-votes treated?
Abstentions are deemed as present and “entitled to vote” at the annual meeting and are counted for purposes of establishing a quorum for the proper conduct of business at the annual meeting.
Abstentions will have the same effect as votes “Against” the approval of Proposal One, but they will have no effect on the outcome of the voting on any of the other proposals. Broker non-votes, if any, are deemed as absent and not “entitled to vote” at the annual meeting with respect to any matter for which a broker non-vote is received and are not relevant for purposes of establishing a quorum for the

2023 Proxy Statement	94	First Interstate BancSystem, Inc.
proper conduct of business at the annual meeting. Broker non-votes will have no effect on the outcome of the voting of any of the proposals for which non-broker votes are received.
How do I change or revoke my proxy?
After voting you may change your vote one or more times, or you may revoke your proxy, at any time before the vote is taken at the annual meeting. You may change your vote or revoke your proxy, as applicable, by doing one of the following:
•sending a written notice of revocation to our corporate secretary that is received prior to the annual meeting, stating that you revoke your proxy;
•signing a later-dated proxy card and submitting it so that it is received prior to the annual meeting in accordance with the instructions included in the proxy card(s);
•voting again via the internet or by telephone using the instructions described in the Notice; or
•attending the annual meeting and voting your shares in person.
Who will count the votes?
Representatives from Equiniti Trust Company, LLC, our transfer agent, will serve as our inspector of elections and count and tabulate the votes cast at the annual meeting. The inspector of election is expected to attend the annual meeting via telephone conference call.
What if I have further questions?
If you have any further questions about voting your shares or attending the annual meeting, please contact our corporate secretary, Kirk D. Jensen, Esq., at 406-255-5304, or by e-mail:
Kirk.Jensen@fib.com.

2023 Proxy Statement	95	First Interstate BancSystem, Inc.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file.
To our knowledge, during the year ended December 31, 2023, all of our directors, executive officers, and greater than 10% shareholders complied with all Section 16(a) filing requirements, except that: (1)
one report with respect to one transaction effected by Mr. James R. Scott was not timely filed; (2) one report with respect to two transactions effected by Ms. Julie A. Scott was not timely filed; and (3) one report with respect to one gift transaction effected by Mr. Jeremy Scott was not timely filed.
Shareholder Proposals
The rules of the SEC permit shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by company action in accordance with the SEC’s proxy rules. Our 2024 annual meeting of shareholders is expected to be held on or about May 22, 2024, and proxy materials in connection with that meeting are expected to be mailed on or about April 12, 2024. The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement for our 2025 annual meeting of shareholders is December 13, 2024, which is 120 days prior to the anniversary of the mailing date for our proxy materials for this year’s annual meeting.
Additionally, under the terms of our bylaws, shareholders who wish to present an item of business or nominate a director at the 2025 annual meeting, but does not seek to include such item of business or director nominee in our proxy statement for the 2025 annual meeting, must provide notice to the corporate secretary at our principal executive offices not later than 5:00 p.m., local time, on the 90th day (February 21, 2025), nor earlier than 8:00 a.m., local time, on the 120th day (January 22, 2025), prior to May 22, 2025, which will be the one-year anniversary of our 2024 annual meeting. In the event that a special meeting of shareholders is called for the election of directors, a shareholder’s nomination must be delivered to the corporate secretary at our principal executive offices of the
Company by a shareholder of record (on the record date and date of the meeting) and such notice must not be received earlier than 8:00 a.m., local time, on the 120th day prior to the date of the special meeting and not later than 5:00 p.m., local time, on the 10th day following the day on which public disclosure is first made of the date of the special meeting. If we do not receive notice of a shareholder proposal within that period of time, such proposal will be considered untimely pursuant to
Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board for our 2025 annual meeting of shareholders may exercise discretionary voting power with respect to such proposal and/or the Chair may consider the matter out of order and not address it at the meeting at all. The notice must also contain the information required by our bylaws, and the shareholder(s) must comply with the information and other requirements set forth in our bylaws with respect to such proposals. A shareholder providing notice of any business at a shareholder meeting, other than the nomination for election or reelection of a person as a Director to the Board (“Proposed Nominee”), must provide a reasonably brief description of the business desired to be brought before the shareholder meeting, including the text of any such proposal, the reasons for conducting such business at the shareholder meeting, and all other information relating to such business that would be required to be disclosed in a proxy statement or other filing required to be made.  The information provided must include all information that would be necessary for inclusion under the Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.
A shareholder providing notice of a nomination of a Proposed Nominee to the board is required to set forth, as to each Proposed Nominee:

2023 Proxy Statement	96	First Interstate BancSystem, Inc.
•basic biographical information about each Proposed Nominee including their name, age, business address, residence address, and principal occupation;
•the class and number of shares of the Company that are held of record or are beneficially owned by Proposed Nominee and a description of any derivative instruments held or beneficially owned thereby or of any other agreement or arrangement the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from, changes in the price of any shares of the Company, or maintain, increase or decrease the voting power of such Proposed
Nominee held or beneficially owned thereby or of any other agreement or arrangement the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from, changes in the price of any shares of the Company, or maintain, increase or decrease the voting power of such Proposed Nominee;
•information related to the Proposed Nominee and its affiliates or associates that would be required to be disclosed in a proxy statement or filing required to be made by the stockholder or their associates in connection with the solicitations of proxies for the election of directors required pursuant to the Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (collectively, the “Proxy Rules”);
•the Proposed Nominee’s written consent to being named in the applicable proxy statement and to serving as a director of the Company if elected;
•a reasonably detailed description of any direct or indirect material relationships, or any agreements, arrangements, or understandings, whether compensatory, payment, indemnification or other that a Proposed Nominee has, or has had within the past three years, with the noticing stockholder or their associates;
•a description of any business or personal interests of the Proposed Nominee that might cause a conflict of interest with the Company or its affiliates; and
•information regarding the relationship and any agreement or arrangements between the
Proposed Nominee and the shareholder submitting the nomination.
In addition, a Proposed Nominee must also provide a signed written questionnaire containing information regarding such Proposed Nominee’s background and qualifications and such other information as may reasonably be required to determine their eligibility to serve as a director or independent director of the Company.  The Company also requires the Proposed Nominee to provide various written representations and undertakings pertaining to, among other things, the Proposed
Nominee’s fiduciary obligations, compliance obligations with applicable laws, rules, regulations, and
Company policies, outside arrangements impacting voting, and that the information provided is accurate and complete in all material respects.  The Proposed Nominee also agrees that they intend to fulfill the full term on the Board and will resign as Director if the Board determines that the Director has not complied with the various requirements in the bylaws.
As to the shareholder giving the notice, the shareholder and any ”Stockholder Associated Person” as such term is described in the bylaws, must also provide additional information about such shareholder and associated person, including:
•background biographical information such as name and address (as they appear in the
Company’s books and records) and any class, series, and number of shares of securities of the
Company, directly or indirectly, regardless of whether they are owned beneficially and/or of record by the shareholder and each associated person, in the name of a nominee holder, or by a third party entity;
•a description of all rights to dividends that are separated or separable from the underlying security;
•any significant equity interests or any derivative instruments held in any principal competitor of the Company by the shareholder or any associated person;

2023 Proxy Statement	97	First Interstate BancSystem, Inc.
•any direct or indirect interest of in any agreement, arrangement or understanding, written or oral, with the Company, any affiliate of the Company or any principal competitor of the
Company and a written representation regarding any breach of such agreements, arrangements, or understandings;
•a description of any material interest in the business proposed, or the election of any Proposed
Nominee;
•whether the shareholder or any associated person has complied, and will comply, with all applicable requirements of state law and the Exchange Act with respect to shareholder proposals;
•a complete and accurate description of any performance-related fees or other compensation related to the Company’s securities;
•a description of the investment strategies or objectives of the shareholder as they relate to the
Company and a copy of any presentation, document or marketing material provided to third parties regarding the same;
•all information that would be required to be set forth in a Schedule 13D filed with the SEC if such a statement were required to be filed by such shareholder or any associated person with respect to the Company (regardless of whether such person or entity is actually required to file a Schedule 13D);
•a certification that the shareholder and associated persons have complied with all applicable federal, state and other legal requirements in connection with investment activities related to the Company;
•if the shareholder (or the beneficial owner(s) on whose behalf such shareholder is submitting a notice to the Company) is not a natural person, the identity and certain background information on each natural person responsible for the formulation of and decision to propose the business or nomination to be brought before the meeting;
•a representation from such shareholder as to whether the shareholder or any associated person intends or is part of a group which intends (1) to solicit proxies in support of the election of any
Proposed Nominee in accordance with Rule 14a-19 under the Exchange Act or (2) to engage in a solicitation (within the meaning of Exchange Act Rule 14a-1(l)) with respect to the nomination or other business, as applicable, and if so, the name of each participant (as defined in Item 4 of
Schedule 14A under the Exchange Act) in such solicitation;
•a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and that such shareholder intends to appear in person, or by proxy, at the meeting to nominate the person or persons named in the notice;
•a complete and accurate description of any known pending or threatened legal proceeding involving the shareholder or any associated persons and the Company or any current or former officer, director, affiliate or associate of the Company;
•identification of the names and addresses of other shareholders (including beneficial owners)
known to support the nomination(s) or other business proposal(s) submitted by the shareholder;
and
•any other information relating to such shareholder or any associated person that would be required to be disclosed in a proxy statement or other filings required to be made with the SEC in connection with the solicitations of proxies for the election of directors pursuant to securities rules and regulations.
A shareholder is required to update the information provided in any such notice if it is not true and correct and must do so within prescribed time periods prescribed within the bylaws or such information could be deemed to have not been provided in accordance with the provisions of the bylaws.

2023 Proxy Statement	98	First Interstate BancSystem, Inc.
In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.
Other Matters
We know of no matters other than as contained in the Notice of Annual Meeting of Shareholders to be
brought before the meeting. The enclosed proxy, however, gives discretionary authority for the proxy holders to vote on your behalf in the event that any additional matters should be duly presented.
Any shareholder may obtain without charge a copy of our Annual Report, which includes our audited financial statements. Written requests for a copy of our Annual Report should be addressed to Investor
Relations, First Interstate BancSystem, Inc., P.O. Box 30918, Billings, Montana 59116-0918.
BY ORDER OF THE BOARD OF DIRECTORS
Kirk D. Jensen
General Counsel and Corporate Secretary
Billings, Montana
April 11, 2024

2023 Proxy Statement	99	First Interstate BancSystem, Inc.
Appendix A - Non-GAAP Financial Measures
In addition to results presented in accordance with accounting principles generally accepted in the
United States of America, or GAAP, this proxy statement contains the following non-GAAP financial measures that management uses to evaluate our performance relative to our capital adequacy standards and in connection with determining management’s performance under our short-term incentive plan: (i) tangible common stockholders’ equity; (ii) average tangible common stockholders’
equity; (iii) tangible book value per common share; (iv) return on average tangible common stockholders’ equity; (v) adjusted efficiency ratio; (vi) PPNR; (vii) adjusted PPNR; (viii) adjusted PPNR per common share; (ix) Adjusted EPS; (x) Adjusted return on average common stockholders’ equity;
and (xi) Adjusted return on average tangible common stockholders’ equity.
Tangible common stockholders’ equity is calculated as total common stockholders’ equity less goodwill and other intangible assets (excluding mortgage servicing rights). Average tangible common stockholders’ equity is calculated as average stockholders’ equity less average goodwill and other intangible assets (excluding mortgage servicing rights). Tangible book value per common share is calculated as tangible common stockholders’ equity divided by common shares outstanding. Return on average tangible common stockholders’ equity is calculated as net income available to common shareholders divided by average tangible common stockholders’ equity. Reported efficiency ratio is calculated utilizing the FDIC definition as non-interest expense less amortization of intangible assets and OREO gains/losses as a percent of net interest income plus non-interest income. Adjusted efficiency ratio is calculated utilizing the FDIC definition adjusted to exclude acquisition and litigation expenses from non-interest expense and securities gains/losses, mortgage servicing rights impairment or recovery of prior mortgage servicing rights impairments, gain on the disposition of debt, and a recovery in credit valuation discount on derivatives acquired from non-interest income. PPNR is calculated as net interest income plus non-interest income less non-interest expense. Adjusted PPNR excludes acquisition and litigation expenses from non-interest expense and securities gains/losses, mortgage servicing rights impairment or recovery of prior mortgage servicing rights impairments, gain on the disposition of debt, and a recovery in credit valuation discount on derivatives acquired from non-interest income.  Adjusted PPNR per common share is calculated as adjusted PPNR divided by weighted-average diluted shares outstanding. Adjusted EPS, adjusted return on average common stockholders’ equity, and adjusted return on average tangible common stockholders’ equity are calculated as described in the reconciliation of such financial measures to their most directly comparable GAAP financial measures provided in this Appendix A below. These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies because other companies may not calculate these non-GAAP measures in the same manner. They also should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP.
The Company adjusts the most directly comparable capital adequacy GAAP financial measures to the non-GAAP financial measures described in subclauses (i) through (iv), (x), and (xi) to exclude goodwill and other intangible assets (except mortgage servicing rights). Management believes these non-GAAP financial measures are useful to investors in evaluating the Company’s performance because, as a general matter, they either do not represent an actual cash expense and are inconsistent in amount and frequency (often dependent upon the timing, size, and complexity of our acquisitions), or they cannot be anticipated or estimated in any particular period (in particular as it relates to unexpected recovery amounts).  Our non-GAAP financial measures are are intended to complement the capital ratios, defined by banking regulators, and to present on a consistent basis our and our acquired companies’ organic continuing operations without regard to the acquisition costs and adjustments that we consider to be unpredictable and dependent on a significant number of factors that are outside our control. This impacts the ratios that are important to analysts and allows investors to compare certain aspects of the Company’s capitalization to other companies.
As described in subclauses (v) through (ix), we adjusted the performance measures against which our management’s 2022 performance was measured for purposes of determining payouts under the
Company’s short-term incentive compensation program. EPS targets were adjusted because at the time

2023 Proxy Statement	A-1	First Interstate BancSystem, Inc.
the 2022 performance goals were established, the Compensation and Human Capital Committee determined it was not appropriate to reward short term incentives as a result of the provisioning (or recovery) of loan losses, due to indeterminable impact economic recovery might have on the required
ACL. We adjusted our Efficiency Ratio for purposes of the short-term incentive program from the FDIC definition of Efficiency Ratio to eliminate OREO expense/income and Investment security gains/losses and non-operating expenses related to a litigation settlement and acquisition related costs. We adjusted PPNR for purposes of the short-term incentive program to excluded acquisition and litigation expenses from non-interest expense and securities gains/losses, mortgage servicing rights impairment or recovery of prior mortgage servicing rights impairments, gain on the disposition of debt, and a recovery in credit valuation discount on derivatives acquired from non-interest income. These non-
GAAP financial measures have been included in this proxy statement to assist investors and other interested parties in understanding how actual payouts under our short-term incentive plan were determined and how they fit within the Company’s broader executive compensation program.
See the Non-GAAP Financial Measures table below, and the textual discussion provided elsewhere in this proxy statement for a reconciliation of the above-described non-GAAP Financial Measures to their most directly comparable GAAP financial measures.

2023 Proxy Statement	A-2	First Interstate BancSystem, Inc.

FIRST INTERSTATE BANCSYSTEM, INC. AND SUBSIDIARIES
Non-GAAP Financial Measures
(Unaudited)

		As of or For the Year Ended
(In millions, except % and per share data)		Dec 31, 2023	Dec 31, 2022	Dec 31, 2021	Dec 31, 2020	Dec 31, 2019
Total common stockholders' equity (GAAP)	(A)	$3,227.5	$3,073.8	$1,986.6	$1,959.8	$2,013.9
Less goodwill and other intangible assets (excluding mortgage servicing rights)		1,210.3	1,225.9	690.9	700.8	711.7
Tangible common stockholders' equity (Non- GAAP)	(B)	$2,017.2	$1,847.9	$1,295.7	$1,259.0	$1,302.2

Average common stockholders’ equity (GAAP)	(C)	$3,150.9	$3,189.5	$1,974.1	$1,985.2	$1,899.0
Less: average goodwill and other intangible assets (excluding mortgage servicing rights)		1,217.9	1,186.5	695.7	706.1	694.1
Average tangible common stockholders’ equity (Non-GAAP)	(D)	$1,933.0	$2,003.0	$1,278.4	$1,279.1	$1,204.9

Common shares outstanding	(E)	103,942	104,442	62,200	62,096	65,246
Net income available to common stockholders	(F)	$257.5	$202.2	$192.1	$161.2	$181.0

Book value per share (GAAP)	(A)/(E)	31.05	29.43	31.94	31.56	30.87
Tangible book value per common share (Non- GAAP)	(B)/(E)	19.41	17.69	20.83	20.28	19.96

		As of or For the Year Ended
(In millions, except % and per share data)		Dec 31, 2018	Dec 31, 2017	Dec 31, 2016	Dec 31, 2015	Dec 31, 2014
Total common stockholders' equity (GAAP)	(G)	$1,693.9	$1,427.6	$982.6	$950.5	$908.9
Less goodwill and other intangible assets (excluding mortgage servicing rights)		631.6	521.8	222.5	215.1	218.9
Tangible common stockholders' equity (Non- GAAP)	(H)	$1,062.3	$905.8	$760.1	$735.4	$690.0

Average common stockholders’ equity (GAAP)	(I)	$1,525.8	$1,243.7	$963.5	$926.1	$855.9
Less: average goodwill and other intangible assets (excluding mortgage servicing rights)		566.6	408.9	216.7	216.5	200.7
Average tangible common stockholders’ equity (Non-GAAP)	(J)	$959.2	$834.8	$746.8	$709.6	$655.2

Common shares outstanding	(K)	60,623	56,466	44,926	45,458	45,788
Net income available to common stockholders	(L)	$160.2	$106.5	$95.7	$86.7	$84.4

Book value per share (GAAP)	(G)/(K)	27.94	25.28	21.87	20.92	19.85
Tangible book value per common share (Non- GAAP)	(H)/(K)	17.52	16.04	16.92	16.18	15.07

2023 Proxy Statement	A-3	First Interstate BancSystem, Inc.

FIRST INTERSTATE BANCSYSTEM, INC. AND SUBSIDIARIES
Non-GAAP Financial Measures
(Unaudited)

		As of or For the Year Ended
(In millions, except % and per share data)		Dec 31, 2023	Dec 31, 2022	Dec 31, 2021	Dec 31, 2020	Dec 31, 2019
Total non-interest expense	(A)	$656.8	$766.0	$405.5	$387.5	$388.6
Less: Acquisition-related expense		—	118.9	11.6	—	20.3
Less: Litigation accrual (recovery)		—	1.8	1.0	—	—
Adjusted non-interest expense	(B)	656.8	645.3	392.9	387.5	368.3
Less: Intangible amortization	(C)	15.7	15.9	9.9	10.9	11.2
Less: Other real estate owned (income) expense		1.5	2.3	(0.2)	(0.5)	(2.2)
Adjusted expense for efficiency ratio	(D)	639.6	627.1	383.2	377.1	359.3

Net interest income	(E)	878.8	942.6	489.2	497.8	495.0
Add: Total non-interest income	(F)	147.0	163.2	149.5	155.9	142.6
Less: Net (loss) gain from investment securities		(23.5)	(24.4)	1.1	0.3	0.1
Less: MSR recovery (impairment)		—	3.4	6.9	(9.9)	(0.4)
Less: Other income*		—	3.1	—	—	—
Adjusted revenue	(G)	$1,049.3	$1,123.7	$630.7	$663.3	$637.9

Efficiency ratio	(A)-(C) (E)+(F)	62.50%	67.83%	61.94%	57.61%	59.19%
Adjusted efficiency ratio	(D)/(G)	60.95	55.81	60.76	56.85	56.33

Weighted-average diluted shares outstanding	(H)	103,780	103,341	61,742	63,729	63,885

PPNR	(E)+(F)-(A)	$369.0	$339.8	$233.2	$266.2	$249.0
PPNR per share	(E)+(F)-(A) (H)	3.56	3.29	3.78	4.18	3.90
Adjusted PPNR	(G)-(B)	392.5	478.4	237.8	275.8	269.6
Adjusted PPNR per common share	(G)-(B) (H)	3.78	4.63	3.85	4.33	4.22

(All adjustments are after-tax)
Reported net income (loss)	(I)	257.5	202.2	192.1	161.2	181.0
Plus: Non-PCD CECL Day 2 provision		—	53.6	—	—	—
Plus: Acquisition-related expenses		—	93.5	9.0	—	15.6
Plus: MSR fair value adjustments		—	(2.7)	(5.3)	7.6	0.3
Plus: Other income*		—	(2.4)	—	—	—
Plus: Investment securities loss (gain)		18.0	19.2	(0.9)	(0.2)	(0.1)
Plus: Litigation accrual (recovery)		—	1.4	0.8	—	—
Adjusted net income	(J)	$275.5	$364.8	$195.7	$168.6	$196.8

EPS	(I)/(H)	$2.48	$1.96	$3.11	$2.53	$2.83
Adjusted EPS	(J)/(H)	2.65	3.53	3.17	2.65	3.08

Average common stockholders’ equity (GAAP)	(K)	3,150.9	3,189.5	1,974.1	1,985.2	1,899.0
Less: average goodwill and other intangible assets (excluding mortgage servicing rights)		1,217.9	1,186.5	695.7	706.1	694.1
Average tangible common stockholders’ equity (Non-GAAP)	(L)	$1,933.0	$2,003.0	$1,278.4	$1,279.1	$1,204.9

Return on average common stockholders' equity (GAAP)	(I)/(K)	8.17%	6.34%	9.73%	8.12%	9.53%
Return on average tangible common stockholders’ equity (Non-GAAP)	(I)/(L)	13.32	10.09	15.03	12.60	15.02

*Other income represents the recovery in the credit valuation discount on derivatives acquired in the GWB acquisition at June 30, 2022, and the gain on the disposition of subordinated debt at March 31, 2022.

2023 Proxy Statement	A-4	First Interstate BancSystem, Inc.
Appendix B - Proxy Card

ANNUAL MEETING OF SHAREHOLDERS OF

FIRST INTERSTATE BANCSYSTEM, INC.

May 22, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING:
The Notice of Meeting, proxy statement, proxy card, and Annual Report on Form 10-K of the Company are available at http://www.astproxyportal.com/ast/40019/

↓ Please detach along perforated line and mail in the envelope provided. ↓

052224

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1, AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Class III Director Nominees:

NOMINEES:	FOR	AGAINST	ABSTAIN
1a. John M. Heyneman, Jr.	☐	☐	☐
1b. David L. Jahnke	☐	☐	☐
1c. Kevin P. Riley	☐	☐	☐
1d. James R. Scott	☐	☐	☐

5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

NOTE: The proxies will have discretionary authority, to the extent permitted by law, to act and vote on such other business as may properly come before the meeting or any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy Card. When shares are held jointly, each holder must sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

2023 Proxy Statement	B-1	First Interstate BancSystem, Inc.

0

FIRST INTERSTATE BANCSYSTEM, INC.

Proxy Card for Annual Meeting of Shareholders on May 22, 2024

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David L. Jahnke, Kevin P. Riley, and Kirk D. Jensen, and each of them, with the full power of substitution and power to act alone, as proxies to vote all the shares of common stock that the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of First Interstate BancSystem, Inc., to be held on Wednesday, May 22, 2024, at 4:00 p.m., Mountain Time, at the First Interstate Great West Center, 1800 Sixth Avenue North, Billings, MT 59101, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475

2023 Proxy Statement	B-2	First Interstate BancSystem, Inc.